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                                                                    EXHIBIT 10.9

                   AGREEMENT OF SUBLEASE AND LICENSE AGREEMENT

         This SUBLEASE AGREEMENT AND LICENSE AGREEMENT ("Sublease") is made and entered into as of the 1st day of July, 1996 by and between iGUIDE, INC., a Massachusetts corporation ("Sublessor") and ZIPCALL, LLC., a Connecticut limited liability company ("Sublessee").

                              W I T N E S S E T H:

         WHEREAS, CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership, as landlord ("Landlord") and Sublessor (formerly known as Delphi Internet Services Corporation), as tenant, entered into a Lease dated as of April 28, 1995, and First Amendment to Lease dated as of May 17, 1995 (collectively, the "Lease"), whereby Landlord leased to Sublandlord the entire fifth (5th) and sixth (6th) floors of Tower 1 and the entire fifth (5th) and sixth (6th) floors of Tower 2 ("Premises") of the building located at 900 Chelmsford Street, Lowell, Massachusetts (the "Building"), as more particularly described in the Lease, upon the terms and conditions contained therein. All capitalized terms used herein shall have the same meaning ascribed to them in the Lease unless otherwise defined herein. The Lease is attached hereto as Exhibit "A" and made a part hereof.

         WHEREAS, Sublessor and Sublessee want to enter into a sublease of that portion of the Premises consisting of the entire fifth (5th) and sixth (6th) floors of Tower 1 of the Building, as shown on the floor plans annexed hereto as Exhibit "B" and made a part hereof (the "Subleased Premises"), and also want to enter into a non-exclusive license agreement for that portion of the Premises located on the sixth (6th) floor of Tower 2 of the Building currently called and known to the parties as the TELCO/LAN Room, and for ACCESS and egress with respect thereto in the area described on EXHIBIT C hereto (collectively, the "Licensed Area") on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

         1A. SUBLEASING OF SUBLEASED PREMISES CONDITION OF SUBLEASED PREMISES.

                  (i) Sublessor hereby subleases to Sublessee and Sublessee hereby hires from Sublessor, the Subleased Premises, upon and subject to all of the terms, covenants, rentals and conditions hereinafter set forth.

                  (ii) Sublessee shall accept the Subleased Premises in the condition and state of repair on the date hereof, "as is", subject to ordinary wear and tear between the date hereof and the "Commencement Date" (as hereinafter defined), and, except as specifically set forth herein, Sublessee


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expressly acknowledges and agrees that Sublessor has made no representations with respect to the Subleased Premises or the Building and is not obligated to make any improvements, installations, repairs or restorations with respect to, or to perform any other work at, the Subleased Premises. All leasehold improvements made by Sublessee after the Commencement Date shall be made at Sublessee's sole cost and expense.

         1B. LICENSING OF LICENSED AREA: TERMINATION OF LICENSE;
INDEMNIFICATION.

                  (i) Located in the TELCO/LAN Room of the Licensed Area and housed on 19" racks (the "Racks") is certain electronic equipment purchased by Sublessee from Sublessor pursuant to the Asset Purchase Agreement described in
SECTION 21a) hereof. In no event may Sublessee utilize more than ten (10) Racks to house such equipment. The existing ASPECT Phone equipment is deemed to occupy two (2) Racks. Provided Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable cure periods, Sublessee, acting only through its executive officers or agents, contractors, servants, employees, invitees or licensees professionally qualified to service, upgrade, repair and otherwise deal with such equipment, shall be and hereby is granted a non-exclusive license by Sublessor to enter into such TELCO/LAN Room only for such purposes (the "License"). Sublessee shall enter and leave such TELCO/LAN Room only by using the remainder of the licensed area described on EXHIBIT D annexed hereto. In consideration of the provision to Sublessee of the License, Sublessee will pay to Sublessor, at the time and place of payment by Sublessee of "Fixed Rent" (hereinafter defined) a monthly license fee determined by multiplying the number of Racks used by Sublessee to house its electronic equipment in the TELCO/LAN Room on the first day of each month of the "Term" (hereinafter defined) by an amount initially equal to $500. Commencing on June l, 1997 and thereafter on June 1 of each succeeding year of the Term the monthly amount due Sublessor hereunder per Rack shall be 104% greater than the monthly amount per Rack imposed during the immediately preceding year. (By way of example, the monthly amount per Rack on June l, 1997 shall be $520 and on June l, 1998, $540.80.) There shall be no other payment, rental, charge or consideration for the License. Such monthly License payments shall be due and payable without setoff or deduction of any kind whatsoever, except that on the Commencement Date such License payment shall be pro rated on a per diem basis.

                  (ii) In the event Sublessor (a) discontinues the operation of its business in the space it occupies on the sixth floor of Tower 2 other than the Licensed Area and (b) determines in its sole and absolute discretion that it is no longer necessary for Sublessor to occupy the Licensed Area, then Sublessor may, in the exercise of its sole and absolute discretion, terminate the License. Such termination shall be effective on the one hundred twentieth (120th) day following the giving of notice by Sublessor to Sublessee of such termination. Provided Sublessee is not in default under the Sublease after the giving of

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notice and the expiration of all applicable grace periods, Sublessee shall have the right to terminate the License. Such termination shall be effective on the sixtieth (60th) day following the giving of notice by Sublessee to Sublessor of such termination.

                  (iii) Sublessee agrees to indemnify Sublessor against and hold Sublessor harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, reasonable attorneys' fees and other charges) which are paid, suffered or incurred by Sublessor as a result of (a) any act or omission of Sublessee or Sublessee s agents, contractors, servants, employees, invitees or licensees or (b) any work or thing done, or any condition created by any of them on or about the Licensed Area, either of which cause, directly or indirectly, any personal injuries or property damage occurring in, on or about the Licensed Area from and after the Commencement Date.

                  (iv) Sublessor agrees to indemnify Sublessee against and hold Sublessee harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, reasonable attorneys' fees and other charges) which are paid, suffered or incurred by Sublessee as a result of any personal injuries or property damage occurring in, on or about the Licensed Area from and after the Commencement Date caused by the negligence or willful misconduct of Sublessor or Sublessor s agents, contractors, servants, employees, invitees or licensees.

         2. TERM.

                  (a) The term (the "Term") of this Sublease shall commence within five (5) days after the "Tri-Party Agreement" (as hereinafter defined) is executed and delivered (the "Commencement Date") and shall expire at 11:59 P.M. on May 14, 2010 (the "Expiration Date"), unless sooner terminated as hereinafter provided.

                  (b) Provided that Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable cure periods, Sublessor shall not, without Sublessee's consent (which consent may be withheld by Sublessee in its sole and absolute discretion), exercise either Tenant's First Termination Option pursuant of SECTION 29A of the Lease (unless Sublessee has exercised "Sublessee's First Termination Option" below defined) or Tenant's Second Termination Option (unless Sublessee has exercised "Sublessee's Second Termination Option" below defined) pursuant to SECTION 29B of the Lease without Sublessee's consent (which consent may be withheld by Sublessee in its sole and absolute discretion) if any such termination would in any way affect Sublessee's use and occupancy of the Subleased Premises or any obligations of Sublessee relating thereto.

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                  (c) Provided Sublessee is not in default under this
Sublease after the giving of notice and the expiration of all applicable cure periods, Sublessee shall have the right ("Sublessee's First Termination Option") to terminate this Sublease as of May 14, 2000 (the "First Early Termination Date") pursuant to the provisions of this Section 2(c). Sublessor's First Termination Option shall be exercised by Sublessee by written notice (the "First Termination Notice") to Sublessor on or before March l, 1999 and by payment to Sublessor of an amount equal to the sum of
(i) the Fixed Rent and additional rent that would have been due and payable hereunder for the six (6) month period following the First Early Termination Date had the Sublease not been terminated pursuant to the provisions hereof plus (ii) the "Proportionate Share" (hereinafter defined) of the unamortized portion (as of the First Early Termination Date) of all of Landlord's Costs plus (iii) any past due Fixed Rent and additional rent and other charges payable by Sublessee to Sublessor hereunder as of the date of delivery of the First Termination Notice (collectively, the "First Termination Payment"), In determining the amount for subparagraph (ii) above, all of Landlord's Costs in connection with the Lease shall be deemed to be $433,500 as of May 15, 1995 and such amount shall be reduced as if amortized on a straight-line basis, with interest, at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over fifteen (15) years) commencing on May 15, 1995. The First Termination Payment shall be paid to Sublessor within thirty (30) days after receiving a statement therefor from Sublessor showing the amount thereof and how it was computed in reasonable detail. If Sublessee fails timely to give such First Termination Notice or make such payment, then Sublessee shall have no further right to terminate this Sublease except as set forth in Section 2(d) below, time being of the essence with respect to the exercise of Sublessee's First Termination Option. If Sublessee properly exercises Sublessee's First Termination Option by giving Sublessor timely notice and by timely paying Sublessor the First Termination Payment, then this Sublease shall terminate on the First Early Termination Date.

                  (d) Provided Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable grace periods, Sublessee shall have the right ("Sublessee's Second Termination Option") to terminate this Sublease as of May 14, 2005 (the "Second Early Termination Date") pursuant to the provisions of this Section 2(d). Sublessor's Second Termination Option shall be exercised by Sublessee by written notice (the "Second Termination Notice") to Sublessor on or before March 1, 2004 and by payment to Sublessor of an amount equal to the sum of (i) the Fixed Rent and additional rent that would have been due and payable hereunder for the twelve (12) month period following the Second Early Termination Date had the Sublease not been terminated pursuant to the provisions hereof plus (ii) the Proportionate Share of the unamortized portion (as of the Second Early Termination Date) of all of Landlord's Costs in connection with the Lease plus (iii) any past due Fixed Rent and additional rent and other charges payable by Sublessee to Sublessor hereunder as of the date of delivery of the Second Termination Notice (collectively, the "Second Termination Payment"), In

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determining the amount for subparagraph (ii) above, all of Landlord's Costs in connection with the Lease shall be deemed to be $433,500 as of May 15, 1995, 1995 and such amount shall be reduced as if amortized on a straight-line basis, with interest, at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over fifteen (15) years commencing on May 15, 1995. The Second Termination Payment shall be paid to Sublessor within thirty (30) days after receiving a statement therefor from Sublessor showing the amount thereof and how it was computed in reasonable detail. If Sublessee fails timely to give such Second Termination Notice or make such payment, then Sublessee shall have no further right to terminate this Sublease, time being of the essence with respect to the exercise of Sublessee's Second Termination Option. If Sublessee properly exercises Sublessee's Second Termination Option by giving Sublessor timely notice and by timely paying Sublessor the Second Termination Payment, then this Sublease shall terminate on the Second Early Termination Date.

         3. FIXED RENT.

                  (a) During the Term, Sublessee shall pay to Sublessor, in lawful money of the United States, a fixed annual rent (the "Fixed Rent") at the rate of $322,950 per annum ($26,912.50 per month) for the period from the Commencement Date through and including May 14, 2005, and at the rate of $439,212 per annum ($36,601 per month) for the period from May 15, 2005 through and including May 14, 2010. Fixed Rent shall be paid in equal monthly installments in advance.

                  (b) Such installments of Fixed Rent shall be due and payable on the twenty-fifth (25th) day of each calendar month for the next succeeding calendar month during the Term at the following place:

                  iGuide, Inc.
                  620 Avenue of the Americas
                  Sixth floor
                  New York, New York 10011
                  Attention: Controller

         or at such other place as Sublessor may designate, at any time and from time to time, without any setoff or deduction of any kind whatsoever, except that on the Commencement Date Sublessee shall pay to Sublessor the Fixed Rent due for the calendar month in which the Commencement Date shall occur, pro rated on a per diem basis.

         4. ADDITIONAL RENT.

                  (a) LEASE ESCALATIONS. During the Term, Sublessee shall pay to Sublessor, as additional rent hereunder, Sublessee's Proportionate Share of all amounts of Adjustment Rent payable by Sublessee pursuant to SECTION 2.B(ii) of the Lease. Sublessee's "Proportionate Share" as such term is



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used in this Sublease shall mean a fraction, the numerator of which is the rentable square footage of the Subleased Premises (51,672) and the denominator of which is the rentable square footage of the Premises (114,762).

                  (b) ADDITIONAL RENT. All amounts payable by Sublessee to Sublessor pursuant to this Sublease, shall be deemed to be and shall constitute rent for all purposes hereunder and, in the event of any non-payment thereof, Sublessor shall have all of the rights and remedies provided herein (including, without limitation, those rights and remedies set forth in SECTION 10 hereof), at law or in equity for non-payment of rent. The amounts described in this
SECTION 4 shall be payable together with Fixed Rent on the twenty-fifth (25th) day of each month.

         The obligation of Sublessee to pay all such amounts shall survive the Expiration Date or earlier termination of this Sublease.

         5. SURRENDER OF THE SUBLEASED PREMISES. Upon the Expiration Date or earlier termination of the Term or License, Sublessee shall quit and surrender the Subleased Premises in the condition required by Section 15 of the Lease and shall perform all of the other obligations of Tenant under the Lease insofar as they pertain to (a) the Subleased Premises and/or the electronic equipment of Sublessee in the Licensed Area and (b) all alterations, improvements or installations made by Sublessee. Sublessee shall remove all of its furniture, equipment, trade fixtures and all other items of its personal property therefrom as provided in such Section 15. If the Expiration Date, or earlier termination of the Term or the License, falls on a Sunday, this Sublease or the License, as the case may be, shall expire at noon on the immediately preceding Saturday unless such Saturday is a legal holiday, in which case the Term or the License, as the case may be, shall expire at noon on the first business day immediately preceding such Saturday. Sublessee shall observe and perform each of the covenants contained in this Sublease and Sublessee's obligations hereunder shall survive the Expiration Date or earlier termination of this Sublease or the License.

         6. USE. Sublessee shall use and occupy the Subleased Premises solely for the uses permitted under, and in compliance with, SECTION 3 of the Lease and for no other purpose.

         7. SUBORDINATION TO AND INCORPORATION OF TERMS OF THE LEASE. This Sublease is in all respects subject and subordinate to all of the terms, provisions, covenants, stipulations, conditions and agreements of the Lease, and all of the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements of the Lease are incorporated in this Sublease by reference and made a part hereof as if herein set forth at length, and shall, as between Sublessor and Sublessee (as if they were the Landlord and Tenant, respectively, under the Lease, and as if the word "Lease" were "Sublease" and the word "Premises" were "Subleased Premises"), constitute the terms of this Sublease, (i) except for the



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second paragraph of Section 3 and all of Sections 4, 8B, 10B, 21, 26, 27, 28 and
29 of the Lease, (ii) except for such other terms, obligations, covenants and other provisions of the Lease as do not relate to the Subleased Premises or are inapplicable, inconsistent with, or specifically modified by, the terms of this Sublease and (iii) except as may be otherwise expressly provided in this Sublease. In furtherance of the foregoing, Sublessee shall not take any action or do or permit to be done anything which (x) is or may be prohibited to Sublessor, as tenant under the Lease, (y) might result in a violation of or default under any of the terms, covenants, conditions or provisions of the Lease or any other instrument to which this Sublease is subordinate, or (z) would result in any additional cost or other liability to Sublessor. This clause shall be self operative and no further instrument of subordination shall be required, but Sublessee shall execute promptly any certificate confirming such subordination that Sublessor may request. Unless expressly provided for otherwise herein, in the event of any inconsistency between this Sublease and the Lease, such inconsistency shall be resolved in favor of that obligation which is more onerous to Sublessee or that restriction which is more restrictive of Sublessee, as the case may be.

         8. SUBLESSEE'S OBLIGATIONS; INDEMNIFICATION. Except as specifically set forth herein to the contrary, all acts to be performed by, and all of the terms, provisions, covenants, stipulations, conditions, obligations and agreements to be observed by, Sublessor, as Tenant under the Lease, shall, to the extent that the same relate to the Subleased Premises, be performed and observed by Sublessee, and Sublessee's obligations in respect thereof shall run to Sublessor or Landlord, as Sublessor may determine to be appropriate or as may be required by the respective interests of Sublessor and Landlord. Sublessee shall indemnify Sublessor against, and hold Sublessor harmless from, all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other costs) which are paid, suffered or incurred by Sublessor as a result of the nonperformance or nonobservance of any such terms, provisions, covenants, stipulations, conditions, obligations or agreements by Sublessee.

         9. SUBLESSOR'S OBLIGATIONS; INDEMNIFICATION SELF-HELP.

                  (a) Notwithstanding anything contained in this Sublease to the contrary, Sublessor shall have no responsibility to Sublessee for, and shall not be required to provide, any of the services or make any of the improvements, installation, repairs or restorations which Landlord has agreed to make or provide, or cause to be made or provided, under the Lease, and, as more fully provided in SECTIONS 9(c) AND 9(d) below, Sublessee shall rely upon Landlord for the provision of such services and the making of such improvements, installations, repairs and restorations. Sublessee shall not make any claim against Sublessor for any damage which may result from, nor shall Sublessee's obligations hereunder, including, without limitation, Sublessee's obligation to pay all Fixed Rent and additional rent when due, be impaired by reason of, (i) the failure of Landlord to keep, observe or perform any of its obligations under the Lease,



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or (ii) the acts or omissions of Landlord or any of its agents, contractors, servants, employees, invitees or licensees.

                  (b) Notwithstanding anything in this Sublease to the contrary, Sublessor shall remain liable to Sublessee for, and shall indemnify, defend and hold Sublessee harmless from and liabilities, damages, losses, claims or expenses (including, without limitation, reasonable attorneys' fees and other costs) that Sublessee may incur from any act or omission of the Landlord (including, without limitation, the termination of services) if such act or omission occurs as a result of Sublessor's nonperformance or non-observance any term, provision, covenant, stipulation, condition, obligation, or agreement to be performed or observed by Sublessor (i) as Tenant under the Lease or (ii) under Section 2(b) of this Sublease, provided same is not caused by Sublessee or was the result of Sublessee's action or inaction with respect to an obligation of Sublessee hereunder.

                  (c) Sublessor shall cooperate with Sublessee and after notice shall, at no cost to Sublessor, use reasonable good faith efforts in seeking to obtain the performance by Landlord of the terms, covenants, conditions, provisions and agreements contained in the Lease on its part to be performed. Sublessee shall be entitled to received all services to be rendered to Sublessor under the Lease as applicable to the Subleased Premises and Sublessee's use of the Building. Moreover, if Landlord fails to repair or maintain the Subleased Premises or the Building, or fails to provide Landlord's Services, in such a manner as would render Section 33 of the Lease (Limited Self Help Rights) applicable then, upon request by Sublessee, Sublessor, after proper notice to Landlord, shall make such repairs or cause such services to be provided, pursuant to such Section 33, on the condition that Sublessee pays all of the costs thereof directly to the contractors, subcontractors, materialman, professionals and others retained in that regard by Sublessor. Sublessor shall not be obligated to re-pay the amount of such costs to Sublessee or allow Sublessee to offset such amount against any Fixed Rent or additional rent payments due Sublessor unless Sublessor pursuant to such Section 33 has received such amount from Landlord or, with respect to offsets, Sublessor may properly offset such amount against Rent due Landlord.

                  (d) If Landlord shall default in any of its obligations to Sublessor with respect to the Subleased Premises, or there shall exist a bona fide dispute between Sublessee and Landlord under the terms, covenants, conditions, provisions and agreements of this Sublease and/or the Lease, and Sublessee notifies Sublessor in writing that Sublessee has previously notified Landlord of such dispute and that such default or notice has been disregarded or not reasonably satisfactorily acted upon, then Sublessor shall notify Landlord of such default or dispute in its name on Sublessee's behalf. Sublessee shall be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Landlord, but Sublessor shall have no obligation to bring any action or proceeding or to take any steps to enforce



                                       8
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Sublessor's rights against Landlord. If, after written request from Sublessee,
Sublessor shall fail or refuse to take appropriate action for the enforcement of Sublessor's rights against Landlord with respect to the Subleased Premises, Sublessee shall have the right to take such action in its own name, and for such purpose and only to such extent, all of the rights of Sublessor under the Lease are hereby conferred upon and assigned to Sublessee and Sublessee hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises. If any such action against Landlord in Sublessee's name shall be barred by reason of lack of privity, nonassignability or otherwise, Sublessee may take such action in Sublessor's name provided Sublessee has obtained the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed (and if it is apparent that Sublessee must act promptly in order to preserve its rights, any failure on Sublessor's part to respond to Sublessee's request to take action in Sublessor's name within ten
(10) business days after Sublessee's request shall be automatically deemed Sublessor's consent thereto), and in connection therewith, Sublessee does hereby agree to indemnify and hold Sublessor harmless from and against all liability, loss or damage, including, without limiting the foregoing, reasonable attorneys' fees and disbursements, which Sublessor shall suffer by reason of such action. In any event, Sublessee shall not be allowed any abatement or diminution of Fixed Rent or additional rent under this Sublease because of Landlord's failure to perform any of its obligations under the Lease, unless such abatement or diminution is permitted under SECTION 9(c) above. Notwithstanding the foregoing, in the event Sublessor receives an abatement or diminution of Fixed Rent or additional rent from Landlord that relates to the Subleased Premises, Sublessee shall be entitled to an equivalent abatement or diminution of Fixed Rent or additional rent.

         10. COVENANTS WITH RESPECT TO THE LEASE. In the event that Sublessee shall be in default of any term, provision, covenant, stipulation, condition, obligation or agreement of, or shall fail to perform any obligation under, this Sublease, Sublessor, on giving the notice required by the Lease (as modified pursuant to SECTION 15 hereof) and subject to the right, if any, of Sublessee to cure any such default within any applicable grace period provided in the Lease (as modified pursuant to SECTION 15 hereof), shall have available to it all of the remedies available to Landlord under the Lease in the event of a like default or failure on the part of Sublessor, as tenant thereunder. Such remedies shall be in addition to all other remedies available to Sublessor at law or in equity.

         11. BROKER. Sublessor and Sublessee, each for itself, represent and warrant to each other that it has not dealt with any broker or finder in connection with this Sublease and each does hereby agree to indemnify and hold the other harmless from and against any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other charges) arising out of any claim, demand or proceeding for a real estate brokerage commission, finder's fee or other compensation made by any person or entity in connection with this Sublease claiming to have dealt with Sublessee.

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

         12. ADDITIONAL INDEMNIFICATION OF SUBLESSEE. Sublessee agrees to indemnify Sublessor and Landlord against and hold Sublessor harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other charges) which are paid, suffered or incurred by Sublessor and Landlord as a result of
(a) any act or omission of Sublessee or Sublessee's agents, contractors, servants, employees, invitees or licensees or (b) any work or thing done, or any condition created by any of them on or about the Subleased Premises or the Building, either of which cause, directly or indirectly, any personal injuries or property damage occurring in, on or about the Subleased Premises or the Building from and after the Commencement Date.

         13. INDEMNIFICATION GENERALLY. With respect to each of the indemnities provided for in this Sublease, (a) no indemnity shall impair or reduce any waiver of subrogation provided for in this Sublease and (b) no indemnity shall be applicable to any claim to the extent resulting from the negligence or willful misconduct of the party seeking the indemnification or that of its agents, contractors, servants, employees, invitees or licenses.

         14. APPROVALS OR CONSENTS. In all provisions of the Lease requiring the approval or consent of Landlord, Sublessee shall be required to obtain the express written approval or consent of Sublessor, which consent shall not be unreasonably withheld or delayed but shall be subject to the approval or consent of Landlord, pursuant to the Lease. If Sublessor shall give its consent to any request made by Sublessee, then Sublessor hereby agrees to promptly furnish to Landlord copies of such request for consent or approval received from Sublessee. If Landlord shall refuse to give its consent to approval to any request made by Sublessee then Sublessor's refusal to give its consent or approval to such request shall be deemed to be reasonable.

         15. TIME LIMITS. The parties agree that unless otherwise expressly modified herein, the time limits set forth in the Lease for the giving of notices, making demands, payment of any sum, the performance of any act, condition or covenant, or the exercise of any right, remedy or option, are modified for the purpose of this Sublease by shortening or lengthening the same in each instance by two (2) business days so that notices may be given, demands made, any act, condition or covenant performed and any right or remedy hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limits relating thereto contained in the Lease. Sublessor and Sublessee shall, promptly after receipt thereof, furnish to each other a copy of each notice, demand or other communication received from Landlord with respect to the Subleased Premises.

         16. ASSIGNMENT AND SUBLETTING.

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                  (a) Except as provided below, Sublessee's right to assign this
Sublease or sublease the Subleased Premises shall be governed by SECTION 14 of the Lease as incorporated herein pursuant to SECTION 7 hereof. The exceptions to such governance are as follows:

                           (i) Sublessor shall not exercise its termination
rights under Section 14C of the Lease (Recapture) as a result of a proposed Transfer by Sublessee with respect to all or a portion of the Subleased Premises unless Landlord exercises its termination rights under such Section. In the event Landlord and/or Sublessor exercise(s) the termination rights under such Section, Sublessor shall pay to Sublessee one-half of any Landlord's Termination Payment received by Sublessor with respect to such proposed Transfer.

                           (ii) The percentage "twenty-five percent (25%)" set
forth in Section 14F of the Lease (Permitted Transfers) is hereby changed to "fifty-one percent (51.%)."

                           (iii) Sublessee shall not have the right to assign
this Sublease pursuant to such Section 14F to any purchaser of all or substantially all of the assets or a controlling interest in Sublessee without the consent of Sublessor unless Sublessee demonstrates to the reasonable satisfaction of Sublessor that such purchaser has the financial capability to make the Fixed Rent and additional rent payments under this Sublease when they become due and to perform Sublessee's other obligations under this Sublease.

                           (iv) Any Transfer Profit realized by Sublessee shall
be divided equally by Sublessor and Sublessee after first deducting therefrom any payments to be made by Sublessor to Landlord pursuant to Section 14D. of the Lease.

                  (b) Sublessee hereby acknowledges that any Transfer by Sublessee also requires the consent of Landlord and is also subject to Landlord's other rights with respect to any Transfer as set forth in SECTION 14 of the Lease.

         17. END OF TERM. Sublessee acknowledges that possession of the Subleased Premises must be surrendered to Sublessor on the Expiration Date or earlier termination of this Sublease in the condition set forth in SECTION 5(b) hereof. Sublessee agrees to indemnify Sublessor against and hold Sublessor harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including, without limitation, attorneys' fees and other charges) which are paid, suffered or incurred by Sublessor as a result of the failure of, or the delay by, Sublessee in so surrendering the Subleased Premises, including, without limitation, any claims made by Landlord or any succeeding tenant founded on such failure or delay by Sublessee.

         18. DESTRUCTION FIRE AND OTHER CASUALTY; CONDEMNATION

                  (a) If the whole or any part of the Subleased Premises shall be damaged by fire or other casualty and the Lease is not terminated on account thereof by Landlord or Sublessor pursuant to the Lease, then this Sublease shall remain in full force and effect and Sublessee's obligation to pay Fixed Rent and additional rent hereunder shall abate only proportionate to the extent that the Fixed Rent and additional rent hereunder shall abate only proportionate to the extend that the Fixed Rent and additional rent for the Subleased Premises shall abate under the terms of the Lease. The option to terminate the Lease granted to Sublessor as Tenant in the second paragraph of Section 12 of the Lease as incorporated herein and granted by Sublessor to Sublessee pursuant to SECTION 7 hereof is hereby modified for the purposes of this Sublease by changing the definition of (i) the term "Building," as used only in such paragraph, to "Building or Tower 1 of the Building" and (ii) the "Premises," as used only in such paragraph, to "Premises or Subleased Premises."

                  (b) If the whole or substantially all of the Subleased Premises shall be taken or condemned by any competent authority for any public or quasi-public use this Sublease shall cease and terminate on the date of taking of possession in such proceeding. If the Lease is terminated pursuant to
SECTION 13 thereof, this Sublease shall cease and terminate on the date the Lease terminates upon a partial taking, unless this Sublease is terminated as above provided, this sublease shall continue in force as to the remainder of the Subleased Premises, and the Fixed Rent and additional rent shall be equitably diminished by the same proportion which rental allocable to the Subleased Premises shall equitably abate under the Lease. In any case Sublessee shall not be entitled to any part of the award or any payment in lieu thereof but Sublessee, to the extent Sublessor is permitted to do so as Tenant pursuant to the Lease, shall have the right to file a claim for relocation expenses and for alterations or improvements to the Subleased Premises paid for by Sublessee provided that such award is made separately from the awards to Sublessor and to the Landlord and that any award made to Sublessee will not reduce the amount of the award to the Landlord or of any award made to Sublessor. The option to terminate the Lease granted to Sublessor as Tenant in Section 13 of the Lease as incorporated herein pursuant to SECTION 7 hereof is hereby granted by Sublessor to Sublessee but modified for the purposes of this Sublease by changing the definition of "Premises," as used only in such Section 13, to "Premises or Subleased Premises."

         19. NOTICES. Anything contained in any provision of this Sublease to the contrary notwithstanding, Sublessee agrees, with respect to the Subleased Premises, to comply with and remedy any default under this Sublease or the Lease which is Sublessee's obligation to cure, within the period allowed to Sublessor as Tenant under the Lease. Sublessor agrees to forward to Sublessee, promptly upon receipt thereof by Sublessor, a copy of each notice of default received by Sublessor in its capacity as Tenant under the Lease. Sublessee agrees to forward to Sublessor, promptly upon receipt thereof, copies of any notices received by Sublessee from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (E.G., Federal Express), in either case return receipt requested, to the address of the appropriate party set forth above. Notices, demands and requests so sent shall be deemed given when the same are received. Notices to Sublessee shall be sent to the attention of:

                  Zipcall, LLC.
                  40 Woodland Street
                  Hartford, Connecticut 06105 Attention: Eric Zachs

         with a copy to:

                  Brenner, Saltzman & Wallman
                  271 Whitman Avenue
                  New Haven, Connecticut 06511
                  Attention: Mitchell Jaffe, Esq.

         Notices to Sublessor shall be sent to:

                  iGuide
                  620 Avenue of the Americas
                  Sixth Floor
                  New York, New York 10011
                  Attention: Controller

         with a copy to:

                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                  551 Fifth Avenue
                  New York, New York 10176
                  Attention: Michael R. Kleinerman, Esq.

         20. SUBLEASE CONDITIONAL UPON CERTAIN CONSENTS. Sublessor and Sublessee each acknowledge and agree that this Sublease is subject to (a) the satisfaction or waiver of all conditions precedent to the closing under the Asset Purchase Agreement described in SECTION 2(a) hereof and (b) the execution and delivery by Landlord, Sublessor and Sublessee of the Tri-Party Agreement substantially in the form of EXHIBIT D annexed hereto. Promptly after the execution and delivery of this Sublease, Sublessor shall request Landlord's consent hereto and execution of such Tri-Party Agreement in accordance with the terms of the Lease. Sublessor shall be responsible for the payment of any fees or expenses payable to Landlord in connection with such consent. Notwithstanding anything set forth in this Sublease to the contrary, except as set forth in the immediately preceding sentence, Sublessor shall not be obligated to perform any other acts, expend any sums or bring any lawsuits or other legal proceedings, in order to obtain such consent.

         21. SECURITY DEPOSIT.

                  (a) As security for the faithful performance and observance by Sublessee all of the terms, covenants and conditions governing its tenancy under this Sublease, Sublessee has paid on or before the date of execution of this Sublease the sum of $80,737.50 to be held by Sublessor as a security deposit (the "Security Deposit"). In the event that Sublessee defaults in the performance or observance of any of the terms, provisions or conditions of this Sublease, including without limitation the payment of Fixed Rent or additional rent, after the giving of notice and the expiration of all applicable grace periods, Sublessor may, in addition to and in no way limiting its rights either at law or in equity, apply the whole or part of the Security Deposit to the extent required for the curing of such default or for the reimbursement of costs incurred or the payment of damages suffered by Sublessor with respect to any default by Sublessee hereunder, including without limitation any damages or deficiencies in the re-letting of the Sublet Premises, whether such damages or deficiencies accrue before or after summary proceedings or other re-entry by Sublessor. The foregoing shall not be construed as a limitation or a stipulation of liquidated damages. If, as a result of any application of all or any part of such Security Deposit the amount of the Security Deposit shall at any time be less than $80,737.50, Sublessee shall immediately deposit with Sublessor cash in an amount equal to the deficiency.

                  (b) In the event that Sublessee shall fully and faithfully comply with all of the terms, covenants and conditions of this Sublease, the Security Deposit shall be returned to Sublessee after the expiration of this Sublease and surrender of the Sublet Premises to Sublessor in accordance with the terms of this Sublease.

                  (c) In the event of an assignment by Sublessor of its leasehold interest in the Subleased Premises, Sublessor shall have the right to transfer the Security Deposit to such assignee and Sublessor shall thereupon be released by Sublessee from all liability for the return of the Security Deposit. Sublessee agrees to look solely to such assignee for the return of the Security Deposit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to an assignee. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                  (d) At any time after the first anniversary of this Sublease Sublessor agrees to confer with Sublessee at Sublessee's request made no more than once annually to negotiate a reduction of its Security Deposit. Any such reduction shall be determined by Sublessor in its sole and absolute discretion.

                  (e) After the fourth anniversary of this Sublease, upon request by Sublessee and on the condition that Sublessee has not been required by Sublessor after the giving of notice to cure a material default by Sublessee under this Sublease more than once, Sublessor shall return the Security Deposit to Sublessee.

         22. INTENTIONALLY DELETED.

         23. INTENTIONALLY DELETED.

         24. CERTIFICATES. Sublessee and Sublessor, each for itself, shall, within thirty (30) days after demand, furnish to the other a certificate, duly acknowledged, certifying (a) that this Sublease is in full force and effect, (b) that it knows of no default hereunder on the part of the other or, if it has reason to believe that such a default exists, the nature thereof in reasonable detail, (c) the amount of the Fixed Rent and additional rent being paid, (d) that this Sublease has not been modified or, if it has been modified, setting forth the terms and dates of such modifications, (e) as to the form and content of this Sublease by annexing a copy hereof to such certificate and (f) to such other matters as may be reasonably requested by the other.

         25. SOLE REMEDIES AVAILABLE. Provided Sublessor has acted in good faith and provided further that Sublessor notifies Sublessee of Sublessor's reason for withholding or delaying any consent or approval requested by Sublessee, Sublessee hereby waives any claim against Sublessor that Sublessor has unreasonably withheld or delayed any such consent or approval, and Sublessee agrees that its sole remedy shall be an action or proceeding to enforce any related provision or for specific performance, injunction or declaratory judgment. If Sublessee contends that Sublessor has not acted in good faith, Sublessee shall state the reason why in a notice to be made to Sublessor within ten (10) business days after receiving such prior notice from Sublessor, failing which Sublessee shall be deemed to have waived any claim against Sublessor based on bad faith. In the event of a determination that such consent or approval has been unreasonably withheld or delayed, the requested consent or approval shall be deemed to have been granted; however, Sublessor shall have no liability to Sublessee for its refusal or failure to give such consent or approval unless it is also determined that in doing so Sublessor acted in bad faith. Sublessee's sole remedy for Sublessor's unreasonably withholding or delaying consent or approval shall be as provided in this SECTION 25.

         26. INSURANCE.

                  (a) Sublessor and Sublessee agree to use their best efforts to obtain from their respective insurance companies insuring them against the risks set forth in clause (a) of Section 10.A. of the Lease and, if appropriate, clause (c) of Section 10.A. of the Lease, appropriate endorsements on their insurance policies pursuant to which the insurance companies waive their rights of recovery by way of subrogation or agree that such policies shall not be invalidated should the insured waive in writing, prior to a loss, any or all right of recovery against any parties for losses covered by such policies, and so long as such endorsements remain in effect on the respective insurance policies and do not invalidate such insurance policies, Sublessor and Sublessee hereby each waive any right of recovery against the other for any loss or damage to its respective property or the property of others covered by such insurance. If such waivers of recovery by way of subrogation are not available or only available at an additional premium, then the party benefiting therefrom may waive such requirement, or pay any such additional premium.

                  (b) Sublessee shall provide at the Sublessee's sole cost and expense, and keep in full force, at all times during the Term, the insurance required under SECTION 10 of the Lease. As provided, among other things, in
SECTION 7 of this Sublease, Sublessee's obligations in this regard are modified by substituting the word "Subleased Premises" for the word "Premises" in such
Section 10.

                  (c) Sublessee further covenants and agrees, at its expense, to take out and maintain at all times all necessary workmen's compensation insurance covering all persons employed by the Sublessee in and about the Subleased Premises. The Sublessee shall deliver to the Sublessor upon the execution of this Sublease, the policies of insurance required pursuant to this
SECTION 26, together with proof of payment of the annual premium therefor. Each such policy shall name Sublessor and Landlord as additional insureds and contain an agreement whereby the insurer agrees that such policy may not be cancelled without at least thirty (30) days' prior written notice to the Sublessor and the Landlord. The Sublessee shall deliver to the Sublessor and Landlord certificates evidencing the renewal of such insurance policies (or new policies) not less than thirty (30) days prior to the expiration date of each such policy. All such insurance shall be maintained with an insurer reasonably satisfactory to Sublessor.

         27. MISCELLANEOUS.

                  (a) This Sublease may not be modified, amended, extended, renewed, terminated or otherwise modified except by a written instrument signed by both of the parties hereto.

                  (b) It is acknowledged and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Sublease, which alone fully and completely expresses their agreement with respect to the subject matter hereof. This Sublease has been executed and delivered after full investigation by each of the parties hereto, and neither party hereto has relied upon any statement, representation or warranty which is not specifically set forth in this Sublease.

                  (c) This Sublease does not constitute an offer to sublease the Subleased Premises to Sublessee and Sublessee shall have no rights with respect the leasing of the Subleased Premises unless and until Sublessor, in its sole and absolute discretion, elects to be bound hereby by executing and unconditionally delivering to Sublessee an original counterpart hereof.

                  (d) The provisions of this Sublease shall be governed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

         28. SUBLESSOR'S REPRESENTATIONS. Sublessor represents that, to the best of its knowledge, there is no existing default by Sublessor or Landlord under the Lease and that no event exists which, with notice, lapse of time or both, would constitute a default thereunder. All improvements to the Subleased Premises made by Sublessor have been fully paid for.

         29. INTENTIONALLY DELETED.

         30. NO RECORDING. Sublessee shall not record this Sublease. Sublessor and Sublessee shall, upon request of the other party, execute and deliver a notice of this Sublease in such recordable form as may be permitted by applicable law.

         31. CERTAIN LEASE RIGHTS. Provided Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable grace periods:

                  (a) Sublessee shall be entitled to, and Sublessor shall provide, Sublessee's Proportionate Share, based on the ratios set forth in
Section 24 of the Lease, of the parking spaces to be provided to Sublessor as Tenant under the Lease, inclusive of the parking space afforded to Sublessor for one van. In addition, Sublessor shall provide (twenty-five) 25 additional parking spaces to Sublessee. At such time, if any, when Sublessor, acting in good faith and based on Sublessor's reasonable needs at the time, is required to provide any of such additional parking spaces to an unrelated third-party entitled to possession of all or any part of the fifth (5th) or sixth (6th) floors of Tower 2 of the Building, Sublessee shall abandon such required parking spaces. At such time Sublessee shall execute such documents as are reasonably requested by Sublessor evidencing the termination of Sublessee's rights to such required parking spaces. Furthermore, upon request by Sublessee, Sublessor shall in turn request Landlord to grant the use of the shuttle bus service and the Visitor Parking Area from 3:00 p.m. to 7:00 a.m., and the parking spaces within the Parking Lot for Sublessee's Second Shift employees, all as described in and limited by Section 24 of the Lease. Sublessor shall not charge Sublessee for the use of any of the parking spaces described in this SECTION 31(a).

                  (b) To the extent Sublessee desires access to and use of the roof of Tower 1 of the Building or Tower 2 of the Building for the purposes set forth in Section 30 of the Lease, Sublessor shall cooperate with Sublessee in obtaining such rights of access and use from Landlord so long as Sublessee performs the obligations imposed on Sublessor in connection with Sublessee's access to and use of either roof pursuant to such Section 30. Sublessee acknowledges that Landlord may withhold or grant such rights in its sole and absolute discretion.

                  (c) Sublessee shall, subject to Landlord's approval, which it may grant or withhold in its sole and absolute discretion, be entitled to the signage described in Section 31 of the Lease which relates to Tower 1 of the Building, including without limitation, (i) placing Sublessee's name and suite number on the Building standard directory as well as Sublessee's Proportionate Share of such additional names as are permitted under Section 31 of the Lease,
(ii) a sign identifying Sublessee at the main entrance to the Building, (iii) a sign identifying Sublessee in the area of the passenger elevators at the lobby level in Tower 1 of the Building and (iv) a logo designed by Sublessee which identifies Sublessee in each elevator which services the Subleased Premises, each so long as Sublessee performs Sublessor's respective obligations, if any, with respect thereto. Sublessor hereby relinquishes to Sublessee the right set forth in Section 31(a) of the Lease to install one (1) sign identifying Sublessor on the top side (south side) of Tower 1 of the Building, subject to Landlord's approval which Sublessee acknowledges may appropriately be withheld, and for so long as Sublessee performs all of the obligations Sublessor would have had to perform under the Lease with respect thereto. In addition, subject to Landlord's approval which it may grant or withhold in its sole and absolute discretion, Sublessee may utilize Sublessor's rights to a kiosk as set forth in
Section 31(f) of the Lease, Sublessor's rights to erect an electronic display as set forth in Section 31(g) of the Lease, and Sublessor's rights to auditorium usage for one-half of the number of times allotted to Sublessor in Section 32A. of the Lease, each so long as Sublessee performs Sublessor's respective obligations, if any, with respect thereto.

         32. ELECTRICAL GENERATOR.

                  (a) Sublessor has installed a generator outside of the Building (the "Generator"), the primary use of which is to provide electricity to the TELCO/LAN Room, inclusive of any and all of the electronic equipment therein, in the event of an electrical power failure ("SUBLESSOR'S PRIMARY USE") and the secondary use of which is to provide minimal amounts of electrical power to the remainder of the Premises in the event of an electrical power failure ("SUBLESSOR'S SECONDARY USE"). Provided (i) Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable cure periods, (ii) Sublessee has or will elect to terminate the License pursuant to SECTION 1B(ii) hereof and (iii) will relocate its electronic equipment in the TELCO/LAN Room to another location in the Subleased Premises for the sole purpose of housing such and other electronic equipment, Sublessor shall not unreasonably withhold or delay its consent to the use by Sublessee during the Term solely in such other location of any capacity of the Generator that is and remains safely and in accordance with industry standards in excess of the capacity necessary and desirable from time to time for Sublessor's Primary Use ("SUBLESSEE'S PRIMARY USE"), subject to the following:

         (A) Sublessor makes no warranty or representation as to the ability of the Generator to perform Sublessor's Primary Use or any other use, including without limitation Sublessee's Primary Use;

         (B) Sublessee shall prepare at its sole cost and expense all necessary plans and specifications with respect to the work necessary to achieve, implement and, when appropriate, terminate Sublessee's Primary Use.

         (C) Sublessee shall pay all of the costs associated with (1) making such excess capacity and continuing to make such excess capacity available to Sublessee for Sublessee's Primary Use and (2) when appropriate, terminating same. Such costs shall include without limitation those of contractors, engineers, architects, consultants, Landlord's costs and Sublessor's costs.

         (D) Sublessee shall obtain the approvals of Landlord, all necessary governmental agencies having jurisdiction and all others whose approval is necessary or desirable, such as insurance companies and public utilities, of the work necessary to achieve and implement, and when appropriate, to terminate Sublessee's Primary Use.

         (E) Any failure of the Generator to operate or perform shall be without risk or obligation on the part of Sublessor.

         (F) The approval, achieving, implementing and terminating of Sublessee's Primary Use shall at all times be at no cost to Sublessor and without any liability on the part of Sublessor.

         (G)      Upon the termination by Sublessor of the License pursuant to
                  SECTION 1B(ii) hereof, any rights of Sublessee to Sublessee's Primary Use shall then and thereupon also terminate.

         The foregoing conditions to Sublessor's consent are preliminary and not intended to be all-inclusive. Sublessee acknowledges that Sublessor may impose additional conditions at any time and from time to time so long as they are reasonable in the circumstances.

                  (b) Provided Sublessee is not in default under this Sublease after the giving of notice and the expiration of all applicable cure periods, for so long as Sublessor operates and maintains the Generator for the purpose of Sublessor's Secondary Use in that part of the Premises other than the Subleased Premises, Sublessor shall not reduce the amount of minimal electrical power currently available from the Generator to the Subleased Premises unless due to Sublessee's Primary Use.


         Sublessor hereby grants to Sublessee the right to purchase the Generator. Accordingly, whenever Sublessor determines to remove the Generator from its existing location or sell the Generator to an unrelated bona fide third party (a "Third Party"), Sublessor shall first offer to sell the Generator to Sublessee, and such offer shall be in writing (the "Offer Notice"). The Offer Notice shall contain the proposed purchase price of the Generator and any other applicable terms. The Offer Notice shall constitute an offer by Sublessor to Sublessee to sell the Generator upon the terms set forth in the Offer Notice. If Sublessee desires to purchase the Generator upon such terms, then Sublessee shall deliver a notice to Sublessor ("Acceptance Notice") within ten (10) business days following delivery of the Offer Notice. If Sublessee shall fail to deliver an Acceptance Notice within such time period, Sublessee shall be deemed to have rejected Sublessor's offer with respect to terms set forth in the Offer Notice and Sublessor may sell the Generator for no less than 90% of the price and on substantially the same other terms set forth in the Offer Notice or remove the Generator from its existing location. Notwithstanding the foregoing, if Sublessee shall fail to timely accept an offer contained in an Offer Notice as provided above, and Sublessor shall fail to so sell the Generator within six (6) months following the delivery of such Offer Notice or remove the Generator within six (6) months following the delivery of such Offer Notice, then Sublessor shall be obligated to comply with the provisions of this subsection (c) if Sublessor subsequently intends to remove or sell the Generator. If Sublessor shall properly deliver an Acceptance Notice, then Sublessee shall purchase the Generator on the terms set forth in the Offer Notice.

         IN WITNESS WHEREOF, this Sublease has been duly executed as of the day and year first above written.

                                           iGUIDE, INC.


                                           By: /s/JEFFREY LEIST
                                               ---------------
                                               Jeffrey Leist
                                               Its:Chief Operating Officer


                                           ZIPCALL, LLC.


                                           By: /s/ERIC M. ZACHS
                                               ----------------
                                               Eric M. Zachs
                                               Its Manager

                                    EXHIBIT A




                                      LEASE

                                     BETWEEN

                        CROSS POINT LIMITED PARTNERSHIP,
                                  AS LANDLORD,

                                       AND

                      DELPHI INTERNET SERVICES CORPORATION,
                                    AS TENANT






                           DATED AS OF APRIL 28, 1995

                                   LEASE INDEX

                                                                                                               PAGE
                      SCHEDULE .........................................................................          1
Section 1.            DEMISE AND TERM ..................................................................          3
Section 2.            RENT .............................................................................          3
Section 3.            USE ..............................................................................         10
Section 4.            CONDITION OF PREMISES ............................................................         11
Section 5.            UTILITIES AND OTHER SERVICES .....................................................         11
Section 6.            RULES AND REGULATIONS ............................................................         15
Section 7.            CERTAIN RIGHTS RESERVED TO LANDLORD ..............................................         16
Section 8.            MAINTENANCE AND REPAIRS ..........................................................         17
Section 9.            ALTERATIONS ......................................................................         18
Section 10.           INSURANCE ........................................................................         21
Section 11.           WAIVER AND INDEMNITY .............................................................         22
Section 12.           FIRE AND CASUALTY ................................................................         24
Section 13.           CONDEMNATION .....................................................................         26
Section 14.           ASSIGNMENT AND SUBLETTING ........................................................         27
Section 15.           SURRENDER ........................................................................         32
Section 16.           DEFAULTS AND REMEDIES ............................................................         33
Section 17.           HOLDING OVER .....................................................................         36
Section 18.           ESTOPPEL CERTIFICATES ............................................................         37
Section 19.           NON-DISTURBANCE AND SUBORDINATION ................................................         37
Section 20.           QUIET ENJOYMENT ..................................................................         38
Section 21.           BROKER ...........................................................................         38
Section 22.           NOTICES ..........................................................................         39
Section 23.           MISCELLANEOUS ....................................................................         40
Section 24.           PARKING ..........................................................................         41
Section 25.           COOPERATIVE INTERRUPTIBLE SERVICE AGREEMENT ......................................         43
Section 26.           OPTIONS TO EXTEND ................................................................         43
Section 27.           RIGHT OF FIRST OFFER TO LEASE ....................................................         47
Section 28.           EXPANSION OPTIONS ................................................................         49
Section 29.           RIGHT TO TERMINATE ...............................................................         51
Section 30.           ACCESS TO TOWER 1 ROOF ...........................................................         52
Section 31.           DIRECTORY; SIGNS .................................................................         53
Section 32.           LANDLORD'S MISCELLANEOUS AGREEMENTS ..............................................         55
Section 33            LIMITED SELF HELP RIGHTS..........................................................         56

EXHIBIT "A"           FLOOR PLANS OF PREMISES ..........................................................         58
EXHIBIT "B"           LEGAL DESCRIPTION OF FEE LAND ....................................................         59
EXHIBIT "B-1"         LEGAL DESCRIPTION OF EASEMENT LAND ...............................................         60
EXHIBIT "C"           UTILITIES AND OTHER SERVICES .....................................................         65
EXHIBIT "D"           RULES AND REGULATIONS ............................................................         70
EXHIBIT "E"           TENANT IMPROVEMENT WORK AGREEMENT ................................................         73
EXHIBIT "F"           LANDLORD'S CONSTRUCTION OBLIGATIONS...............................................         81
EXHIBIT "G"           TAX AGREEMENT WITH CITY OF LOWELL.................................................         83


                                      LEASE


     THIS LEASE (this "Lease") is made as of the 28th day of April, 1995 between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Landlord") and DELPHI INTERNET SERVICES CORPORATION, a Massachusetts corporation having an address at 1030 Massachusetts Avenue, Cambridge, Massachusetts 02138 ("Tenant"), for space in the Building (as defined below). The following schedule (the "Schedule") sets forth certain basic terms of this Lease:

                                    SCHEDULE

     1. FEE LAND: The parcel of land known and numbered as 900 Chelmsford Street, Lowell, Massachusetts, located partly in Lowell and partly in Chelmsford, County of Middlesex, Commonwealth of Massachusetts, and more particularly described in Exhibit "B" attached hereto and incorporated herein.

     2. EASEMENT LAND: The parcel of land located partly in Lowell and partly in Chelmsford, County of Middlesex, Commonwealth of Massachusetts, and more particularly described in Exhibit "B-1" attached hereto and incorporated herein.

     3. LAND: Collectively, the Fee Land and the Easement Land.

     4. BUILDING: The building containing approximately 1,203,129 rentable square feet of floor area located at the Fee Land and all of the fixtures, equipment, systems and improvements therein not otherwise owned by tenants of the Building and all other improvements now located at the Fee Land.

     5. PROPERTY: Collectively, the Building, the Land, any other buildings and improvements hereafter located at the Fee Land and any parking facilities located on the Easement Land directly servicing the Building.

     6. PREMISES: Collectively, the entire fifth floor of Tower 1 of the Building consisting of approximately 25,836 rentable square feet of floor area, the entire sixth floor of Tower 1 of the Building consisting of approximately 25,836 rentable square feet of floor area, the entire fifth floor of Tower 2 of the Building consisting of approximately 31,545 rentable square feet of floor area and the entire sixth floor of Tower 2 of the Building consisting of approximately 31,545 rentable square feet of floor area, all as shown on the floor plans attached hereto as Exhibit "A" and incorporated herein.

     7. COMMENCEMENT DATE: May 15, 1995.

     8. EXPIRATION DATE: May 14, 2010.

     9. ANNUAL BASE RENT: For the period from May 15, 1995 through and including September 30, 1995, at the annual rate of $94,635.00 ($3.00 per rentable square foot payable on 31,545 rentable square feet of floor area); for the period from October 1, 1995 through and including December 31, 1995, at the annual rate of $172,146.00 ($3.00 per rentable square foot payable on 57,382 rentable square feet of floor area); for the period from January 1, 1996 through and including February 29, 1996, at the annual rate of $266,781.00 ($3.00 per rentable square foot payable on 88,927 rentable square feet of floor area); for the period from March 1, 1996 through May 14, 1996, at the annual rate of $344,286.00 ($3.00 per rentable square foot payable on 114,762 rentable square feet of floor area); for the period from May 15, 1996 through and including May 14, 2005, at the annual rate of $717,262.50 ($6.25 per rentable square foot payable on 114,762 rentable square feet of floor area); and for the period from May 15, 2005 through and including May 14, 2010, at the annual rate of $975,477.00 ($8.50 per rentable square foot payable on 114,762 rentable square feet of floor area).

     10. MONTHLY BASE RENT: For the period from May 15, 1995 through and including September 30, 1995, $7,886.25 per month; for the period from October 1, 1995 through and including December 31, 1995, $14,345.50 per month; for the period from January 1, 1996 through and including February 29, 1996, $22,231.75 per month; for the period from March 1, 1996 through and including May 14, 1996, $28,690.50 per month; for the period from May 15, 1996 through and including May 14, 2005, $59,771.86 per month; and for the period from May 15, 2005 through and including May 14, 2010, $81,289.75 per month.

     11. TENANT'S PROPORTIONATE SHARE: 9.54%.

     12. BASE EXPENSE YEAR: Calendar Year 1995 (i.e., January 1, 1995 - December 31, 1995).

     13. BASE FEE LAND TAX YEAR: Fiscal Year 1996 (i.e., July 1, 1995 - June 30,
1996).

     14. BROKERS: Whittier Partners and Edward S. Gordon Company, Inc.

     15. ADDRESS OF LANDLORD:   Cross Point Limited Partnership
                                900 Chelmsford
                                Street Lowell, Massachusetts 01851

     16. ADDRESS OF TENANT:     Delphi Internet Services Corporation
                                1030 Massachusetts Avenue
                                Cambridge, Massachusetts 02138


     1. DEMISE AND TERM. Landlord leases to Tenant and Tenant leases from Landlord the premises (the "Premises") described in Item 6 of the Schedule, subject to the covenants and conditions set forth in this Lease, for a term (the "Term") commencing on the date (the "Commencement Date") described in Item 7 of the Schedule and expiring on the date (the "Expiration Date") described in Item 8 of the Schedule, unless terminated earlier as otherwise provided in this Lease. Tenant shall have the right to use and enjoy, in common with others entitled thereto, subject to reasonable rules and regulations from time to time made by Landlord, the lobbies, common areas and common amenities of the Property, such right to be co-terminous with the Term.

     2. RENT.

          A. DEFINITIONS. For purposes of this Lease, the following terms shall have the following meanings:

               (i) "Base Expense Year" shall mean the year set forth in Item
                   12 of the Schedule.

               (ii) "Base Fee Land Tax Year" shall mean the year set forth in
                    Item 13 of the Schedule.

               (iii) "Base Expenses" shall mean the amount of actual Expenses
                     (as defined below) for the Base Expense Year, with an appropriate adjustment to such amount to reflect the Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) occupied by tenants for the entire Base Expense Year.

               (iv) "Base Fee Land Taxes" shall mean the amount of Fee Land
                    Taxes (as defined below) for the Base Fee Land Tax Year.

               (v) "Base Easement Land Taxes" shall mean the amount of
                   Easement Land Taxes (as defined below) for the first full twelve (12) months that Easement Land Taxes are fully paid or payable by Landlord, as provided below (such twelve (12) months being herein referred to as the "Base Easement Land Tax Year"). On and after the Transition Date (as defined below), Base Easement Land Taxes shall be changed going forward from the Transition Date to equal forty-three percent (43%) of all taxes, assessments, betterments and fees levied upon the Easement Land or the rents collected therefrom, by any governmental entity for the Base Easement Land Tax Year.

               (vi) "Expenses" shall mean all expenses, costs and
                    disbursements (other than Taxes, as defined below) properly allocable and actually paid by Landlord in connection with the management, maintenance, operation, replacement and repair of the Property. Expenses shall include by way of example rather than limitation management fees not to exceed competitive market fees charged by independent companies for comparable buildings in the relevant geographic area. Expenses shall not include any and all expenses of any kind or nature whatsoever in connection with: (a) alterations, additions, changes, replacements, improvements, repairs and other expenses made in order to prepare or improve any rentable space in the Building for occupancy by a tenant thereof; (b) capital improvements (except for costs of any capital improvements made or installed for the purpose of reducing Expenses or made or installed pursuant to Governmental Requirements (as defined below) promulgated or enacted after the Commencement Date or insurance requirements promulgated or enacted after the Commencement Date, which costs shall be amortized by Landlord in accordance with generally accepted accounting principles consistently applied); (c) Landlord's Construction Obligations as set forth on Exhibit "F" attached hereto and incorporated herein; (d) the sale, leasing, financing, refinancing on any other type of capital or similar transaction relating to all or any portion of the Property, including without limitation, payments of principal, interest and rental obligation in connection therewith; (e) expenses incurred in connection with leasing of space at the Property, including without limitation, advertising expenses and leasing commissions; (f) any cost or expenditure for which Landlord is reimbursed or is entitled to be reimbursed, whether by insurance proceeds or otherwise, except through Adjustment Rent (as defined below); (g) the cost of any kind of service furnished to any other tenant in the Building which Landlord does not make available to Tenant without charge; (h) legal expenses of enforcing or negotiating leases. (i) the removal, mitigation, remediation or other treatment of any Hazardous Materials (as defined below) in, on, under or about the Property; (j) any fines or penalties; (k) depreciation; (l) amounts paid to Landlord or affiliates of Landlord for labor, services or materials in excess of the costs of comparable labor, services or materials which would have been charged by unaffiliated third parties for such labor, services or materials on an arms-length competitive bid basis; and (m) expenses in connection with the general ownership and management of the Property in excess of competitive market rates as referred to above.

               (vii) "Rent" shall mean Base Rent, Adjustment Rent (as defined below) and any other sums or charges due by Tenant hereunder.

               (viii) "Fee Land Taxes" shall mean all taxes, assessments, betterments and fees levied upon the Building, the Fee Land, or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building or the Fee Land, including all costs and expenses of protesting any such taxes, assessments or fees. Attached hereto as Exhibit "G" is the so-called "tax agreement" with the City of Lowell with respect to Fee Land Taxes. Landlord represents to Tenant that "FY 1996" referred to in such tax agreement is the same time period as the Base Fee Land Tax Year.

               (ix) "Easement Land Taxes" shall mean (i) prior to the
                    Transition Date (as defined below), one hundred percent (100%) of all taxes, assessments, betterments and fees levied upon the Easement Land or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Easement Land, including all costs and expenses of protesting any such taxes, assessments or fees, and (ii) after the Transition Date, forty-three percent (43%) of all taxes, assessments, betterments and fees levied upon the Easement Land or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Easement Land, including all costs and expenses of protesting any such taxes, assessments or fees. Easement Land Taxes shall not include any and all taxes, assessments, betterments and fees levied upon any buildings or improvements located on the Easement Land.

               (x) "Taxes" shall mean, collectively, Fee Land Taxes and
                   Easement Land Taxes. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes; provided, however, if at any time during the Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other AD VALOREM taxes, such tax shall constitute and be included in Taxes. For the purposes of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall be the amount due and payable in such year.

               (xi) "Transition Date" shall mean the first day as of which
                    Landlord uses or allows the Easement Land to be used for a purpose other than for parking for tenants and other occupants of the Building.

               (xii) "Tenant's Proportionate Share" shall mean the percentage set forth in Item 11 of the Schedule, which has been determined by dividing the rentable square feet of floor area in the Premises by the rentable square feet of floor area in the Building.

               (xiii) "Governmental Requirements" shall mean all present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, of all governmental authorities now existing or hereafter created, and of any and all of their departments and bureaus, and of any applicable fire rating bureau, or other body exercising similar functions, affecting all or any portion of the Property or the use thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same, or requiring removal of any encroachment, or affecting the maintenance, use or occupation of the Property.

               (xiv) "Hazardous Materials" shall mean, collectively, any
                      pollutant, contaminant, flammable, explosive, radioactive material, hazardous waste, toxic substance or related material and any other substance or material defined and designated as hazardous or toxic by any Governmental Requirement or the removal of which is required, or the manufacture, use, maintenance, storage, ownership or handling of which is restricted, prohibited, regulated or penalized by any Governmental Requirement, and shall include, without limitation:

                 (a) those substances included within the definition of "hazardous substances," "extremely hazardous," "hazardous waste," "toxic substances" or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. Sections 11001-11050, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., and in the regulations adopted and promulgated pursuant to said laws;

                 (b) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and any amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and any amendments thereto);

                 (c) any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or any substance which contains gasoline diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs), or radon gas, urea formaldehyde, asbestos or lead, any asbestos or asbestos containing substance; and

                 (d) any waste, substance or material that exhibits any of the characteristics enumerated in 40 C.F.R. Section 261.20-261.24, inclusive, or any

                 "extremely hazardous" substance listed under Section 302 of the Superfund Amendment and Reauthorization Act of 1986 ("SARA") that are present in excess of or equal to threshold planning or reportage quantities defined under SARA.

          B. COMPONENTS OF RENT. Tenant agrees to pay the following amounts to Landlord at the office of the Building or at such other place as Landlord designates:

               (i) Base rent ("Base Rent") to be paid in monthly installments in the amounts set forth in Item 10 of the Schedule in advance on or before the first day of each month of the Term commencing with the Commencement Date, except that Tenant shall pay the Base Rent due and payable for the first month of the Term upon execution of this Lease by Tenant.

               (ii) Adjustment rent ("Adjustment Rent") in an amount equal to
                    Tenant's Proportionate Share of (a) the increase in Expenses for any calendar year over the Base Expenses and (b) the increase in Fee Land Taxes for any calendar year over the Base Fee Land Taxes and (c) the increase in Easement Land Taxes for any calendar year over the Base Easement Land Taxes. Prior to each calendar year, Landlord shall make a reasonable estimation of the amount of Adjustment Rent due for such year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate; provided, however, Landlord may not revise such estimate more than two (2) times during any calendar year. Within ninety (90) days after the end of each calendar year, Landlord shall deliver to Tenant a report (a "Report") setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year. If Landlord fails to deliver to Tenant the applicable Report by May 1 of any calendar year, notwithstanding anything in this Lease to the contrary, Tenant may defer payment of monthly installments of Adjustment Rent, as provided above, until such Report is so delivered; provided, however, within ten
                    (10) business days of receipt of such Report, Tenant shall pay to Landlord all Adjustment Rent so deferred by Tenant such that with such payment Tenant shall become current with all payments of Adjustment Rent. Within thirty (30) days after receipt of such Report, Tenant shall pay to Landlord the amount of Adjustment Rent due for the calendar year referred to in such Report minus any payments of Adjustment Rent made by Tenant for such year. Any Report sent to Tenant shall be conclusively binding upon Tenant unless, within forty-five
                    (45) days after such Report is sent, Tenant shall send a notice to Landlord objecting to same. If such dispute is not resolved as between the parties within thirty (30) days thereafter, then Tenant shall have the right to audit the books and records relating to the operation of the Property for the calendar year to which such disputed Report relates (and for the Base Expense Year for the first audit request made by Tenant), provided Tenant makes a request to conduct such audit within sixty (60) days after such Report is sent to Tenant and provided such audit is performed within ninety
                    (90) days following such request. Such audit shall be performed at such time or times during normal business hours as Landlord shall reasonably designate and shall be performed by an independent certified public accounting firm selected by mutual agreement of Tenant and Landlord. The determination of such accounting firm shall be conclusively binding upon Landlord and Tenant. Within ten (10) business days following the resolution of such dispute, Tenant shall pay to Landlord the amount of Adjustment Rent underpaid, if any, or Landlord shall refund to Tenant the amount of Adjustment overpaid, if any, in either case without interest on such underpayment or overpayment. If Adjustment Rent shall have been found to have been overstated by more than the applicable percentage set forth below, then (a) such refund shall include interest thereon at the Default Rate (as hereinafter defined) from the date Tenant paid such excess payments to Landlord until the date such excess payments are refunded to Tenant and (b) Landlord shall pay to Tenant the reasonable cost of Tenant's audit within ten
                    (10) business days after Tenant delivers to Landlord reasonably detailed evidence of such cost. Notwithstanding the foregoing, in lieu of any such refunds or repayments payable to Tenant hereunder, Tenant shall have the right to apply the amount of such refund (including interest thereon if applicable as provided above) as a credit against Rent and other obligations due under this Lease. The applicable percentage as referred to above shall mean ten (10) percent but shall be reduced to seven (7) percent if Adjustment Rent shall have been found to have been overstated by more than ten (10) percent for more than two (2) calendar years during the Term.

          C. PAYMENT OF RENT. The following provisions shall govern the payment of Rent: (i) if this Lease commences or ends on a day other than the first day or last day of a calendar year, respectively, the Rent for the year in which this Lease so begins or ends shall be prorated and the monthly installments shall be adjusted accordingly; (ii) except as otherwise expressly provided in this Lease, all Rent shall be paid to Landlord without offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iii) if during all or any portion of any calendar year during the Term the Building is not at least ninety-five percent (95%) occupied by tenants, Landlord shall make an appropriate adjustment of Expenses for such calendar year to determine the Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) occupied by tenants for the entire calendar year and the amount so determined shall be deemed to have been the Expenses for such calendar year; (iv) any sum due from Tenant to Landlord which is not paid within ten
(10) days of the date when due shall bear interest from the date due until the date paid at the annual rate of the prime rate then in effect for the First National Bank of Boston, plus four and one-half percent (4 1/2%), but in no event higher than the maximum rate permitted by law (the "Default
Rate"); and, in addition, Tenant shall pay Landlord a late charge for any Rent payment which is paid more than ten (10) days after its due date equal to five percent (5%) of such payment; (v) if changes are made to this Lease or the Building changing the number of square feet contained in the Premises or in the Building, Landlord shall make an appropriate adjustment to Tenant's Proportionate Share; (vi) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease;
(viii) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due; and (ix) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate.

     3. USE. Tenant agrees that it shall occupy and use the Premises only for general business offices (including, without limitation, research and development relating to the application and uses of computer hardware and software, a so-called "on-line" computer service and marketing of same), uses incidental or ancillary thereto and for no other purposes. Subject to Landlord's obligations set forth herein, Tenant shall comply with all Governmental Requirements relating to Tenant's particular manner of use of the Premises and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises provided that the same do not affect rights or obligations hereunder except to a DE MINIMIS extent. Without limiting the foregoing, Tenant shall not cause, nor permit, any Hazardous Materials (other than such materials and in such amounts as are typically used and stored in a business office) to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises or the Property without the prior written consent of Landlord and then only in compliance with all applicable environmental laws. Landlord represents and warrants that the uses permitted under this Section 3 are allowed in the Premises under applicable zoning laws.

     Landlord shall comply with all Governmental Requirements related to environmental conditions (including without limitation conditions relating to Hazardous Materials) in or about the Property or Premises, including, without limitation, all reporting requirements and the performance of any cleanups required by any governmental authorities, except with respect to conditions caused by the acts or negligence of Tenant, or Tenant's agents, employees, contractors or invitees.

     4. CONDITION OF PREMISES. Except as otherwise expressly provided herein, Tenant hereby accepts the Premises in their "as is" condition as of the date hereof and Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building (or to provide Tenant with any credit or allowance for the same), and no representation regarding the condition of the Premises or the Building, have been made by or on behalf of Landlord or relied upon by Tenant, except as set forth in this Lease (including, without limitation, Exhibit "E" and Exhibit "F" attached hereto and incorporated herein).

     5. UTILITIES AND OTHER SERVICES.

     A. UTILITIES AND SERVICES FURNISHED BY LANDLORD. Landlord shall furnish or cause to be furnished to the Premises on a continuous basis, the utilities and services described in Exhibit "C" attached hereto and incorporated herein (hereinafter referred to collectively as "Landlord's Services"), subject to the conditions and in accordance with the standards set forth in this Section 5 and in Exhibit "C".

     All costs and expenses incurred by Landlord in connection with furnishing Landlord's Services shall be included as part of Expenses pursuant to Section 2 hereof except for the cost of furnishing electrical energy to the Premises. With respect to electrical energy, Tenant shall obtain all of its electrical energy from Landlord and shall pay all of Landlord's actual charges for Tenant's electrical energy usage during the Term, which charges shall be based on meter readings. Notwithstanding the foregoing, the electrical energy required to operate the air handlers serving the portion of the Premises in Tower 1 is measured by a common meter which serves floors 4, 5 and 6 of Tower 1. Therefore, the charge to Tenant for its electrical energy usage to operate the air handlers serving floors 5 and 6 of Tower 1 shall be based, at Landlord's option, either on a survey of Tenant's electrical energy usage made by Landlord or on Tenant's pro rata share of such three (3) floors which are commonly metered. If Landlord bases such charge on a survey of Tenant's electrical energy usage, Tenant shall have the right to audit such survey, provided Tenant makes a request to conduct such audit within thirty (30) days after the results of

Landlord's survey are delivered to Tenant. The results of such survey shall be binding upon Tenant unless, within thirty (30) days after receipt of the results of such survey, Tenant shall send a notice to Landlord objecting to same. If such dispute is not resolved as between the parties within thirty (30) days thereafter, then Tenant shall have the right to audit Landlord's records relating to the results of such survey, provided Tenant makes a request to conduct such audit within sixty (60) days after the results of such survey are sent to Tenant and provided such audit is performed within ninety (90) days following such request. Such audit shall be performed at such time or times during normal business hours as Landlord shall reasonably designate and shall be performed by an appropriate consulting firm selected by mutual agreement of Landlord and Tenant. The determination of such consulting firm shall be binding upon Landlord and Tenant. Landlord and Tenant shall share evenly the cost of such audit.

     B. SPECIAL AND ADDITIONAL USAGE. Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electricity, and water, provided by Landlord by reason of: (i) any use of the Premises at any time other than the hours set forth above or in Exhibit "C";
(ii) any use beyond what Landlord agrees herein or in Exhibit "C" to furnish; or
(iii) special electrical, cooling and ventilating needs created by Tenant's telephone equipment, computers, electronic data processing equipment and other similar equipment or uses.

     Notwithstanding anything herein to the contrary, Landlord shall furnish heating or air conditioning during times other than Normal Business Hours (as defined in Exhibit C) provided that notice requesting such service is delivered to Landlord's managing agent before noon on any business weekday when such service is required for that evening and by noon of the immediately preceding business weekday when such service is required for after 1:00 p.m. on a Saturday or for any time on a Sunday or holiday. Landlord's cost of supplying such additional heating or air conditioning shall be paid by Tenant within ten (10) business days of receipt of an invoice therefor. Landlord agrees that the charge for such non-Normal Business Hours heating or air conditioning shall be $40 per hour during the first twelve (12) months of the Term, subject to reasonable increases thereafter, Landlord agrees not to so increase the charge for non-Normal Business Hours heating or air conditioning more than once per twelve
(12) month period during the Term, except if there is a material change in the cost to Landlord of utility services, in which event Landlord may reasonably increase such charge notwithstanding having previously so increased such charge within the preceding twelve (12) month period.

     C. COOPERATION; PAYMENT OF CHARGES; APPROVAL OF SPECIAL EQUIPMENT USAGE. Tenant agrees to cooperate fully at all times with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Tenant agrees to pay any charge imposed by Landlord pursuant to Section 5.B above within ten (10) business days of request therefor and any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach and shall entitle Landlord to immediately discontinue providing such additional or special service. Tenant's use of electricity shall at no time exceed the capacity of the service to the Premises or the electrical risers or wiring installation as specified in Exhibit C attached hereto and incorporated herein.

     D. FAILURE, STOPPAGE OR INTERRUPTION OF SERVICE. Except as otherwise expressly provided in this Lease, Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, riots, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of best efforts to obtain electricity, water or fuel, or by any other cause beyond Landlord's immediate control or for stoppages or interruptions of any such services for the purpose of making necessary repairs or improvements. Such failure, stoppage or interruption of any such service shall not be construed as an actual or constructive eviction or as a partial eviction against Tenant, or release Tenant from the prompt and punctual performance by Tenant of the covenants contained herein or operate to abate Rent.

     Notwithstanding the foregoing provisions of this Section 5.D or anything else in this Lease to the contrary, in the event of an interruption of Tenant's use and enjoyment of the Premises, including, without limitation, an essential Building service, if Tenant provides Landlord notice describing such interruption and if such interruption is (i) within Landlord's reasonable control, (ii) not due to any act or omission of Tenant or any agent, contractor, employee or invitee of Tenant, and (iii) of such a substantial or serious nature that it materially and adversely affect's Tenant's use of a substantial portion of the Premises for more than seven (7) consecutive days after Landlord's receipt of such notice, then the Rent shall be equitably abated after such seventh consecutive day until such interruption is ended, and, in addition to such abatement right, if such interruption continues for fifteen (15) consecutive days after Landlord's receipt of such notice, Tenant shall be entitled to a credit against the next payments of Rent that thereafter become due and payable hereunder in the amount of fifty (50%) percent of Rent that would have been due hereunder (but for the abatement) for the period from such fifteenth consecutive day until such interruption is ended, and, in addition to such abatement right and right to rent credit, if such interruption continues for twenty-one (21) consecutive days after Landlord's receipt of such notice, Tenant shall be entitled to a credit against the next payments of Rent that thereafter become due and payable hereunder in the amount of one hundred percent (100%) of the Rent that would have been due hereunder (but for the abatement) for the period from such twenty-first consecutive day until such interruption is ended.

     Notwithstanding the foregoing provisions of this Section 6.D or anything else in this Lease to the contrary, in the event of an interruption of Tenant's use and enjoyment of the Premises, including, without limitation, an essential Building service, if Tenant provides Landlord notice describing such interruption and if such interruption is (i) not within Landlord's reasonable control, (ii) not due to any act or omission of Tenant or any agent, contractor, employee or invitee of Tenant and (iii) of such a substantial or serious nature that it materially and adversely affects Tenant's use of a substantial portion of the Premises for more than thirty (30) consecutive days after Landlord's receipt of such notice, then the Rent shall be equitably abated from and after such thirtieth consecutive day until such interruption is ended.

     Notwithstanding the foregoing provisions of this Section 6.D or anything else in this Lease to the contrary, in the event of an interruption of Tenant's use and enjoyment of the Premises, including, without limitation, an essential Building service, if Tenant provides Landlord notice describing such interruption and if such interruption is (i) not due to any act or omission of Tenant or any agent, contractor, employee or invitee of Tenant and (ii) of such a substantial or serious nature that it materially and adversely affects Tenant's use of a substantial portion of the Premises for more than one hundred fifty (150) consecutive days after Landlord's receipt of such notice, then Tenant shall have the right to terminate the Lease at any time after such one hundred fifty (150) day period but prior to the date such interruption is ended. If Tenant terminates this Lease pursuant to the provisions of the immediately preceding sentence, then this Lease shall terminate without recourse to the parties hereto.

     E. LIMITATION AND UNAVAILABILITY OF SERVICE. Anything hereinabove to the contrary notwithstanding, Landlord and Tenant agree that Landlord's obligation to furnish heat, electricity, air conditioning and/or water to the Premises shall be subject to and limited by all Governmental Requirements affecting the supply, distribution, availability, conservation or consumption of energy, including, but not limited to, heat, electricity, gas, oil and/or water. Landlord shall abide by all such Governmental Requirements and, in so doing, Landlord shall not be in default in any manner whatsoever under the terms of this Lease, and Landlord's compliance therewith shall not affect in any manner whatsoever Tenant's obligation to pay the full Rent set forth in this Lease.

     F. LOAD BEARING CAPACITY. Tenant shall not place a load upon any floor of the Premises which exceeds 80 pounds per square foot of "live load" in Tower I and 100 pounds per square foot of "live load" in Tower 2. Landlord reserves the right to prescribe in a reasonable manner the weight and position of all safes and heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof.

     G. UNREASONABLE NOISE OR VIBRATION. Business machines and mechanical equipment belonging to Tenant which cause unreasonable noise or vibration that may be transmitted to the structure of the Building or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such unreasonable noise or vibration.

     H. TELEPHONE. Subject to applicable codes, Landlord has or will cause to be installed connected telephone risers (collectively the "risers") from the outside of the Building to the telephone room (the "telephone room") serving the Premises. Tenant shall have the right to use the risers by installing telephone lines (the "telephone lines") from the from the telephone room to other areas of the Premises, if and to the extent such telephone lines are not now in place. Landlord makes no representations or warranties with respect to the capacity, suitability or design of the risers, the telephone room or the telephone lines. If there is more than one tenant on a floor, Landlord shall allocate hook-ups to the telephone room based on the proportion of rentable square feet that each tenant occupies on the floor. The installation and hook-up of telephone lines by Tenant shall be subject to all of the terms and conditions of this Lease, including, without limitation, Section 9 of this Lease. Landlord shall not be liable for, and Tenant waives all claims with respect to, any damages or losses sustained by Tenant or by any occupant of the Premises, including, without limitation, any compensatory, property or consequential damages, resulting from the operation or maintenance of the risers, telephone rooms and telephone lines, including, without limitation, (i) any damage to Tenant's telephone lines, telephones or other equipment connected to the telephone lines, or (ii) interruption or failure of, or interference with, telephone or other service coming through the telephone lines to the Premises. Landlord agrees that Tenant shall have the exclusive right to use one (1) of the existing risers serving Tower 2. Landlord agrees to maintain the risers in good order and condition throughout the Term.

     6. RULES AND REGULATIONS. Tenant shall observe and comply and shall cause its subtenants, assignees, invitees, employees, contractors and agents to observe and comply, with the rules and regulations listed on Exhibit "D" attached hereto and incorporated herein and with such reasonable modifications and additions thereto as Landlord may make from time to time. Landlord shall not be liable for failure of any person to obey such rules and regulations. Landlord shall not be obligated to enforce such rules and regulations against any person, and the failure of Landlord to enforce any such rules and regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith. Notwithstanding the foregoing, Landlord shall not enforce such rules and regulations against Tenant in a discriminatory manner.

     7. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant (except as otherwise provided herein) and without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim: (a) to change the name or street address of the Building or the suite number of the Premises; (b) to install, affix and maintain any and all signs on the exterior or interior of the Building; (c) to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, and for such purposes (upon reasonable prior notice to Tenant except in the event of an emergency) to enter upon the Premises, temporarily close doors, corridors and other areas in the Building (other than the Premises) and partially interrupt or temporarily suspend services or use of common areas in a manner which does not render the Premises unfit for use by Tenant for its permitted uses hereunder, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request, except that if such work is done other than during ordinary business hours at Tenant's request because the performance of such work will materially and adversely affect Tenant's use and enjoyment of the Premises or will cause an under risk to the safety of the occupants of the Premises, in which events Landlord shall perform such work other than during ordinary business hours at Landlord's cost and expense and Tenant shall have no obligation to pay Landlord for such overtime and similar expenses; (d) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises (except keys to the computer room within the Premises which Landlord shall not, at Tenant's option, be allowed to retain provided that Tenant makes appropriate alternative arrangements for Landlord's access to the computer room in the event of an emergency); (e) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building;
(f) to show or inspect the Premises at reasonable times and upon reasonable prior notice to Tenant and, if vacated or abandoned, to prepare the Premises for reoccupancy; (g) to install, use and maintain in and through the Premises, pipes, conduits, wires and ducts serving the Building, provided that such pipes, conduits, wires and ducts shall be located above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises except in the case of minor and insubstantial encroachments beyond such areas, in which event such pipes, conduits, wires and ducts shall be located as close to those areas as practicable (Landlord agrees to use reasonable efforts to locate such pipes, conduits, wires and ducts above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises); and (h) to take any other action which Landlord deems reasonable in connection with the operation, maintenance or preservation of the Building, provided that such other action does not unreasonably interfere with Tenant's business and operations in the Premises. Landlord covenants and agrees that in exercising rights reserved to Landlord in this Section 7, Landlord shall use reasonable efforts to minimize the inconvenience and interference with Tenant's business and operations in the Premises and with Tenant's use and enjoyment of the common areas of the Property. Landlord shall not enter the Premises without being accompanied by a representative of Tenant. Notwithstanding the preceding sentence, if a representative of Tenant shall not be available during an emergency when entry into the Premises shall be necessary or permitted hereunder, or if Tenant shall not make a representative available after reasonable notice, Landlord may enter the Premises without being accompanied by a representative of Tenant.

     8. MAINTENANCE AND REPAIRS.

     A. TENANT'S REPAIR OBLIGATIONS. Except as otherwise provided herein, Tenant, at its expense, shall, subject to ordinary wear and tear, maintain and keep the Premises in good order and repair at all times during the Term. In addition, Tenant shall reimburse Landlord for the cost of any repairs to the Building necessitated by the acts or omissions of Tenant, its subtenants, assignees, invitees, employees, contractors and agents, to the extent Landlord is not reimbursed for such costs under its insurance policies.

     B. LANDLORD'S REPAIR OBLIGATIONS. Landlord, at its expense (but subject to reimbursement as Adjustment Rent in accordance with Section 2 hereof or subject to reimbursement by Tenant as provided in Section 8.A hereof), throughout the Term, shall (i) maintain or cause to be maintained the Property in good order and repair and (ii) comply with all Governmental Requirements relating to the Property (including, without limitation, Governmental Requirements relating to Hazardous Materials). Landlord shall use diligent efforts to minimize interference with Tenant's permitted use and occupancy of the Premises in making any repairs, alterations, additions or improvements required hereunder.

     9. ALTERATIONS.

     A. REQUIREMENTS. Except as otherwise provided herein, Tenant shall not make any replacement, alteration, improvement or addition to or removal from the Premises (collectively an "alteration") without the prior written consent of Landlord. In the event Tenant proposes to make any alteration (other than a Permitted Alteration as defined below), Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) detailed plans and specifications; (ii) copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all Governmental Requirements necessary to perform such alteration (other than Governmental Requirements relating to portions of the Property outside the Premises which are not directly affected by the alteration at issue, which permits shall be obtained by Landlord at its expense in a prompt manner); (iv) certificates of insurance in form and amounts reasonably required by Landlord, naming Landlord and any other parties designated by Landlord as additional insureds; and (v) all other documents and information as Landlord may reasonably request in connection with such alteration. Tenant shall not be obligated to pay to Landlord any fees or charges for review of such items and supervision of the alteration except that after completion of the Improvements (as defined in Exhibit "E" attached hereto and incorporated herein) Tenant shall reimburse Landlord for any actual and reasonable out-of-pocket expenses incurred by Landlord in connection therewith. Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of each alteration. Within sixty (60) days after completion of any alteration (including any Permitted Alteration and any improvements done by Tenant pursuant to Exhibit "E" attached hereto and incorporated herein), Tenant shall deliver to Landlord a detailed break-down of all costs of such alteration. Each alteration shall be performed in a good and workmanlike manner, in substantial accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable Governmental Requirements and insurance company requirements. Each alteration shall be performed by Tenant's contractors in harmony with Landlord's employees, contractors and other tenants.

     Tenant acknowledges that the Premises may constitute a place of public accommodation or a commercial facility under Title III of the Americans with Disabilities Act (the "ADA") and that the ADA is applicable to both an owner and a lessee of a place of public accommodation or commercial facility. Tenant further acknowledges that under the ADA any structural alteration to the Premises must comply with accessibility standards set forth in the rules promulgated by the Department of Justice at 28 C.F.R. 36.101 et. seq. In the event Tenant makes any structural alteration to the Premises which would require compliance with Title III of the ADA and the accessibility standards promulgated by the Department of Justice, Tenant agrees to design and build such structural alterations so as to comply with the ADA and the accessibility standards. Notwithstanding any of the foregoing to the contrary, Landlord shall be responsible for any and all alterations to the Building outside of the Premises required to comply with the ADA and the accessibility standards. Nothing contained herein shall be construed to modify the requirement that any alteration to the Premises must have the prior written approval of Landlord, and such approval, if given, shall not be construed to be a waiver by Landlord of Tenant's obligations and agreements as set forth in this Section 9.

     Notwithstanding anything in this Section 9 to the contrary, Landlord's consent shall not be required with respect to any alterations which are merely decorative in nature (including without limitation painting and the installation and removal of wall coverings, floor coverings and furniture, fixtures and equipment not affixed to the Premises) or which satisfy all of the following criteria (hereinafter referred to as "Permitted Alterations"):

          (i) the value of the work to be performed is less than $50,000.00;

          (ii) such work otherwise complies with all other provisions of this Lease;

          (iii) such work does not affect the Building structure or Building systems; and

          (iv) such work does not involve any changes visible from the exterior of the Premises.

     Although Landlord's consent shall not be required for any Permitted Alteration, all of the other provisions of this Section 9 shall apply to any such Permitted Alteration except that Tenant shall, at least ten (10) days prior to commencing any such Permitted Alteration, submit to Landlord a copy of any plans and specifications that Tenant may have had prepared for such Permitted Alteration but Tenant shall not be obligated to prepare such plans and specifications and Landlord approval of such plans and specifications, if prepared, shall not be required.

     Tenant shall be permitted to perform alterations during the hours of 8:00 A.M. to 6:00 P.M. on business days, and during such other hours as Tenant may elect, provided Tenant shall give Landlord advance notice thereof (which may be given verbally by telephone together with an additional notice by facsimile to the Building management office) prior to 1:00 p.m. of the business day on which the non-business hours alterations are to be performed and prior to 1:00 p.m. of the last preceding business day if such alterations are to be performed on a day other than a business day; provided, however, that in all events such work shall not unreasonably interfere with or interrupt the operations and maintenance of the Building or unreasonably interfere with or interrupt the use and occupancy of the Building by other tenants of the Building. In connection with the performance of all alterations, Landlord shall provide to Tenant such Building-support services that are customarily provided by prudent landlords in accordance with good construction practices, the cost of such Building-support services to be at Landlord's then reasonable and customary rates and payable by Tenant, as additional Rent, within ten (10) business days after receipt by Tenant of a bill therefor.

     Tenant shall have the right to perform any alteration on a so-called "fast track" basis, provided that (i) Tenant shall submit to Landlord for approval such detailed plans and specifications for discrete portions of such alteration (ii) Tenant provides Landlord with basic plans and specifications showing the overall concept of the alteration and (iii) the detailed plans and specifications for such discrete portions of the alteration are sufficiently complete and contain sufficient information to enable Landlord to grant its approval in a reasonably informed manner.

     Landlord agrees not to unreasonably withhold or delay its consent to any proposed alterations requiring Landlord's consent, provided that such alterations (i) do not adversely affect the appearance of the Building, (ii) do not adversely affect any part of the Building (including, but not limited to, the structure of the Building or the systems services in the Building or the exterior of the Building) other than the Premises, (iii) do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building and (iv) comply with all Governmental Requirements. Any objections or corrections which Landlord may have to any plans and specifications for which Tenant may have requested Landlord's consent shall be noted with specificity in a written response to Tenant so that Tenant, by incorporating Landlord's objections or corrections, would be entitled to receive Landlord's consent. If Landlord shall fail to respond to Tenant's request for approval of Tenant's plans and specifications for any alterations within ten
(10) days after Landlord's receipt thereof, Landlord shall be deemed to have approved such plans and specifications.

     B. LIENS. Upon completion of any alteration, Tenant shall promptly furnish Landlord with sworn owner's and contractors statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic's lien to be filed against the Building, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety reasonably satisfactory to Landlord, indemnifying Landlord against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

     10. INSURANCE.

     A. TENANT'S INSURANCE. Tenant, at its expense, shall maintain at all times during the Term the following insurance policies: (a) fire insurance, including extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage and demolition and debris removal, insuring the full replacement cost of all improvements, alterations or additions to the Premises made at Tenant's expense and insuring the full replacement cost of all equipment, furniture and other personal property owned or used by Tenant and located in the Premises; (b) commercial general liability insurance, contractual liability insurance and property damage insurance with respect to the Property and the Premises, with reasonable limits to be set by Landlord from time to time but in any event not less than $2,000,000.00 combined single limit for personal injury, sickness or death or for damage to or destruction of property for any one (1) occurrence and not less than $3,000,000.00 combined single limit for personal injury, sickness or death or for damage or destruction of property for total claims in the aggregate during any one (1) policy year; and (c) insurance against such other risks and in such other amounts as Landlord may from time to time reasonably require. The insurance required to be maintained by Tenant hereunder may be maintained in the form of a blanket policy covering the Premises and other property owned or leased by Tenant or its Related Entities (as hereinafter defined) so long as the blanket policy does not reduce the limits nor diminish the coverage required herein. The form of all such policies and deductibles thereunder shall be subject to Landlord's prior reasonable approval. All such policies shall be issued by insurers reasonably acceptable to Landlord and licensed to do business in the State in which the Premises are located and shall contain a waiver of any rights of subrogation thereunder. In addition, the policies (except for the policy described in (a) above) shall name Landlord and any other parties reasonably designated by Landlord as additional insureds, the policies shall require at least thirty (30) days' prior written notice to Landlord and such other parties designated by Landlord of termination or modification and the policies shall be primary and not contributory. Tenant shall at least fifteen (15) days prior to the Commencement Date, and within fifteen (15) days prior to the expiration of each such policy, deliver to Landlord certificates evidencing the foregoing insurance or renewal thereof, as the case may be.

     B. LANDLORD'S INSURANCE. Landlord shall take out and maintain in force throughout the Term, in a company or companies authorized to do business in Massachusetts, (i) casualty insurance on the Building in an amount equal to the full replacement value of the Building (exclusive of foundations), covering all risks of direct physical loss or damage and so-called "extended coverage" risks and (ii) commercial general liability insurance with respect to the Building in such amounts as Landlord may from time to time reasonably deem necessary or desirable. This insurance may be maintained in the form of a blanket policy covering the Building as well as other properties owned by Landlord so long as the blanket policy does not reduce the limits nor diminish the coverage required herein. Landlord's casualty insurance on the Building shall also cover the full replacement cost of the Improvements and any other alterations to the Premises made by Tenant provided that Landlord is furnished with an accurate, reproducible "as-built" plan of the Improvements and any other alterations as constructed. Landlord shall have no obligation to maintain such insurance coverage with respect to the Improvements or any other alterations unless and until Landlord is furnished with such "as-built" plan. All such insurance shall be issued by insurance companies with financial ratings equal to or better than the financial ratings of insurance carriers customarily used by prudent owners of office buildings of similar size in the general location of the Property and shall contain a waiver of any rights of subrogation therewith. Landlord shall, at least fifteen (15) days prior to the Commencement Date, and within fifteen
(15) days prior to the expiration of any such policy, deliver to Tenant certificates evidencing the foregoing insurance or renewal thereof, as the case may be.

     11. WAIVER AND INDEMNITY.

     A. WAIVER. Tenant releases Landlord, its property manager and their respective agents and employees from, and waives all claims for, damage or injury to person or property and loss of business sustained by Tenant and resulting from any accident in or about the Building. This paragraph shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices.

     In any case in which Tenant shall be obligated under any provision of this Lease to pay to Landlord any loss, cost, damage, liability or expense suffered or incurred by Landlord, Landlord shall allow Tenant as an offset against the amount thereof (i) the net proceeds of any insurance received by Landlord or to be received by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or polices under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Landlord has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether actually procured by Landlord.

     In any case in which Landlord shall be obligated under any provision of this Lease to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow Landlord as an offset against the amount thereof (i) the net proceeds of any insurance received or to be received by Tenant for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Tenant has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether actually procured by Tenant.

     B. INDEMNITY. Tenant agrees to indemnify, defend and hold harmless Landlord, its property manager and their respective agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys' fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of Hazardous Materials by Tenant in the Building or on the Property. Notwithstanding anything in this Section 11.B to the contrary, no Tenant indemnification of Landlord, its property manager or their respective agents and employees contained in this Section 11.B shall apply to any claim, demand, action, liability, damage, cost or expense (including attorneys' fees) to the extent such arises from or is caused by the willful misconduct or negligence of Landlord or its agents, contractors or employees. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to defend Landlord or such party in such proceeding at Tenant's sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord (Landlord agreeing that legal counsel selected by Tenant's insurer shall be satisfactory to Landlord). Notwithstanding anything in this Lease to the contrary, in no event shall Tenant be liable for punitive or consequential damages except as otherwise provided in Section 17 hereof.

     Landlord agrees to indemnify, hold harmless and defend Tenant from and against all claims, damages, expenses (including, without limitation, reasonable attorneys' fees and reasonable investigative and discovery costs), liabilities and judgments, on account of injury to persons, loss of life, or damage to property occurring in or about the Property, caused by the tortious misconduct or negligence of Landlord or its agents, contractors, servants or employees; provided, however, Landlord does not indemnify Tenant against any injury, loss of life or damage to property to the extent such arises from or is caused by the misconduct or negligence of Tenant or its agents, contractors, servants or employees. If any such proceeding is filed against Tenant, Landlord agrees to defend Tenant in such proceeding at Landlord's sole cost by legal counsel reasonably satisfactory to Tenant, if requested by Tenant (Tenant agreeing that legal counsel selected by Landlord's insurer shall be satisfactory to Tenant). Notwithstanding anything herein to the contrary, in no event shall Landlord be liable for punitive or consequential damages.

     12. FIRE AND CASUALTY. If by reason of fire or other casualty all or a substantial part of the Premises or the Building reasonably cannot be used for its permitted uses hereunder, Landlord may, at its option, either restore the Premises and the Building, or terminate this Lease effective as of the date of such fire or other casualty. Landlord agrees to give Tenant written notice within sixty (60) days after the occurrence of any such fire or other casualty designating whether Landlord elects to so restore or terminate this Lease. If Landlord elects to terminate this Lease, Rent shall be paid through and apportioned as of the date of such fire or other casualty. If Landlord elects to restore, Landlord's obligation to restore the Premises shall be limited to restoring those improvements in the Premises existing as of the date of such fire or other casualty which were made at Landlord's expense and shall exclude any furniture, equipment, fixtures, additions, alterations or improvements in or to the Premises which were made at Tenant's expense. If Landlord elects to restore, Rent shall abate for that part of the Premises which is untenantable on a per diem basis from the date of such fire or other casualty until the date which is ten (10) business days after the date that Landlord shall have substantially completed its repair and restoration work, provided that during said period Tenant does not occupy such part of the Premises for the operation of Tenant's business.

     In the event (i) the Building or the Premises shall be totally damaged or destroyed by fire or other casualty, or (ii) fifty percent (50%) or more of the Building shall be so damaged or destroyed by fire or other casualty (irrespective of whether or not the Premises are damaged thereby), or (iii) fifty percent (50%) or more of the Premises shall be so damaged or destroyed by fire or other casualty, or (iv) twenty-five percent (25%) or more of the Premises shall be so damaged or destroyed by fire or other casualty and as a result thereof the remainder of the Premises or a substantial part thereof cannot reasonably be used for its permitted uses hereunder, then, and in any of said events, Tenant shall have the option, exercisable by notice given to Landlord within thirty (30) days after the date of the casualty, to cancel and terminate this Lease as of a date specified in Tenant's termination notice which date shall be not more than sixty (60) days after the giving of Tenant's termination notice, in which event the Term of this Lease shall expire on the date specified in Tenant's notice with the same force and effect as if such date were originally provided herein as the Expiration Date of the Term without any obligation on the part of Tenant to make any Termination Payment as provided for in Section 29 hereof.

     In the event of any damage or destruction mentioned in this Section 12 which might give rise to a partial or full abatement, and if Landlord has not substantially completed the making of the repairs and restoration required to be made by Landlord pursuant to the provisions of this Section 12 within a period of twelve (12) months from the date of such damage or destruction, then Tenant may terminate this Lease by notice given to Landlord at any time after the expiration of such twelve (12) month period but prior to such substantial completion. In the event of any damage or destruction mentioned in this Section 12 which might give rise to a partial or full abatement and if Landlord has not substantially completed the making of the repairs and restoration required to be made by Landlord pursuant to the provisions of this Section 12 within fifteen (15) months prior to the Expiration Date (as the same may be extended pursuant to Section 27 hereof), then Tenant may terminate this Lease by notice given to Landlord at any time during such fifteen (15) month period but prior to such substantial completion. Any termination by Tenant hereunder shall be effective as of the date specified in such notice, which shall be not more than sixty (60) days after the giving thereof, and the Term of this Lease shall expire on such date with the same force and effect as if such date were originally provided herein as the Expiration Date of the Term hereof without any obligation on the part of Tenant to make any Termination Payment as provided in Section 29 hereof.

     In the event of the termination of this Lease pursuant to any of the provisions of this Section 12, this Lease and the Term and estate hereby granted shall expire as of the date of such termination with the same effect as if such date were the date originally set forth herein as the Expiration Date of the Term, and the Rent payable hereunder shall be apportioned as of such date subject, however, to any applicable abatement to which Tenant may be entitled pursuant to the provisions hereof, and provided that in no event shall Tenant be obligated to make any Termination Payment as provided for in Section 29 hereof in connection with any termination pursuant to this Section 12.

     13. CONDEMNATION. If more than twenty-five percent (25%) of the Premises or if all or a material portion of the Property is rendered unfit for its intended purposes by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such condemnation, in which event this Lease shall terminate effective as of the date of such condemnation. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Property unfit for its intended purposes, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned (including, without limitation, all means of ingress and egress) to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. Landlord reserves all rights to compensation (except for any awards payable directly to Tenant for relocation expenses and except for any award allocable to the value to the alterations to the Premises paid for by Tenant) for any condemnation. Tenant hereby assigns to Landlord any right Tenant may have to such compensation (except as provided in the immediately preceding sentence), and Tenant shall make no claim against Landlord or the condemning authority for compensation (except as provided in the immediately preceding sentence) for termination of Tenant's leasehold interest under this Lease or interference with Tenant's business.

     14. ASSIGNMENT AND SUBLETTING.

     A. LANDLORD'S CONSENT. Except as otherwise expressly provided herein, Tenant shall not, without the prior written consent of Landlord: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (ii) permit the use of the Premises by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder from and after the date of Transfer. Tenant shall pay to Landlord any actual and reasonable attorneys' fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

     B. STANDARDS FOR CONSENT. If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least thirty (30) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may reasonably require about the proposed Transfer and the transferee. Landlord shall grant or deny its consent to any proposed Transfer within fifteen (15) days after the date on which Tenant has furnished to Landlord all of the items required under the preceding sentence. Landlord shall not unreasonably withhold its consent to any proposed Transfer. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building; (iii) the transferee is a tenant or prospective tenant (which shall mean a party with which Landlord shall have had active negotiations for leasing of space in the Building within four
(4) months prior to Landlord's receipt of the written notice referred to in the first sentence of this Section 14.B; Landlord agreeing, upon request by Tenant from time to time, but only if Tenant is then actively pursuing a Transfer, to provide a list of prospective tenants as of the date of receipt by Landlord of such request) of the Building (except if there is no other space reasonably comparable to the Premises (with regard to area, location, conditions, improvements and timing) from the perspective of the transferee available for lease by Landlord in the Building at the time that Landlord receives the above-referenced notice from Tenant, in which event the transferee may be a tenant of the Building); or

(iv) any other bases which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligation to consent to such Transfer.

     C. RECAPTURE. If at any time during the Term Tenant desires to effect a Transfer (with respect to all or any portion of the Premises), before Tenant may actively market the Premises (or any portion thereof) for such Transfer, Tenant shall notify Landlord of Tenant's desire to effect such Transfer (the "Proposed Transfer Notice"). The Proposed Transfer Notice shall contain a description of the portion of the Premises that Tenant desires to Transfer (such portion being hereinafter referred to as the "Transfer Premises") and shall contain a detailed break-down of all costs incurred to date (including the dates such costs were incurred) by Tenant for any and all alterations to the Premises (including Permitted Alterations and any alterations and improvements done pursuant to
Section 9 and Exhibit "E"). The total of such costs (less any amounts which Landlord shall have previously reimbursed Tenant therefor and not including the cost of any of Lessee's personal property) are hereinafter referred to as "Tenant's Total Construction Costs". Landlord shall have the right to terminate this Lease as to the Transfer Premises by giving notice of such termination to Tenant at any time within thirty (30) days after the date on which Tenant has received the Proposed Transfer Notice and by payment to Tenant of Landlord's Termination Payment (as defined below) no later than the effective date of such termination. Landlord's Termination Payment shall be an amount equal to the unamortized portion (as of the effective date of such termination) of Tenant's Total Construction Costs multiplied by a fraction the numerator of which is the total rentable square feet of floor area in the Transfer Premises and the denominator of which is the total rentable square feet of floor area in the Premises. In determining Landlord's Termination Payment, Tenant's Total Construction Costs shall be amortized on a straight-line basis, with interest at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over the initial Term of this Lease. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender, the Transfer Premises (with appropriate demising partitions erected at the expense of Landlord and with appropriate submetering of utilities to be done at the expense of Landlord), on the date which is ninety
(90) days after the date of Landlord's notice of termination. If Landlord does not exercise such right to terminate with respect to such Transfer Premises, then Landlord shall have no right to terminate the Lease with respect to the Transfer Premises as provided herein for six (6) months after the earlier of (i) receipt by Tenant from Landlord of a notice whereby Landlord waives its right to terminate the Lease with respect to the Transfer Premises as provided herein or
(ii) the expiration of the above-referenced thirty (30) day period if during such thirty (30) day period Landlord fails to respond to the Proposed Transfer Notice. During such six (6) month period Tenant may

Transfer the entire Transfer Premises (but no other portion of the Premises) free of Landlord's right to terminate as provided above but subject to Landlord's consent as provided in Sections 14.A and 14.B. If Tenant fails to effect a Transfer of the Transfer Premises (meaning that Tenant and a proposed transferee have both executed a binding assignment, sublease or similar type of leasing agreement) by the end of such six (6) month period, then Landlord's right to terminate as provided herein shall once again apply to the Transfer Premises and Tenant shall be obligated to comply with the provisions of this
Section 14.C if Tenant still desires or subsequently desires to effect a Transfer of the Transfer Premises. If Landlord exercises its right to terminate as provided herein (either following receipt of an initial Proposed Transfer Notice or a subsequent Proposed Transfer Notice delivered after the end of the applicable six (6) month period), (y) Landlord shall have the right to enter into a lease with any party with which Tenant may have had any dealings with regard to a possible Transfer to such party without incurring any liability to Tenant on account thereof and (z) Tenant shall have no further liability hereunder with respect to the Transfer Premises on and after the effective date of such termination except for liability for amounts owed and obligations undischarged for periods prior to such effective date of termination.

     D. TRANSFER PROFITS. In connection with any Transfer of the Premises for which Landlord's consent is obtained, Tenant shall pay to Landlord fifty percent (50%) of any Transfer Profit (as defined below) derived therefrom. All sums payable hereunder by Tenant shall be calculated on an annualized basis, but shall be paid to Landlord, as additional rent hereunder, within ten (10) business days after actual receipt thereof by Tenant. For purposes of this
Section 14.D:

          (i) "Rent Per Square Foot" shall mean the sum of the then Rent (attributable to the portion of the Premises subject to the Transfer) divided by the number of rentable square feet constituting the portion of the Premises subject to the Transfer;

          (ii) "Transfer Profit" shall mean the product of (x) the Transfer Rent Per Square Foot less the Rent Per Square Foot, and (y) the number of rentable square feet constituting the portion of the Premises subject to the Transfer;

          (iii) "Transfer Rent" shall mean any rent or other consideration paid to Tenant, directly or indirectly, by any transferee, or any other amount received by Tenant from or in connection with any Transfer (excluding consideration for any of Tenant's furniture, furnishings, fixtures, equipment and other items of personal property, the full consideration, for which Tenant shall be entitled to retain) after deducting therefrom the following transfer expenses (the "Transfer Expenses"): (a) consideration specifically allocable to Tenant's property (including Tenant's furniture, furnishings, fixtures, equipment and other items of personal property, the full consideration for which Tenant shall be entitled to retain), (b) the reasonable and actual out-of-pocket costs and expenses of Tenant in making such Transfer such as tenant improvements, brokers' fees, attorneys' fees and advertising fees each as paid to unrelated third parties, (c) any sums paid to Landlord pursuant to the last sentence of Section 14.A, and (d) if no specific allocation is made to Tenant's property, the unamortized cost of any Tenant's property (including Improvements, other alterations and Tenant's furniture, furnishings, fixtures, equipment and other items of personal property) assigned or leased to and used by such transferee specifically allocated to the Transferred portion of the Premises (or if specific allocation is not practicable, then allocated on a square foot basis based on the proportion that the Transferred portion of the Premises bears to the entire Premises). In determining Transfer Rent, the costs set forth in CLAUSES (b) and (c) above shall be amortized on a straight-line basis, with interest at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over the term of such Transfer and the costs set forth in CLAUSE (d) above shall be amortized on a straight-line basis, with interest at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over the initial Term of this Lease;

          (iv) "Transfer Rent Per Square Foot" shall mean the Transfer Rent divided by the rentable square feet of the space subject to the Transfer.

          (v) Transfer Profit shall be recalculated from time to time to reflect any corrections in the prior calculation thereof due to (a) subsequent payments received or made by Tenant, (b) the final adjustment of payments to be made by or to Tenant or (c) mistake. Promptly upon the making or receipt of any such payment or adjustment or the discovery of any such mistake, Tenant shall submit to Landlord a recalculation of the Transfer Profit, as the case may be, and an adjustment shall be made between Landlord and Tenant, if applicable with respect thereof on account of prior payments made or credits received pursuant to this
Section 14.D.

          (vi) As used in this Section 14.D, "Tenant shall also include any Related Entity; and

          (vii) In determining the rentable area of any sublease space hereunder, the same standard shall be applied thereto as is used in determining Tenant's Proportionate Share.

     E. NO RELEASE. In no event shall any Transfer (including any transaction described in Section 14.F below) release or relieve Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed (including liability arising during any renewal term of this Lease or with respect to any expansion space included in the Premises). It is agreed that the liabilities and obligations of Tenant hereunder are enforceable either before, simultaneously with or after proceeding against any assignee, sublessee or other transferee of Tenant or any guarantor of this Lease; provided, however, the liabilities and obligations of any assignee, sublessee or transferee shall only accrue during the period on and after the effective date of the Transfer involving such assignee, sublessee or transferee.

     F. PERMITTED TRANSFERS.

          (i) As long as the tenant named herein (I.E., Delphi Internet Services Corporation) or a "Related Entity" (as defined below) is the Tenant hereunder, Tenant shall have the right, subject to the terms and conditions hereinafter set forth, without the consent of Landlord, to assign Tenant's interest in the Lease
(i) to any corporation which is a successor to Tenant either by merger or consolidation or other operation of law, or (ii) to a corporation or other entity which shall (1) control, (2) to be under the control of, or (3) be under common control with the initial Tenant hereunder (I.E., Delphi Internet Services Corporation) (the term "control" and "controlling" as used herein shall be deemed to mean ownership or control of more than twenty-five percent (25%) of the outstanding voting stock of a corporation, or an equivalent percentage ownership or controlling interest in an entity if Tenant is not a corporation) (any such entity in clauses (i) and (ii) above being a "Related Entity") or
(iii) to any purchaser of all or substantially all of the assets or a controlling interest in Tenant. Tenant may also sublease all or any portion of the Premises to a Related Entity without the consent of Landlord. Any assignment or subletting described above may only be made upon the condition that (a) any such assignee or subtenant shall continue to use the Premises as permitted by this Lease and (b) the principal purpose of such assignment or sublease is not the acquisition of Tenant's interest in this Lease (except if such assignment or sublease is made to a Related Entity and is made for a valid intra-corporate business purpose). Tenant shall, within ten (10) business days after execution thereof, deliver to Landlord (a) in the case of an assignment, a duplicate original instrument of assignment and assumption duly executed by Tenant and such assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed from and after the effective date of the assignment or (b) in the case of a sublease, a duplicate original sublease duly executed by Tenant and the subtenant.

          (ii) The transfer (including the issuance of treasury stock or the creation and issuance of a new stock) of a controlling interest in the share of Tenant (if Tenant is a corporation or trust) or a transfer of a majority of the total interest in Tenant (if Tenant is a partnership or other entity) at any one time or over a period of time, directly or indirectly (including, without limitation, and by way of example only, the transfer of a majority of the outstanding capital stock of a company which company owns 100% of a second tier company, which in turn owns 25% of the capital stock of the corporate Tenant hereunder), shall not be deemed an assignment of this Lease and shall not be subject to all of the provisions of this Section 14, including, without limitation, the requirement that Tenant obtain Landlord's prior consent thereto unless the transfer of such stock is not made for a valid business purpose and is made to circumvent the provisions of Section 14.A. The transfer of shares of Tenant (if Tenant is a corporation or trust) for purposes of this Section 14 shall not include the sale of shares effected through the "over-the-counter" or through any recognized stock exchange (including, without limitation, in connection with a public offering).

     15. SURRENDER. At the expiration or earlier termination of the Term, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they are required to be kept throughout the Term, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear and damage by taking or by fire or casualty not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors excepted. At the expiration or earlier termination of the Term, if requested by Landlord (which request must be made within sixty (60) days after the expiration or earlier termination of the Term), Tenant shall remove all of its telephone lines or leave its telephone lines in place. All of the riser cables and telephone rooms in the Building are and shall be the property of Landlord. Notwithstanding any of the foregoing to the contrary, (i) Tenant shall have the right to remove any alterations (as defined in Section 9.A hereof), including, without limitation, the Improvements (as defined in Paragraph 3 of Exhibit "E") and the Additional Improvements (as defined in Paragraph 4 of Exhibit "E") and at Tenant's sole cost and expense,
(ii) unless otherwise requested by Landlord, Tenant shall remove from the Premises any such alterations which will require unusual expense to remove in connection with any future use of the Premises for office purposes or which are not appropriate or readily adaptable for normal office use at the end of the Term and shall restore the Premises to its condition prior to the installation of such alterations, and (iii) Tenant shall, if requested by Landlord (which request must be made within sixty (60) days after the expiration or earlier termination of the Term), remove from the Premises any raised floor installed in the Premises and any cables or wires installed beneath such raised floor and shall restore the Premises to its condition prior to such installation. Any removal and restoration required or permitted by Tenant hereunder shall be done in a good and workmanlike manner and Tenant must repair any damage caused by such removal and restoration. If Tenant does not remove and restore as required hereunder, Landlord may remove and restore to the extent not done by Tenant, and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to the expiration or earlier termination of the Term. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense, without notice to Tenant and without obligation to compensate Tenant. Notwithstanding anything herein to the contrary, during the last three (3) months of the Term, Tenant may request that Landlord inform Tenant as to whether certain specific items will be required to be removed from the Premises pursuant to the provisions of this Section 15, and Landlord shall have sixty (60) days from receipt of such notice to inform Tenant whether Landlord will so require removal of those items referred to in Tenant's notice.

     16. DEFAULTS AND REMEDIES.

     A. DEFAULT. The occurrence of any of the following shall constitute a default (a "Default") by Tenant under this Lease:

          (i) Tenant fails to pay any Rent when due and such failure is not cured within five (5) business days after notice from Landlord;

          (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days after receipt by Tenant of written notice from Landlord, except that such thirty (30) day period shall be extended for a reasonable period of time, provided that Tenant shall as soon as may be reasonable duly institute and thereafter diligently and in good faith prosecute to completion all steps necessary to cure such failure to perform;

          (iii) the leasehold interest of Tenant is levied upon or attached under process of law;

          (iv) Tenant or any guarantor of this Lease dissolves;

          (v) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within ninety (90) days after filing.

     B. RIGHT OF RE-ENTRY. Upon the occurrence of a Default, Landlord may elect to terminate this Lease, or, without terminating this Lease, terminate Tenant's right to possession of the Premises. Upon any such termination, Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord. Tenant grants to Landlord the right by legal means to enter and repossess the Premises and to expel Tenant and any others who may be occupying the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

     C. RELETTING. If Landlord terminates Tenant's right to possession of the Premises without terminating this Lease,

Landlord may relet the Premises or any part thereof. In such case, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord shall reasonably deem appropriate; provided, however, Landlord may first lease Landlord's other available space and shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In such case, Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent for the period (the "Unexpired Period") which otherwise would have constituted the unexpired portion of the Term (assuming that if the Lease is terminated prior to the date that Tenant would have the right to exercise Tenant's First Termination Option or Second Termination Option, as applicable in accordance with Section 29, in determining the unexpired portion of the Term, Tenant shall be deemed to have exercised the Tenant's First Termination Option or Second Termination Option, as applicable, and in calculating the Deficiency, the First Termination Payment or Second Termination Payment, as applicable, shall be included in the calculating thereof and Tenant shall not otherwise have liability with respect to the portion of the Term following the First Termination Date or Second Termination Date, as applicable), and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Section 16 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord expenses in connection with exercising Landlord's rights hereunder, Landlord's re-entry upon on the Premises and such reletting, including, but not limited to, all actual repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting, provided that, if the reletting extends beyond the Unexpired Period, such reletting expense shall be pro-rated between the Unexpired Period and the period occurring after the Unexpired Period based on the number of days in each period, and only such expenses so attributable to the Unexpired Period shall be deducted as aforesaid). In addition, if the Premises, or any part thereof, shall be relet together with other space in the Building, other rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitable apportioned for purposes of this Section 16.C. Solely for the purposes of this Section 16, the Adjustment Rent component of Rent shall mean the Adjustment Rent in effect immediately piror to the date of termination or the date of re-entry upon the Premises by Landlord, as the case may be. Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Monthly Base Rent, Landlord shall be entitled to recover form Tenant each monthly Deficiency as the same shall arise (with the First Termination Payment or Second Termination Payment, as applicable, being paid as provided for in Section 29, provided that once the First Termination Payment or Second Termination Payment, as applicable, is made, Tenant shall have no further liability or obligation to Landlord under this Lease), and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceedings. If the consideration received by Landlord in connection with such reletting is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant.

     D. TERMINATION OF LEASE. If Landlord terminates this Lease, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any Deficiency as and for liquidated and agreed to final damages an accelerated lump sum equal to the amount by which the Rent (including, if applicable, the First Termination Payment or Second Termination Payment, as applicable), for the period which otherwise would have constituted the unexpired portion of the Term (taking into account, if applicable, the exercise or the deemed exercise of the First Termination Option or the Second Termination Option, as applicable) plus Landlord's reasonable estimate (calculated with appropriate pro rations and equitable apportionments as provided for in Section 16.C above) of the aggregate expenses of reletting the Premises exceeds the fair and reasonable rental value of the Premises for the same period (including within the determination of such fair and reasonable rental value the time needed to relet the Premises and the amount of concessions that would normally be given to a new tenant), both discounted to present worth at the rate of five percent (5%) per annum, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 16.C for the same period.

     E. OTHER REMEDIES. Landlord may, but shall not be obligated to, perform any obligation of Tenant under this Lease with respect to which a Default has occurred and is continuing.In addition, if Tenant has failed to perform any of its obligations hereunder and such failure to perform involves a hazardous condition, then Landlord may, but shall not be obligated to, perform such obligation immediately and without notice to Tenant. If Landlord elects to perform any obligation of Tenant under this Lease pursuant to either of the two
(2) preceding sentences, all actual and reasonable costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate, shall be reimbursed by Tenant to Landlord within ten (10) business days after demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity,
(ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, in no event shall Tenant be liable for punitive or consequential damages except as otherwise provided in
Section 17.

     F. BANKRUPTCY. If Tenant becomes bankrupt, the bankruptcy trustee shall not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United

States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

     G. WAIVER OF TRIAL BY JURY. Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

     17. HOLDING OVER. If Tenant retains possession of the Premises after the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Rent during such holding over at the greater of
(i) one hundred fifty percent (150%) of the fair market rental value of the Premises or (ii) double the rate in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. In the event Tenant shall holdover for more than sixty
(60) days, Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. The provisions of this Section do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

     18. ESTOPPEL CERTIFICATES. Tenant agrees that, from time to time upon not less than ten (10) business days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in possession of the Premises, if that is the case;
(iv) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); and (vi) such additional matters as may be reasonably requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee or other person having or acquiring an interest in the Building. Landlord agrees that, from time to time upon not less than ten (10) days' prior request by Tenant, Landlord shall execute and deliver to Tenant a written certificate certifying with respect to any matters relating to this Lease as Tenant may reasonably request.

     19. NON-DISTURBANCE AND SUBORDINATION. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying or operating lease of the Building, and all amendments, renewals and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building and/or the leasehold estate under any such lease, provided and on condition that Landlord obtains and delivers to Tenant a so-called nondisturbance agreement from the lessor or holder under any such lease, mortgage or deed of trust, by which such lessor or holder agrees in substance not to disturb Tenant's possession under this Lease so long as Tenant is not in Default hereunder and agrees in substance to be bound to Tenant under all of the terms, covenants and conditions of this Lease (including, without limitation, all of Tenant's rights and remedies under this Lease) so long as Tenant is not in Default hereunder. If any such mortgage or deed of trust be foreclosed, or if any such lease be terminated, upon request of the mortgagee, beneficiary or lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the lessor under such lease, as the case may be. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, beneficiary, lessor or purchaser at foreclosure, as the case may be, to execute such subordination and attornment instruments as may be required by such person to confirm such non-disturbance, subordination and attornment on a form reasonably satisfactory to such party and Tenant, which form reflects, in substance, the provisions of this Section 19. Notwithstanding the foregoing to the contrary, any such mortgagee, beneficiary or lessor may elect to give the rights and interests of Tenant under this Lease (excluding rights in and to insurance proceeds and condemnation awards) priority over the lien of its mortgage or deed of trust or the estate of its lease, as the case may be. In the event of such election and upon the mortgagee, beneficiary or lessor notifying Tenant of such election, the rights and interests of Tenant shall be deemed superior to and to have priority over the lien of said mortgage or deed of trust or the estate of such lease, as the case may be, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or lease. In such event, Tenant shall execute and deliver whatever instruments may be required by such mortgagee, beneficiary or lessor to confirm such superiority on the form customarily used by such party.

     20. QUIET ENJOYMENT. As long as no Default exists, Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease.

     21. BROKER. Tenant represents to Landlord that Tenant has dealt only with the brokers set forth in Item 8 of the Schedule (the "Brokers") in connection with this Lease and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Landlord represents to Tenant that Landlord has dealt only with the Brokers in connection with this Lease and that, insofar as Landlord knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord, its property manager and their respective employees harmless from and against any claims for a fee or commission made by any broker, other than the Brokers, claiming to have acted by or on behalf of Tenant in connection with this Lease. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any claims for a fee or commission made by any broker, other than the Brokers, claiming to have acted by or on behalf of Landlord in connection with this Lease. Landlord agrees to pay Whittier Partners a commission in accordance with a separate agreement between Landlord and Whittier Partners.

     22. NOTICES. All notices and demands to be given by one (1) party to the other party under this Lease shall be given in writing, mailed or delivered to Landlord or Tenant, as the case may be, at the address of each party set forth below or at such other address as either party may hereafter designate. Notices shall be delivered by hand or by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight air courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt or two (2) business days after posting in the United States mail.

     If intended for Landlord addressed to:

          Cross Point Limited Partnership
          900 Chelmsford Street
          Lowell, Massachusetts 01851

     with a copy in like manner to:

          Geometry Group, Inc.
          666 Fifth Avenue, 24th Floor
          New York, New York  10103
          Attention:  Jonathan N. Maslin, Vice President

     If intended for Tenant address to:

          Delphi Internet Services Corporation
          900 Chelmsford Street
          Lowell, Massachusetts  01851

     with a copy in like manner to:

          News America Publishing Incorporated
          1211 Avenue of the Americas
          New York, New York  10036
          Attention:  Arthur M. Siskin

     and

          Squadron, Ellenoff, Pleasant, Sheinfield & Sorkin
          551 Fifth Avenue
          New York, New York  10017
          Attention:  Mitchell R. Lubart, Esq.

     23. MISCELLANEOUS.

     A. SUCCESSORS AND ASSIGNS. Subject to Section 14 of this Lease, each provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties.

     B. ENTIRE AGREEMENT. This Lease, and the riders and exhibits, if any, attached hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

     C. TIME OF ESSENCE. Time is of the essence of this Lease and each and all of its provisions.

     D. EXECUTION AND DELIVERY. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant.

     E. SEVERABILITY. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions of this Lease.

     F. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     G. ATTORNEYS' FEES. In the event either party commences a legal proceeding to enforce any of the terms of this Lease, the prevailing party in such action shall have the right to recover reasonable attorneys' fees and costs from the other party, to be fixed by the court in the same action. The term "legal proceedings" shall include appeals from a lower court judgment as well as proceedings in the Federal Bankruptcy Court, whether or not they are adversary proceedings or contested matters. The "prevailing party" shall mean the party that prevails in obtaining a remedy or relief which more nearly reflects the remedy or relief which the party sought.

     H. JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one (1) party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

     I. FORCE MAJEURE. Landlord shall not be in default hereunder and Tenant shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials caused by war or other national emergency or due to, acts of God, or other causes beyond Landlord's reasonable control.

     J. CAPTIONS. The headings and titles in this Lease are for convenience only and shall have no effect upon the construction or interpretation of this Lease.

     K. NO WAIVER. No receipt of money by Landlord from Tenant after termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Landlord or Tenant shall be implied from any omission by the other party to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

     L. NO RECORDING. Tenant shall not record this Lease. Landlord and Tenant shall, upon request of the other party, execute and deliver a notice of this Lease in such recordable form as may be permitted by applicable law.

     M. DEFINITION OF LANDLORD; LANDLORD'S LIABILITY. The word "Landlord" is used herein to include the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this Lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord nor any principal, employee or partner of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and neither Landlord nor any principal, employee or partner of Landlord shall have any personal liability to Tenant for any liability of or claim against Landlord under this Lease beyond the equity of the Landlord in the Property.

     24. PARKING. Tenant shall have the right throughout the Term to use at no cost to Tenant its allocable share of vehicular parking spaces in the parking lot located on the Land (collectively, the "Parking Lot") during the Lease Term, subject to such reasonable terms, conditions and regulations as are from time to time applicable to patrons of the Parking Lot. Tenant's allocable share of such parking spaces shall be 4.2 parking spaces per 1,000 square feet of rentable floor area in the initial Premises (as described in Item 6 of the Schedule), 4.2 parking spaces per 1,000 square feet of rentable floor area in any "contiguous floors" added to the Premises pursuant to Section 28 below and 3.5 parking spaces per 1,000 square feet of rentable floor area in any Available Space added to the Premises pursuant to Section 27 below. Such parking spaces (herein referred to collectively as the "Parking Spaces") shall be available for Tenant's use on an unassigned, non-reserved basis. Landlord may, pursuant to Section 6 hereof, establish reasonable rules and regulations regarding Tenant's use of the Parking Spaces. At Tenant's request, Landlord shall implement a shuttle bus service for the transport of employees of Tenant from the Parking Lot to the Building during the period from dusk to dawn on Mondays through and including Fridays, holidays excepted (the "Second Shift"). At least one (1) Building security guard shall be on such shuttle bus during the Second Shift, but such guard may also be the operator of the shuttle bus. Tenant agrees that such shuttle bus may also be used by employees of other Building tenants provided that such use does not materially interfere with the use of the shuttle bus by Tenant's employees. In addition to the foregoing, during the hours from 3:00 p.m. to 7:00 a.m. only, Tenant's employees shall be permitted to use the parking spaces in that portion of the Parking Lot which is designated by Landlord as the "Visitor Parking Area" (the spaces within the Visitor Parking Area being herein referred to as "Visitor Parking Spaces"). Landlord reserves the right to relocate the Visitor Parking Area from time to time provided that it is relocated to a portion of the Parking Lot reasonably comparable to the existing location of the Visitor Parking Area in terms of distance from the Building, size of the area and available lighting for the area. Landlord shall maintain not less than 150 Visitor Parking Spaces throughout the Term. Use of the Visitor Parking Spaces by Tenant's employees shall be on an unassigned, non-reserved basis. At Tenant's election, Landlord shall designate within the Parking Lot an area wherein parking shall be restricted to use during the Second Shift only by Tenant's Second Shift employees and by Second Shift employees of other Building tenants. Such area shall have not less than 150 parking spaces therein. The location of such area and the terms and conditions governing its use shall be determined by mutual agreement by Landlord and Tenant. Landlord and Tenant agree to act reasonably and in good faith in reaching such mutual agreement. Upon mutual agreement as to the location of such restricted parking area and such area being first made available to Tenant as required herein, unless requested otherwise by Tenant at that time, Landlord shall no longer be obligated to provide the above-described shuttle bus service commencing with the first day as of which such restricted parking area during Second Shift Hours is made available to Tenant. Landlord agrees that Tenant may park one (1) van in a designated parking space within the Parking Lot in close proximity to the Building.

     25. COOPERATIVE INTERRUPTIBLE SERVICE AGREEMENT. Landlord has entered into that certain Cooperative Interruptible Service Agreement dated March 21, 1994 with Massachusetts Electric Company. If Landlord shall be required to pay a penalty or extra fee under such Agreement because of Landlord's election not to allow interruption of electrical service to the Building after request thereof by Massachusetts Electric Company, Tenant shall reimburse Landlord for Tenant's Proportionate Share of the amount of such penalty or extra fee. Such reimbursement shall be made by Tenant to Landlord within thirty (30) days of receipt by Tenant of a statement setting forth the total amount of the penalty or extra fee and Tenant's Proportionate Share thereof. Landlord agrees not to elect to allow interruption of electrical service to the Building after a request thereof by Massachusetts Electric Company pursuant to the Cooperative Interruptible Service Agreement without the prior consent of Tenant.

     26. OPTIONS TO EXTEND.

     A. TENANT'S FIRST EXTENSION OPTION. On the condition that Tenant is not in Default of its covenants and obligations under this Lease t the time of option exercise, Tenant shall have the right ("Tenant's First Extension Option") to extend the Term for an additional term of five (5) years (herein referred to as the "First Additional Term"), said First Additional Term to commence immediately after the expiration of the initial Term. If Tenant desires to extend the Term as aforesaid, it shall give notice thereof (the "First Extension Notice") to Landlord no later than nine (9) months prior to the end of the initial Term. If Tenant fails to give notice of exercise of Tenant's First Extension Option by such date, Landlord shall give notice to Tenant that Tenant has failed to give such notice, and Tenant's time to give notice of such exercise shall continue for thirty (30) days following Tenant's receipt of such notice from Landlord; but if Tenant does not thereafter timely exercise Tenant's First Extension Option, then, notwithstanding anything herein to the contrary, the initial Term shall expire on the later of (i) the Expiration Date as defined in Item 8 of the Schedule or (ii) the date which is the earlier of (y) six (6) months after the end of such thirty (30) day reminder period or (z) six (6) months after Tenant shall have delivered to Landlord a notice waiving Tenant's right to extend the Term for the First Additional Term. If Tenant fails timely to give notice of its exercise of Tenant's First Extension Option, then Tenant shall have no right to so extend the Term (time being of the essence with respect to exercise of Tenant's First Extension Option). Upon Tenant's timely giving of notice of its exercise of Tenant's First Extension Option, the Lease Term shall be deemed extended upon all of the same terms and conditions of this Lease, except that the Rent during said First Additional Term shall be at the rate of 100% of the then current fair market annual rent for five (5) year leases of comparable premises (in shell condition) in comparable buildings in the general vicinity of the Building (with respect to age, quality and location and such calculation of fair market annual rent shall take into consideration the fact that Landlord shall have no obligations with respect to tenant improvements and that there shall be no free rent periods and that there will be no "down time" after the end of the Term to relet the Premises and that Landlord will have reduced obligations with respect to brokerage commissions) as determined in accordance with the following paragraph (the "First Additional Term Annual Base Rent") and except that the Base Expense Year shall be changed to calendar year 2010 and the Base Fee Land Tax Year and the Base Easement Land Tax Year shall be changed to Fiscal Year 2010. The First Additional Term Annual Base Rent shall be payable in equal monthly installments in advance on or before the first day of each calendar month during the First Additional Term. Notwithstanding the fact that Tenant's exercise of the herein option to extend the Term shall be self-executing, as aforesaid, upon the request of either party, the other party shall promptly execute a lease amendment reflecting said First Additional Term and the First Additional Term Annual Base Rent thereof after Tenant exercises the herein option. Upon the commencement of the First Additional Term, the word "Term" wherever it appears in this Lease shall include the First Additional Term.

     Landlord shall notify Tenant of its good faith determination of the First Additional Term Annual Base Rent within thirty (30) days of receipt of the First Extension Notice (the "First Additional Term Rental Notice"). Tenant may rescind its exercise of Tenant's First Extension Option by written notice to Landlord no later than ten (10) days after receipt of the First Additional Term Rental Notice. If Tenant so rescinds its exercise of Tenant's First Extension option then the Term shall expire at the end of the initial Term with no further right to extend the Term of this Lease. If Tenant does not so rescind its exercise of Tenant's First Extension Option but does not accept Landlord's determination of First Additional Term Annual Base Rent and if Landlord and Tenant cannot agree on the First Additional Term Annual Base Rent within thirty (30) days after Tenant's receipt of the First Additional Term Rental Notice, then Landlord and Tenant shall, not later than sixty (60) days after Landlord receives Tenant's First Extension Notice, each retain a real estate professional with at least ten
(10) years' continuous experience in the business of appraising or marketing commercial real estate in the Route 495 North/Route 3 market area who shall, within thirty (30) days of his or her selection, prepare a written report summarizing his or her conclusion as to the First Additional Term Annual Base Rent. Landlord and Tenant shall simultaneously exchange such reports; PROVIDED, HOWEVER, that if one (1) party has not obtained such a report within ninety (90) days after Landlord receives Tenant's First Extension Notice, then the determination set forth in the other party's report shall be final and binding upon the parties. If both parties receive reports within such time and the lesser of the two (2) determinations is within ten (10%) percent of the higher determination, then the average of these determinations shall be deemed to be the First Additional Term Annual Base Rent. If these determinations differ by more than ten (10%) percent, then Landlord and Tenant shall mutually select a person with the qualifications stated above (the "Final Professional") to resolve the dispute as to the First Additional Term Annual Base Rent. If Landlord and Tenant cannot agree upon the designation of the Final Professional within thirty (30) days of the exchange of the first valuation reports, either party may apply to the American Arbitration Association, the Greater Boston Real Estate Board, or any successor thereto for the designation of a Final Professional. Within ten (10) days of the selection of the Final Professional, Landlord and Tenant shall each submit to the Final Professional a copy of their respective real estate professional's determination of the First Additional Term Annual Base Rent. The Final Professional shall not perform his or her own valuation but rather shall, within thirty (30) days after such submissions, select the submission which is closest to the determination of the First Additional Term Annual Base Rent which the Final Professional would have made acting alone. The Final Professional shall give notice of his or her selection to Landlord and Tenant and such decision shall be final and binding upon Landlord and Tenant. Each party shall pay the fees and expenses of its real estate professional and counsel, if any, in connection with any proceeding under this paragraph, and the losing party shall pay the fees and expenses of the Final Professional.

     B. TENANT'S SECOND EXTENSION OPTION. On the condition that Tenant is not in Default of its covenants and obligations under this Lease at the time of option exercise, and provided that Tenant has exercised Tenant's First Extension Option, Tenant shall have the option ("Tenant's Second Extension Option") to extend the term of the Lease for an additional term of five (5) years (herein referred to as the "Second Additional Term"), said Second Additional Term to commence immediately after the expiration of the First Additional Term. If Tenant desires to extend the Term as aforesaid, it shall give notice thereof (the "Second Extension Notice") to Landlord no later than nine (9) months prior to the expiration of the First Additional Term. If Tenant fails to give notice of exercise of Tenant's Second Extension Option by such date, Landlord shall give notice to Tenant that Tenant has failed to give such notice, and Tenant's time to give notice of such exercise shall continue for thirty (30) days following Tenant's receipt of such notice from Landlord; but if Tenant does not hereafter exercise Tenant's Second Extension Option, then, notwithstanding anything herein to the contrary, the First Additional Term shall expire on the later of (i) the last day of the First Additional Term as provided above or (ii) the date which is the earlier of (y) six (6) months after the end of such thirty
(30) day reminder period or (z) six months after Tenant shall have delivered to Landlord a notice waiving Tenant's right to extend the Term for the Second Additional Term. If Tenant fails timely to give of its exercise of Tenant's Second Extension Option notice, then Tenant shall have no further right to extend the Lease Term (time being of the essence with respect to exercise of Tenant's Second Extension Option). Upon Tenant's timely giving of notice of its exercise of Tenant's Second Extension Option, the Lease Term shall be deemed extended upon all of the same terms and conditions of this Lease, except that the Rent during said Second Additional Term shall be at the rate of 100% of the then current fair market annual rent for five (5) year leases of comparable premises (in shell condition) in comparable buildings in the general vicinity of the Building (with respect to age, quality and location and such calculation of fair market annual rent shall take into consideration the fact that Landlord shall have no obligations with respect to tenant improvements and there shall be no free rent period and that there will be no "down time" after the end of the Term to relet the Premises and that Landlord will have reduced obligations with respect to brokerage commission) as determined in accordance with the following paragraph (the

"Second Additional Term Annual Base Rent") and accept that the Base Expense Year shall be changed to calendar year 2015 and the Base Fee Land Tax Year and Base Easement Land Tax Year shall be changed to Fiscal Year 2016. Notwithstanding the fact that Tenant's exercise of the herein option to extend the Term shall be self-executing, as aforesaid, upon the request of either party, the other party shall promptly execute a lease amendment reflecting said Second Additional Term and the Second Additional Term Annual Base Rent thereof after Tenant exercises the herein option. Upon the commencement of the Second Additional Term, the word "Term" wherever it appears in this Lease shall include the Second Additional Term.

     Landlord shall notify Tenant of its good faith determination of the Second Additional Term Annual Base Rent within thirty (30) days of receipt of the Second Extension Notice (the "Second Additional Term Rental Notice"). Tenant may rescind its exercise of Tenant's Second Extension Option by written notice to Landlord no later than ten (10) days after receipt of the Second Additional Term Rental Notice. If Tenant so rescinds its exercise of Tenant's Second Extension Option, then the Term shall expire at the end of the Second Additional Term with no further right to extend the Term of this Lease. If Tenant does not so rescind its exercise of Tenant's Second Extension Option but does not accept Landlord's determination of Second Additional Term Annual Base Rent and if Landlord and Tenant cannot agree on the Second Additional Term Annual Base Rent within thirty
(30) days after Tenant's receipt of the Second Additional Term Rental Notice, then Landlord and Tenant shall, not later than sixty (60) days after Landlord receives Tenant's Second Extension Notice, each retain a real estate professional with at least ten (10) years' continuous experience in the business of appraising or marketing commercial real estate in the Route 495 North/Route 3 market area who shall, within thirty (30) days of his or her selection, prepare a written report summarizing his or her conclusion as to the Second Additional Term Annual Base Rent. Landlord and Tenant shall simultaneously exchange such reports; PROVIDED, HOWEVER, that if one (1) party has not obtained such a report within ninety (90) days after Landlord receives Tenant's Second Extension Notice, then the determination set forth in the other party's report shall be final and binding upon the parties. If both parties receive reports within such time and the lesser of the two (2) determinations is within ten (10%) percent of the higher determination, then the average of these determinations shall be deemed to be the Second Additional Term Annual Base Rent. If these determinations differ by more than ten (10%) percent, then Landlord and Tenant shall mutually select a person with the qualifications stated above (the "Final Professional") to resolve the dispute as to the Second Additional Term Annual Base Rent. If Landlord and Tenant cannot agree upon the designation of the Final Professional within thirty (30) days of the exchange of the first valuation reports, either party may apply to the American Arbitration Association, the Greater Boston Real Estate Board, or any successor thereto for the designation of a Final Professional. Within ten (10) days of the selection of the Final Professional, Landlord and Tenant shall each submit to the

Final Professional a copy of their respective real estate professional's determination of the Second Additional Term Annual Base Rent. The Final Professional shall not perform his or her own valuation but rather shall, within thirty (30) days after such submissions, select the submission which is closest to the determination of the Second Additional Term Annual Base Rent which the Final Professional would have made acting alone. The Final Professional shall give notice of his or her selection to Landlord and Tenant and such decision shall be final and binding upon Landlord and Tenant. Each party shall pay the fees and expenses of its real estate professional and counsel, if any, in connection with any proceeding under this paragraph, and the losing party shall pay the fees and expenses of the Final Professional.

     27. RIGHT OF FIRST OFFER TO LEASE. Tenant shall have the right to add to the Premises, upon the terms and conditions set forth in this Section 27, any part of the space on the fourth floor of Tower 1 of the Building, any part of the space on the seventh through and including the twelfth floor of Tower 1 of the Building or any part of the space on the seventh through and including the twelfth floor of Tower 2 of the Building (collectively, the "Additional Space"). Notwithstanding anything herein to the contrary, Tenant's right hereunder to add to the Premises the ninth, tenth, eleventh and twelfth floors of Tower 2 and the eighth, ninth, tenth, eleventh and twelfth floors of Tower 1 shall only apply after such spaces become vacant after the initial leasing of such spaces by Landlord to other tenants and the following provisions governing Tenant's right of first offer with respect to such spaces shall be construed to reflect such initial leasing limitation. Whenever during the Term Landlord determines to lease all or any part of the Additional Space and receives substantial interest therefor from a prospective tenant or tenants (the phrase "Available Space" shall mean that portion of the Additional Space which is the subject of such substantial interest), Landlord shall first offer to lease to Tenant the Available Space; and SUCH OFFER SHALL be in writing (the "Offer Notice"). The Offer Notice shall contain (i) a description of the Available Space that is subject to such Offer Notice and the deemed rentable square footage of such Available Space, (ii) the Annual Base Rent for such Available Space and any increases thereto, (iii) the Base Expense Year and the Base Tax Year for such Available Space, (iv) the term of the leasing of the Available Space, (v) the anticipated commencement date of the leasing of such Available Space, (vi) the amount of any contribution by Landlord (vii) the length of any free rent period and (viii) such other terms upon which Landlord intends to offer such Available Space for lease as Landlord may elect to set forth in the Offer Notice. The Offer Notice shall constitute an offer by Landlord to Tenant to lease all of the Available Space that is subject of the Offer Notice upon the terms set forth in the Offer Notice and otherwise on the terms and conditions set forth in this Lease; provided, that if the proposed terms of the leasing of such Available space shall be greater than the then remaining term of this Lease, the amount of any contribution by Landlord and the amount of any free rent period shall each be appropriately reduced based on the proportion that the then remaining Term of the Lease bears to the proposed term of the leasing of such Available Space. If Tenant desires to lease such Available Space upon such terms, then Tenant shall deliver a notice to Landlord (each an "Acceptance Notice") within ten (10) business days following delivery of the Offer Notice together with a confirmation, reasonably satisfactory to Landlord, executed by the guarantor of this Lease which shall confirm that the guaranty shall extend to the leasing of such Available Space. If Tenant shall fail to deliver an Acceptance Notice within such time period, Tenant shall be deemed to have rejected Landlord's offer, and except as otherwise provided for herein, Landlord shall have no further obligations, and Tenant shall have no further right, with respect to the Available Space that is the subject to the applicable Offer Notice. Notwithstanding the foregoing, if Tenant shall fail to timely accept an offer contained in an Offer Notice as provided above, and Landlord shall fail to enter into a lease for the Available Space that was the subject of such Offer Notice
(x) at a net effective rent of at least 90% of the net effective rent set forth in such Offer Notice and (y) otherwise on terms not materially more favorable to the tenant than those contained in such Offer Notice within six (6) months following the delivery of such Offer Notice (it being understood that Landlord shall not have the right to enter into a lease for such Available Space that does not satisfy the conditions in clauses (x) and (y) above unless Landlord shall again comply with the provisions of Section 27), then Landlord shall be obligated to comply with the provisions of this Section 27 if Landlord subsequently intends to lease such Available Space. If Tenant shall properly deliver an Acceptance Notice, then: (i) Tenant shall lease the applicable Available Space on the terms set forth in the Offer Notice, except that the term of the leasing of such Available Space shall be coterminous with the Term, and
(ii) from and after the commencement date of the leasing of the Available Space as set forth in the Offer Notice, the applicable Available Space shall be deemed to be part of the Premises and subject to all of the terms and conditions of this Lease (except that the terms of the Acceptance Notice shall supersede any conflicting or inconsistent terms of this Lease except as provided in the first paragraph of this Section 27. If Landlord shall not deliver to Tenant vacant possession of any Available Space as to which Tenant delivered an Acceptance Notice on or before the date that is three (3) months following the anticipated commencement date of the leasing of such Available Space, then Tenant shall have the right to render null and void such Acceptance Notice by delivery of notice thereof to Landlord. If Tenant delivers such notice, then unless vacant possession of such Available Space has been delivered to Tenant prior to the giving of such notice, such Acceptance Notice shall be null and void and of no further force or effect and neither party shall have any further rights of claims against the other by reason hereof; provided, however, if subsequent to Tenant's Acceptance Notice being rendered null and void Landlord intends to lease such Available Space, Landlord shall be obligated to comply with the provisions of this Section 27. Notwithstanding any of the foregoing to the contrary, Landlord shall have no obligation to first offer to lease to Tenant the Available Space in accordance with this
Section 27 if at the time Landlord would have sent to Tenant the Offer Notice, Tenant is then in Default of any of its conditions or obligations under this Lease. If Tenant is so then in Default, Landlord may proceed to lease the Available Space to any third party without Tenant having any prior rights to lease the Available Space.

     28. EXPANSION OPTIONS.

     On the condition that Tenant is not in Default at the time it sends any notice to Landlord as provided for herein, Tenant may lease not more than two
(2) "contiguous floors" of the Building in accordance with the provisions of this Section 28. The phrase "contiguous floors" as used herein shall mean the entire fouRth and seventh floors in Tower 1, the entire seventh and eighth floors in Tower 2 (provided that the eighth floor of Tower (2) shall not be considered a contiguous floor unless it is leased together with or subsequent to the entire seventh floor of Tower 1) and the fifth and sixth floors of Tower 3. The determination as to which contiguous floors Tenant may lease pursuant to this Section 28 shall be made by Landlord by written notice to Tenant not later than thirty (30) days after receipt by Landlord of notice from Tenant exercising its right to lease not more than two (2) contiguous floors as provided herein. If Tenant desires to only lease one (1) contiguous floor at any one time,as provided herein, Tenant shall retain the right, subject to the provisions hereof, to lease one (1) more contiguous floor pursuant to the provisions of this Section 28.

     Tenant may exercise its right to lease one (1) or two (2) contiguous floors as provided above by delivery to Landlord, no later than November 1, 1996, written notice(s) of Tenant's election to include such one (1) or two (2) contiguous floors in the Premises. Such notice from Tenant shall not be effective unless and until there is delivered to Landlord a confirmation, reasonably satisfactory to Landlord, executed by the guarantor of this Lease which shall confirm that the guaranty shall extend to the leasing of such contiguous floor(s). If Tenant timely exercise its option to lease such contiguous floor(s), then (i) possession of such contiguous floor(s) shall be delivered to Tenant in an "as is" condition (but Landlord agrees to deliver such contiguous floor(s) in broom clean condition free of all occupants and personal property and with all restrooms within such contiguous floor(s) in compliance with the ADA and the accessibility standards (as defined in Section 9.A hereof) no later than six (6) months after Landlord receives Tenant's notice of election to include such contiguous floor(s) and (ii) Landlord and Tenant shall execute an amendment to this Lease including such contiguous floor(s) in the Premises on the same terms as in this Lease, except as follows:

     (y) the number of rentable square feet in the Premises shall increase by the number of rentable square feet in such contiguous floor(s) (Landlord and Tenant agreeing that there are 25,836 rentable square feet in each of the fourth and seventh floors of Tower 1, 31,545 rentable square feet in each of the seventh and eighth floors of Tower 2 and 33,838 rentable square feet in each of the fifth and sixth floors of Tower 3) and Tenant's Proportionate Share shall be adjusted accordingly; and

     (z) the Annual Base Rent payable with respect to such contiguous floor(s) shall be at the rate set forth in Item 9 of the Schedule with respect to the remainder of the Premises, and the Monthly Base Rent shall be adjusted accordingly.

     Tenant's rights under this Section 28 shall terminate if Tenant fails to timely exercise its option under this Section 28, time being of the essence with respect to Tenant's exercise thereof.

     29. RIGHTS TO TERMINATE.

     A. TENANT'S FIRST TERMINATION OPTION. Tenant shall have the right ("Tenant's Termination Option") to terminate this Lease as of the last day of the sixtieth month of the Term (the "First Early Termination Date") pursuant to the provisions of this Section 29.A, Tenant's First Termination Option shall be exercised by Tenant by written notice (the "First Termination Notice") to Landlord at least twelve (12) months prior to the First Early Termination Date and by payment to Landlord of an amount equal to the sum of (i) the Rent that would have been due and payable hereunder for the six (6) month period following the First Early Termination Date had the Lease not been terminated pursuant to the provisions hereof plus (ii) the unamortized portion (as of the First Early Termination Date) of all of Landlord's costs in connection with this Lease, including, without limitation, all brokerage commissions paid by Landlord in connection with this Lease, all costs incurred by Landlord in connection with the performance of its obligations set forth in Paragraph 2 of Exhibit "E" of this Lease and Paragraphs 1 and 2 of Exhibit "F" of this Lease, and all legal fees incurred by Landlord in connection with this Lease plus (iii) any past due Rent and other charges payable by Tenant to Landlord hereunder as of the date of delivery of the First Termination Notice (collectively, the "First Termination Payment"). In determining the amount for subparagraph (ii) above, all of Landlord's costs in connection with this Lease shall be deemed to be $433,500.00 and such amount shall be amortized on a straight-line basis, with interest, at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over the initial Term of this Lease. The First Termination Payment shall be paid to Landlord simultaneously with the giving of the First Termination Notice. If Tenant fails timely to give such First Termination Notice, then Tenant shall have no further right to terminate this Lease except as set forth in Section 29.B below, time being of the essence with respect to exercise of Tenant's First Termination Option. Furthermore, if Tenant fails to pay Landlord the First Termination Payment simultaneously with the giving of the First Termination Notice, the First Termination Notice shall not be effective and this Lease shall continue in full force and effect. If Tenant properly exercises Tenant's

First Termination Option by giving Landlord timely notice and paying Landlord the First Termination Payment simultaneously with the giving of the First Termination Notice, then this Lease shall terminate on the First Early Termination Date.

     B. TENANT'S SECOND TERMINATION OPTION. Tenant shall have the right (Tenant's Second Termination Option") to terminate this Lease as of the last day of the one hundred twentieth month of the Term (the "Second Early Termination Date") pursuant to the provisions of this Section 29.B. Tenant's Second Termination Option shall be exercised by Tenant by written notice (the "Second Termination Notice") to Landlord at least twelve (12) months prior to the Second Early Termination Date, and by payment to Landlord of an amount equal to the sum of (i) the Rent that would have been due and payable hereunder for the twelve
(12) month period following the Second Early Termination Date had the Lease not been terminated pursuant to the provisions hereof plus (ii) the unamortized portion (as of the Second Early Termination Date) of all of Landlord's costs in connection with this Lease, including, without limitation, all brokerage commissions paid by Landlord in connection with this Lease, all costs incurred by Landlord in connection with the performance of its obligations set forth in Paragraph 2 of Exhibit "E" of this Lease and Paragraphs 1 and 2 of Exhibit "F" of this Lease, and all legal fees incurred by Landlord in connection with this Lease plus (ii) any past due Rent and other charges payable by Tenant to Landlord hereunder as of the date of delivery of this Second Termination Notice (collectively the "Second Termination Payment"). In determining the amount for subparagraph (ii) above, all of Landlord's costs in connection with this Lease shall be deemed to be $433,500.00 and such amount shall be amortized on a straight-line basis, with interest, at the annual rate of the prime rate of The First National Bank of Boston, plus two percent (2%), over the initial Term of this Lease. The Second Termination Payment shall be paid to Landlord no later than the Second Early Termination Date. If Tenant fails timely to give such Second Termination Notice, then Tenant shall have no further right to terminate this Lease (time being of the essence with respect to the exercise of Tenant's Second Termination Option). Furthermore, if Tenant fails to pay to Landlord the Second Termination Payment no later than the Second Early Termination Date, the Second Termination Notice shall not be effective and this Lease shall continue in full force and effect. If Tenant properly exercises Tenant's Second Termination Option by giving Landlord timely notice and by paying Landlord the Second Termination Payment no later than the Second Early Termination Date, then this Lease shall terminate on the Second Early Termination Date.

     30. ACCESS TO TOWER 1 ROOF. Throughout the Term, Tenant shall have the right to install, use, replace, repair and maintain, at its sole cost and expense, one (1) or more transmitters, receivers and antennas or similar types of equipment and associated electronic equipment and cables (hereinafter collectively referred to as "Equipment") on the roof of Tower 1 of the Building. In addition, Tenant shall have the right to install conduits, wires, cables and other necessary connections between the Equipment and the Premises (collectively, the "Connections"). Any such Equipment shall be installed in a location to be determined by Landlord. In that regard, Landlord shall use reasonable good faith efforts to provide an appropriate and satisfactory location on the roof of Tower 1 for the installation of the Equipment. If Landlord is unable to provide such an appropriate and satisfactory location on the roof of Tower 1 then Landlord shall use reasonable good faith efforts to find such a location on the roof of Tower
2. Tenant shall be required to obtain any and all governmental permits and approvals required for the installation and use of the Equipment and the Connections. Landlord agrees to use reasonable efforts to cooperate with Tenant in connection with Tenant obtaining such permits and approvals. Tenant's right to install Equipment on the roof of Tower 1 of the Building is subject to any rights previously given by Landlord to other parties and otherwise subject to such reasonable rules and regulations as Landlord may promulgate from time to time for the purpose of safety and frequency management. Landlord may require Tenant to relocate the Equipment from time to time during the Term. Landlord shall reimburse Tenant for its actual and reasonable costs in connection with any such relocation. If Landlord fails to reimburse Tenant for all or any portion of such actual and reasonable costs within thirty (30) days of Landlord's receipt of a detailed itemization of such costs (including paid invoices), then Tenant may offset such amount not paid by Landlord against future payments of Rent until the amount of such offset equals such amount not paid by Landlord. Tenant shall, at its sole cost and expense, maintain the Equipment and the Connections in a safe condition and good repair throughout the Term. Tenant shall, at its sole cost and expense, on or prior to the expiration or earlier termination of the Term, remove from the Building all of the Equipment and the Connections and restore any part of the Building damaged or altered by Tenant's use thereof.

     31. DIRECTORY; SIGNS. Landlord shall place Tenant's name and suite number on the Building standard directory. In addition, Tenant shall be entitled to such additional names on such directory as Tenant may request provided that the total area of such directory dedicated to Tenant's names and suite number does not exceed ten percent (10%) thereof. Except as provided in the following paragraph and except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, no signs shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Property, except with Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed.

     Notwithstanding anything herein to the contrary, Landlord and Tenant hereby agree with respect to signage as follows:

     (a) Provided Tenant continues to actually occupy not less than 75,000 rentable square feet of floor area in the Building, Tenant may, at its sole cost and expense, install one (1) sign identifying Tenant on the top side (South side) of Tower 1 of the Building. The specific location, size and design of such sign shall be subject to mutual agreement between Landlord and Tenant. Tenant shall be responsible for obtaining all necessary governmental approvals and permits for the installation of such sign and may not commence such installation unless and until Tenant has provided to Landlord a copy of all such approvals or permits. Landlord shall use reasonable efforts to assist Tenant in obtaining such approvals or permits. Throughout the Term, Tenant shall be solely responsible for the maintenance and repair of such sign. Prior to expiration or earlier termination of this Lease, Tenant shall remove such sign from the Building and shall repair any damage to the Building caused thereby.

     (b) After Wang Laboratories, Inc. completely vacates the Building, Landlord shall promptly remove from the Building any signs identifying Wang Laboratories, Inc.

     (c) On or prior to October 1, 1996, Landlord shall install a sign identifying Tenant at the main entrance to the Building.

     (d) On or prior to October 1, 1996, Landlord shall install a sign identifying Tenant in the area of the passenger elevators at the lobby level in Towers 1 and 2 of the Building.

     (e) On or prior to October 1, 1996, Landlord shall install a logo designed by Tenant which identifies Tenant in each elevator which serves the Premises, which logo shall be installed in such elevators next to the numbers of the floors of the Building of which the Premises are comprised.

     (f) Tenant, at its sole cost and expense, may erect and maintain a kiosk or similar type of product demonstration area in or near the main lobby of either Tower 1 or Tower 2 of the Building. The specific design and location of such kiosk shall be mutually agreed to by Landlord and Tenant. Tenant shall be solely responsible for the maintenance and repair of such kiosk (Tenant agreeing to maintain same in good order and condition throughout the Term). Landlord may require Tenant to relocate such kiosk to a reasonably comparable location from time to time during the Term, provided that Landlord reimburses Tenant for its actual and reasonable costs in connection with any such relocation. Prior to the expiration or earlier termination of this Lease, Tenant shall remove such kiosk from the Building and shall repair any damage to the Building caused thereby. Tenant acknowledges that Landlord will be renovating the main lobbies of Towers 1 and 2 during the first eighteen (18) months of the Term. Tenant agrees, in performing any work authorized under this Section 31(f), to use reasonable efforts to minimize any interference with Landlord's work in renovating such lobbies. Landlord agrees, in performing any work in the main lobby of either Tower 1 or Tower 2, to use reasonable efforts to minimize interference with such kiosk and Tenant's use thereof.

     (g) Tenant may, at its sole cost and expense, erect an electric display in the Building providing information with regard to an internet/information super highway update. The specific location, design and layout of such display shall be mutually agreed upon by Landlord and Tenant. Tenant shall be solely responsible for the maintenance and repair of such display (Tenant agreeing to maintain same in good order and condition throughout the Term). Landlord may require Tenant to relocate such display to a reasonably comparable location from time to time during the Term, provided that Landlord reimburses Tenant for its actual and reasonable costs in connection with any such relocation. Prior to the expiration or earlier termination of the Term of this Lease, Tenant shall remove such display from the Building and shall repair any damage to the Building caused thereby.

     32. LANDLORD'S MISCELLANEOUS AGREEMENTS.

     A. AUDITORIUM ROOMS. Throughout the Term, Tenant shall have the right to use for a one-half day at a time either of the large auditorium rooms in the Building (one of which has a 500 seat capacity and is located on the ground floor of the Building and the other has a 200 seat capacity and is located ON the second floor of the Building) a total of not more than eight (8) times per calendar year at no charge to Tenant. If Tenant desires to use such auditorium rooms more than eight (8) times in any calendar year, Landlord may charge Tenant its standard reasonable fee for such use. Use of such auditorium rooms shall be subject to such reasonable rules and regulations established by Landlord from time to time.

     B. HOUSE CONTRACTS. Landlord agrees to use reasonable efforts to make available to Tenant the benefits that may be derived from certain economically advantageous arrangements negotiated by Landlord with the providers of certain goods and services to the Building. For example, if Landlord has negotiated an advantageous price for the purchase of office furniture from a supplier, Landlord shall use reasonable efforts to allow Tenant to purchase certain office furniture in such manner so as to take advantage of the advantageous price already negotiated for by Tenant.

     C. ECONOMIC INCENTIVES. Landlord shall use reasonable efforts to facilitate and make available to Tenant any economic incentives or benefits being provided by any governmental agency for businesses locating or relocating to the Building.

     D. FIBER OPTIC ACCESS PROVIDERS. Landlord shall allow fiber optic access providers other than NYNEX to provide their services to the Premises at a cost not in excess of that charged NYNEX for the right to provide similar services.

     33. LIMITED SELF HELP RIGHTS. If Landlord fails to repair or maintain the Premises or the Building as required hereunder and such failure materially and adversely affects Tenant's ability to operate its business at the Premises, then Tenant may (but shall not be obligated to), upon ten (10) business days prior notice of such failure to Landlord, make any repairs within the Premises not affecting the Building structure or Building systems, which repairs are reasonably necessary to cure such failure, provided, however, Tenant shall have no right to make such repairs so long as Landlord commences to cure such failure within such ten (10) business day period and is exercising best efforts thereafter to prosecute such cure to completion.

     If Landlord fails to provide any of Landlord's Services during the hours and in the amounts specified in Exhibit C attached hereto, then Tenant may (but shall not be obligated to), upon ten (10) business days prior notice of such failure to Landlord, take such reasonable actions to cause such services or appropriate substitutes thereto to be so provided however, that no such actions may affect the Building structure or Building systems or the exterior of the Premises. Notwithstanding the foregoing, Tenant shall have no right to take such reasonable actions so long as Landlord commences to cure such failure within such ten (10) business day period and is exercising best efforts thereafter to prosecute such cure to completion.

     All sums (plus interest at the Default Rate calculated from the date Tenant incurred such expense) expended by Tenant in connection with the exercise of its remedies set forth in this Section 33 shall be paid by Landlord to Tenant within ten (10) business days of demand therefor. In the event Landlord fails to make such payments within such ten (10) business day period, Tenant shall have the right to offset all sums expended by Tenant hereunder (plus interest at the Default Rate calculated from the date Tenant incurred such expense) against Rent then and thereafter owing to Landlord under this Lease. Tenant's right of setoff contained in this Section 33 shall be in addition to, and not in limitation of, all other rights and remedies available to Tenant in connection with such failures to perform on the part of Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS:                                       LANDLORD:

                                               CROSS POINT LIMITED PARTNERSHIP

                                               By: ONE INDUSTRIAL AVENUE
                                                   CORP., its Operating
                                                   General Partner



___________________________                     By:____________________________
Name:                                              Luis A. Alvarado
                                                   Executive Vice President

WITNESS:                                        TENANT:

                                                DELPHI INTERNET SERVICES
                                                CORPORATION,
                                                a Massachusetts corporation



___________________________                     By:____________________________
Name:                                              Name:
                                                   Title:


___________________________                     By:____________________________
Name:                                              Name:
                                                   Title:

                                   EXHIBIT "A"

                             FLOOR PLANS OF PREMISES


              [See attached floor plans entitled "The Towers Tenant Measurement Plan Tower 1 Floor 5", "The Towers Tenant
              Measurement Plan Tower 1 Floor 6", "The Towers Tenant
            Measurement Plan Tower 2 Floor 5", and "The Towers Tenant
           Measurement Plan Tower 2 Floor 6", each dated May 23, 1994, each prepared by ADD Inc.]

                                   EXHIBIT "B"

                          LEGAL DESCRIPTION OF FEE LAND


     A certain parcel of land situate partly in Lowell and partly in Chelmsford in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Northwesterly by Chelmsford Street seven hundred sixty-one and 07/100 (761.07) feet;

Northerly by the southerly line forming the junction of said Chelmsford Street and Industrial Avenue, one hundred one and 41/100 (101.41) feet;

Northeasterly by the southwesterly line of said Industrial Avenue, eight hundred ninety and 19/100 (890.19) feet;

Southeasterly by land now or formerly of Trustees of the New York, New Haven and Hartford Railroad Company Debtor, twelve hundred ninety-three and 24/100 (1293.24) feet; and

Westerly eleven and 12/100 (11.12) feet;

Northwesterly three hundred twenty-four and 83/100 (324.83) feet;

Northerly eleven and 06/100 (11.06) feet;

Northwesterly one hundred eighty-six and 60/100 (186.60) feet; and

Southwesterly two hundred sixteen (216) feet, by land now or formerly of Massachusetts Electric Company.

All of said boundaries are determined by the Land Court to be located as shown on plan 33375-A, drawn by Dana F. Perkins & Sons Inc., Surveyors, dated July 6, 1964 and October 1965, as modified and approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title No. 14864.

Together with the benefit of all appurtenant rights, easements, covenants, restrictions and reservations of record, if any, insofar as the same are now in force and applicable.

For reference to title see Certificate of Title No. 31319 filed with Middlesex North Registry District of the Land Court.

                                  EXHIBIT "B-1"

                       LEGAL DESCRIPTION OF EASEMENT LAND


(Parkwood Parcel)

     Those two parcels of land with the buildings thereon situated in Lowell in the County of Middlesex and Commonwealth of Massachusetts, bounded and described as follows:

PARCEL "A":

          Northwesterly by the Southeasterly line of Reiss Ave., three hundred seventy-six and 20/100 (376.20) feet:

          Northeasterly Twenty-five (25) feet;

          Southeasterly three hundred (300) feet; and

          Southeasterly again nine hundred six and 40/100 (906.40) feet by Lot
          4;

          Southwesterly three hundred thirteen and 51/100 (313.51) feet;

          Northwesterly one hundred seventy-three and 2/100 (173.02) feet; and

          Southwesterly four hundred twelve and 77/100 (412.77) feet, by land now or formerly of New England Power Co.; and

          Northeasterly by land now or formerly of Joada Realty Corp., six hundred sixty-four and 62/100 (664.62) feet;

          Easterly by the Westerly line of Reiss Ave., forty-two and 12/100 (42.12) feet; and

          Northerly by the end of Reiss Ave., fifty-three and 13/100 (53.13) feet.

          All of said boundaries are determined by the Land Court to be located as shown on subdivisions plan 10641B, which is filed with Certificate of Title No. 17355, the same being compiled from a plan drawn by Dana
          F. Perkins & Sons, Inc., Surveyors, dated April 30, 1970, and additional data on file in the Land Registration Office, all as approved by the Court, and said land is shown as Lot three (3) on said plan.

          Together with the benefit of all appurtenant rights, easements, covenants, restrictions and reservations of record, if any, insofar as the same are now in force and applicable.

          For reference to title see Certificate of Title No. 22535, filed with the Middlesex North Registry District of the Land Court.

PARCEL "B":

          BEGINNING at a point marking the intersection of the southeasterly line of land of the Penn Central Company and the southwesterly line of land taken by the Commonwealth of Massachusetts in connection with the State Highway known as Route 495 and the Lowell Connector, as established by 1958 and 1960 taxings; and thence running by the land last named

          South 59DEG. 05' 36" East 188.58 feet,

          South 44DEG. 05' 16" East 105.37 feet,

          Southerly by a curve to the right (with a radius of 91 feet) an arc distance of 27.31 feet,

          South 00DEG. 24' 41" West 338.13 feet,

          Southwesterly by a curve to the right (with a radius of 91 feet) an arc distance of 72.27 feet and

          South 44DEG. 05' 16" East 50.00 feet to land designated as Lot 4 on Land Court Registration Plan No. 30641B; thence running by the land last named

          South 45DEG. 54' 44" West 100.00 feet to land designated as Lot 3 on said Plan No. 30641B; thence running by the land last named

          South 45DEG. 54' 44" West 172.00 feet,

          Southwesterly by a curve to the left (with a radius of 300 feet) an arc distance of 204.20 feet,

          North 86DEG. 05' 00" West 53.13 feet,

          Northerly by a curve to the right (with a radius of 350 feet) an arc distance of 42.12 feet and

          North 89DEG. 44' 30" West 664.61 feet to the boundary line between the City of Lowell and the Town of Chelmsford; thence running by the line last named

          North 17DEG. 55' 20" West 181.71 feet to said southeasterly line of said land of the Penn Central Company; and thence running by the land last named

          North 56DEG. 03' 05" East 488.54 feet and

          Northeasterly by a curve to the left (with a radius of 2897.93 feet) an arc distance of 460.49 feet to the point and place of beginning.

          Together with the benefit of all appurtenant rights, easements, covenants, restrictions and reservations of record, if any, insofar as the same are now in force and applicable.

          For reference to title see deeds recorded with Middlesex North District Registry of Deeds in Book 2293, Page 293 and Book 2293, Page 296.

(Railroad Parcel)

     A certain parcel of land with the buildings thereon situated partly in Lowell and partly in Chelmsford, Middlesex County, Massachusetts, and bounded and described as follows:

          Beginning at a point located 165.08 feet on a curve to the right having a radius of 4,750.00 feet from sta. 1285-02.50 located on centerline of location, Lowell Secondary Branch, Boston and Main Corporation, thence running on a curve to the left a distance of
          198.85 feet to a point; thence turning and running

          North 57DEG. 09'30" East 1,417.96 feet to a point; thence turning and running on a curve to the left having a radius of 2,831.93 feet a distance of
          466.97 feet to a point; thence turning and running

          South 57DEG. 53'11" East 44.54 feet to a point; thence turning and running

          South 46DEG. 56'05" West 39.74 feet to a point; thence turning and running

          South 57DEG. 53'11" East 23.45 feet to a point; thence turning and running on a curve to the right having a radius of 2,897.33 feet a distance of
          460.49 feet to a point; thence turning and running

          South 57DEG. 09'30" West 982.63 feet to a point; thence turning and running

          South 49DEG. 27'00" East 8.65 feet to a point; thence turning and running

          South 43DEG. 17'30" West 600.00 feet to the point of beginning, be all of said measurements more or less, however, otherwise bounded and described, said parcel containing an area of 2.125 acres in the Town of Chelmsford, and 1.452 acres in the City of Lowell, or a total of 3.577 acres, more or less, and being shown upon plan marked:

                                  "Plan of Land
                                       in
                               LOWELL & CHELMSFORD
                                  MASSACHUSETTS
                            Robert W. Meserve, et al.
                         Trustees of the Property of the
                         Boston and Maine Corporation to
                             Wang Laboratories, Inc.

                         Scale: 1" = 60' August 19, 1980

                        Dana F. Perkins and Assoc., Inc.
                          Civil Engineers and Surveyors
                            Reading - Lowell, Mass."

          recorded with Middlesex North Registry of Deeds in Plan Book 134, Page 70.

          Together with the benefit of all appurtenant rights, easements, covenants, restrictions and reservations of record, if any, insofar as the same are now in force and applicable.

          For reference to title see deed recorded with Middlesex North Registry of Deeds in Book 2490, Page 24.

(Reiss Avenue parcel)

          A certain parcel of land with the buildings thereon situated in Lowell in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

          Northwesterly by the Southeasterly line of Reiss Ave., fifty (50) feet;

          Northeasterly eighty-seven and 75/100 (87.65) feet;

          Southeasterly two hundred seven and 90/100 (207.90) feet and;

          Northwesterly two hundred seventy-five and 50/100 (275.50) feet by Lot 5;

          Southeasterly by curved line by several lines measuring together one thousand one hundred eighty-nine and 93/100 (1189.93) feet;

          Southeasterly again by a curved line three hundred ten and 29/100 (310.29) feet and;

          Southwesterly by two lines measuring together five hundred ninety and 38/100 (590.38) feet by State Highway (Route 495), no access;

          Southwesterly again by land now or formerly of New England Power Company, four hundred forty-four and 73/100 (444.73) feet and;

          Northwesterly nine hundred six and 40/100 (906.40) feet;

          Northwesterly again three hundred (300) feet and;

          Southwesterly twenty-five (25) feet by Lot 3.

          All of said boundaries are determined by the Land Court to be located as shown on subdivision plan 30641-C, which is filed with Certificate of Title No. 20536, the same being compiled from a plan drawn by Dana
          F. Perkins & Sons, Inc., Arthur E. Fosse, Surveyor, dated November 11, 1974 and additional data on file in the Land Registration Office, all as approved by the Court, and said land is shown as Lot six (6) on said plan.

          Together with the benefit of all appurtenant rights, easements, covenants, restrictions and reservations of record, if any, insofar as the same are now in force and applicable.

          For reference to title see Certificate of Title No. 25059 filed with Middlesex North Registry District of the Land Court.

                                   EXHIBIT "C"

                          UTILITIES AND OTHER SERVICES


I. CLEANING

A. Office Area

     Daily: (Monday through Friday, inclusive, holidays excepted).


     1. Empty and clean all waste receptacles and ash trays and remove waste material from the Premises and wash receptacles as necessary.

     2. Sweep and dust mop all uncarpeted areas using a dust-treated mop.

     3. Vacuum all rugs and carpeted areas. At Tenant's request, vacuum cleaners provided by Tenant shall be used for this purpose.

     4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, door ledges, chair rails, and convector tops, within reach, but excluding active work areas.

     5. Wash clean all water fountains.

     6. Remove and dust under all desk equipment and telephones and replace same.

     7. Hand dust all grill work within normal reach.

     8. Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

     Weekly:


     1. Dust exposed coat racks and the like.

     2. Remove all finger marks from private entrance doors, light switches and doorways.

     Quarterly:

     Render high dusting not reached in daily cleaning to include:


     1. Dusting all pictures, frames, charts, graphs and similar wall hangings.

     2. Dusting all vertical surfaces, such as walls, partitions, doors and ducts.

     3. Dusting of all pipes, ducts, and high moldings.

     4. Dusting of all horizontal blinds.

B. Lavatories

     Daily: (Monday through Friday, inclusive, holidays excepted.)


     1. Sweep and damp mop floors.

     2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping and toilet seat hinges.

     3. Wash both sides of all toilet seats.

     4. Wash all basins, bowls and urinals.

     5. Dust and clean all powder room fixtures.

     6. Empty and clean paper towel and sanitary disposal receptacles.

     7. Remove waste paper and refuse.

     8. Refill tissue holders, soap dispensers, towel dispensers, vending sanitary dispensers; materials to be furnished by Landlord.

     9. A sanitizing solution will be used in all lavatory cleaning.

     Monthly:


     1. Machine scrub lavatory floors.

     2. Wash all partitions and tile walls in lavatories.

C. Main Lobby, Elevators, Building Exterior and Corridors

     Daily: (Monday through Friday, inclusive, holidays excepted.)


     1. Sweep and wash all floors.

     2. Wash all rubber mats.

     3. Clean elevators, wash or vacuum floors, wipe down walls and doors.

     4. Spot clean any metal work inside lobby.

     5. Spot clean any metal work surrounding Building Entrance doors.

     Monthly: All resilient tile floors in public areas to be treated equivalent to spray buffing.

D. Window Cleaning

     Windows of exterior walls will be washed three (3) times annually.

E. Common Areas

     Landlord shall keep repaired and maintain all common areas of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition. Snow and ice will be removed from exterior sidewalks, parking areas and curbs and access ways adjoining the Property, as reasonably necessary.

II. HEATING, VENTILATING, AIR-CONDITIONING

     Landlord shall furnish space heating and cooling as normal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupants of the Premises under normal business operation, Monday through Friday, inclusive, from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m., holidays excepted (hereinafter referred to as "Normal Business Hours").

     The HVAC system will be operated during such hours so as to maintain inside conditions as follows:

     A. During the summer, not more than 76 degrees Fahrenheit (plus or minus 2 degrees) and 50% relative humidity when the outside temperature does not exceed 88 degrees Fahrenheit dry bulb and 74 degrees Fahrenheit wet bulb; and

     B. During the winter, not less than 72 degrees Fahrenheit (plus or minus 2 degrees) (no humidity control) when the outside temperature is not less than 9 degrees Fahrenheit dry bulb (no wet bulb).

     The air-conditioning system is based upon an occupancy of not more than one person per 150 square feet or usable floor area, and upon a combined lighting and standard electrical load not to exceed 7 watts per square foot of usable floor area. If Tenant exceeds this condition or introduces into the Premises equipment which overloads the system, and/or in any other way causes the system not adequately to perform their proper functions, and the system is damaged thereby, Landlord shall give notice thereof to Tenant and Tenant shall pay the reasonable cost of repairing such damage (within ten (10) business days of receipt of invoice therefor) and Tenant shall immediately cease the act or omission causing such damage; provided, however, that if Landlord agrees that the system may be supplemented to prevent the recurrence of the problem, Landlord shall give notice thereof to Tenant, and Tenant may elect to have such supplemental work performed, at Tenant's sole cost and expense, by notice to Landlord within 30 days of receipt of Landlord's notice.

III. WATER

     Cold water at temperatures supplied by the City of Lowell water mains for lavatory, toilet and other approved purposes (incuding any kitchenettes shown on Tenant's Plans, as defined in Exhibit "E", and any other kitchenettes approved by Landlord) and hot water for lavatory purposes only from regular Building supply at prevailing temperatures; provided, however, if Tenant requires, uses or consumes water for any purpose (E.G., kitchen purposes, shower facilities, etc.) other than lavatory and toilet purposes, Landlord may, at Tenant's sole cost and expense, install a meter or meters to measure the water so supplied, in which case Tenant shall, upon Landlord's request, reimburse Landlord for the cost of the water (including heating and cooling thereof) consumed in such areas and the sewer use charges resulting therefrom to the extent that such cost and charges exceed the cost of water consumed and sewer use charges for normal office usage.

IV. ELEVATORS

     Landlord shall provide freight and passenger elevator service; provided, however, that (i) Landlord shall, from time to time, have the right to remove elevators from service as may be required for servicing or maintaining the elevators or the Building or removing freight (but Landlord agrees that there shall be at least one (1) passenger elevator and at least one (1) freight elevator servicing each of Tower 1 and Tower 2 at all times), (ii) the freight elevators shall be available on a first come, first serve basis, and (iii) Landlord may charge an additional charge for use of the freight elevators during non-Normal Business Hours if Landlord is required by Governmental Requirement or union obligations to have an operator operate such elevators during such hours.

V. ELECTRICAL SERVICE

     Landlord shall furnish electric energy in accordance with base Building electrical capacity limits and load limits of 10 watts per square foot, exclusive of HVAC.

VI. BUILDING SECURITY

     Landlord shall provide a security system for all portions of the Building excluding the Premises. Landlord shall provide at least two (2) security guards in the Building during Normal

Business Hours and at least one (1) roving security guard during all other hours. Tenant shall have access to the Premises only through an entrance or entrances designated by Landlord from time to time on a 24 hours per day, 7 days per week basis. Access to the Premises during the hours from 6:00 p.m. to 8:00 a.m. on Mondays through and including Fridays, and during all hours on legal holidays and on Saturdays and Sundays shall be through the use of an electronic card pass key system (or such similar type of system that Landlord may implement from time to time). Landlord shall provide to Tenant, at no cost to Tenant, 450 access security cards. At Tenant's request, Landlord shall provide to Tenant any amount of access security cards in excess of 450 cards, provided that Tenant shall pay to Landlord $5.00 per card for each card in excess of 450 cards provided to Tenant. Tenant shall be solely responsible for all security within the Premises.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS



     1. Tenant shall not make any room-to-room canvas to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily included within Tenant's use of the Premises as specified in the Lease.

     2. Tenant shall not make any use of the Premises which may be dangerous to person or property or which shall increase the cost of insurance or require additional insurance coverage.

     3. Tenant shall not paint, display, inscribe or affix any sign, picture, advertisement, notice, lettering or direction or install any lights on any part of the outside or inside of the Building, other than the Premises, and then not on any part of the inside of the Premises which can be seen from outside the Premises, except as approved by Landlord in writing.

     4. Tenant shall not use the name of the Building in advertising or other publicity, except as the address of its business, and shall not use pictures of the Building in advertising or publicity.

     5. Tenant shall not obstruct or place objects on or in sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any open common space which would be unsightly from the Building corridors or from the exterior of the Building.

     6. Bicycles shall not be permitted in the Building other than in a location designated by Landlord.

     7. Tenant shall not allow any animals, other than seeing eye dogs, in the Premises or the Building.

     8. Tenant shall not disturb other tenants or make excessive noises, cause disturbances, create excessive vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit excessive sound waves or are dangerous to other tenants of the Building or that would interfere with the operation of any devise or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices outside of the Building or the Premises.

     9. Tenant shall not waste electricity or water and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning systems, and shall refrain from attempting to adjust any controls except for the thermostats within the Premises. Tenant shall keep all doors to the Premises closed.

     10. Unless Tenant installs new doors to the Premises, Landlord shall furnish two (2) sets of keys for all doors to the Premises at the commencement of the Term. Tenant shall furnish Landlord with duplicate keys for any new or additional locks on doors installed by Tenant. When the Lease is terminated, Tenant shall deliver all keys to Landlord and will provide to Landlord the means of opening any safes, cabinets or vaults left in the Premises.

     11. Tenant shall not install any signal, communication, alarm or other utility or service system or equipment without the prior written consent of Landlord.

     12. Tenant shall not use any draperies or other window coverings instead of or in addition to the Building standard window coverings designated and approved by Landlord for exclusive use throughout the Building.

     13. Landlord may require that all persons who enter or leave the Building identify themselves to watchmen, by registration or otherwise. Landlord, however, shall have no responsibility or liability for any theft, robbery or other crime in the Building. Tenant shall assume full responsibility for protecting the Premises, including keeping all doors to the Premises locked after the close of business.

     14. Tenant shall not overload floors; and Tenant shall obtain Landlord's prior written approval as to size, maximum weight, routing and location of business machines, safes, and heavy objects. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

     15. In no event shall Tenant bring into the Building inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or firearms or any other articles of an intrinsically dangerous nature.

     16. Furniture, equipment and other large articles may be brought unto the Building only at the time and in the manner designated by Landlord. Tenant shall furnish Landlord with a list of furniture, equipment and other large articles which are to be removed from the Building, and Landlord may require permits before allowing anything to be moved in or out of the Building. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

     17. No person or contractor, unless approved in advance by Landlord, shall be employed to do janitorial work, interior window washing, cleaning, decorating or similar services in the Premises.

     18. Tenant shall not use the Premises for lodging, cooking (except for microwave reheating and coffee makers) or manufacturing or selling any alcoholic beverages or for any illegal purposes.

     19. Tenant shall cooperate and participate in all reasonable security programs affecting the Building.

     20. Tenant shall not loiter, eat, drink, sit or lie in the lobby or other public areas in the Building. Tenant shall not go onto the roof of the Building or any other non-public areas of the Building (except the Premises), and Landlord reserves all rights to control the public and non-public areas of the Building. In no event shall Tenant have access to any electrical, telephone, plumbing or other mechanical closets without Landlord's prior written consent.

     21. Tenant shall not use the freight or passenger elevators, loading docks or receiving areas of the Building except in accordance with regulations for their use established by Landlord.

     22. Tenant shall not dispose of any foreign substances in the toilets, urinals, sinks or other washroom facilities, nor shall Tenant permit such items to be used other than for their intended purposes; and Tenant shall be liable for all damage as a result of a violation of this rule.

     23. If Tenant designates non-smoking areas in the Premises, Tenant shall also designate sufficient smoking areas in the Premises for its employees, and in no event shall Tenant allow its employees to use the public areas of the Building as smoking areas.

                                   EXHIBIT "E"

                        TENANT IMPROVEMENT WORK AGREEMENT


     This Agreement is made and entered into as of the 28th day of April, 1995 by and between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter called "Landlord"), and DELPHI INTERNET SERVICES CORPORATION, a Massachusetts corporation (hereinafter called "Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the date hereof (hereinafter called the "Lease"), for the entire fifth and sixth floors of Tower 1 and the entire fifth and sixth floors of Tower 2 of the building (the "Building") located at 900 Chelmsford Street, Lowell, Massachusetts containing approximately 114,762 rentable square feet of floor area as shown on Exhibit "A" of the Lease (hereinafter called the "Premises"); and,

     WHEREAS, certain tenant improvement work is to be completed upon the Premises; and,

     WHEREAS, the purpose of this Agreement is to set forth the relative rights and obligations of Landlord and Tenant with respect to final working drawings and the construction and installation of certain tenant improvements upon the Premises.

     NOW, THEREFORE, for and in consideration of the agreement to lease the Premises, pay rent, and the mutual covenants contained herein and in the Lease, the parties agree as follows:

          1. INCORPORATION OF LEASE: The Lease is hereby incorporated by reference into this Agreement, as if set forth in full herein.

          2. TENANT'S PLANS: Tenant shall provide to Landlord for its approval final drawings, prepared by an architect that has been approved by Landlord (which approval shall not be unreasonably withheld), of all initial improvements that Tenant proposes to have installed in the Premises; such drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for in this Agreement, in accordance with all applicable governmental laws, codes, rules and regulations. Landlord shall approve or disapprove such drawings within ten (10) days of their receipt by Landlord. If Landlord disapproves such drawings, Landlord shall specify the reasons for such disapproval in reasonable particularity, and Tenant shall make conforming revisions thereto and resubmit such drawings to Landlord for re-review in accordance with the same procedure set forth above, except that Landlord must complete its review and notify Tenant of its approval or disapproval of such revised drawings within five (5) days of their receipt by Landlord. Landlord and Tenant shall initial the drawings after the same have been finally approved by Landlord. If Landlord fails to give Tenant notice as aforesaid either approving or disapproving Tenant's initial drawings or resubmitted drawings within the time periods specified above, Landlord shall be deemed to have approved such initial drawings or resubmitted drawings, as applicable. Landlord's approval of Tenant's drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable Governmental Requirements, (b) such drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated by Landlord for the construction of tenant improvements in the Building. As used herein, "Tenant's Plans" shall mean the final drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Improvements" shall mean all improvements to be constructed in accordance with and as indicated on Tenant's Plans. Approval by Landlord of Tenant's Plans shall not be a representation or warranty of Landlord that Tenant's Plans are adequate for any use, purpose, or condition, or that Tenant's Plans comply with any applicable law or code, but shall merely be the consent of Landlord to Tenant's Plans. All changes (except for minor modifications) in Tenant's Plans must receive the prior written approval of Landlord in accordance with the provisions above with respect to the initial approval of Tenant's Plans. Tenant shall pay the entire cost of preparation of Tenant's Plans including any changes thereto. Landlord shall provide to Tenant an allowance ("the Plans Allowance") for the preparation of Tenant's Plans in the amount of $17,214.30. Landlord shall reimburse Tenant for its cost of preparation of Tenant's Plans in an amount not to exceed the Plans Allowance. Landlord shall so reimburse Tenant within thirty (30) days of receipt by Landlord of a detailed itemization of Tenant's cost of preparation of Tenant's Plans.

          3. CONSTRUCTION OF THE IMPROVEMENTS: (a) Tenant (and its agents, contractors and employees) shall have the right to enter the Premises prior to the Commencement Date to undertake the construction of the Improvements. The Improvements shall be constructed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord hereby approves John Moriarity as a general contractor for the construction of the Improvements. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance reasonably satisfactory to Landlord must be received by Landlord before the work is commenced. The Improvements shall be constructed in a good and workmanlike manner that is free of defects and is in substantial conformance with Tenant's Plans, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants of the Building. All contractors and subcontractors of Tenant shall contact Landlord and schedule time periods during which they may use Building facilities in connection with their work (E.G., elevators, excess electricity, etc.). Landlord may inspect the Improvements at any time during the construction thereof, provided that Landlord conduct such inspections so as to minimize interference with such construction work. Landlord agrees to cooperate with Tenant in its construction of the Improvements in such manner as Tenant may reasonably request (including, without limitation, making available the loading docks and service elevators at such times as Tenant may reasonably request). Landlord agrees that Tenant shall not be charged a fee for Landlord's supervision of Tenant's construction of the Improvements or for Tenant's use of the Building elevators in connection therewith, but Landlord may impose a reasonable charge for any excessive or special usage by Tenant of any Building services or systems. Except as otherwise provided herein, the work performed by or on behalf of Tenant pursuant to this Agreement shall be subject to the requirements and conditions set forth in Section 9 of the Lease.

          (b) Except as otherwise provided in this Agreement or in Exhibit "F" of the Lease, Tenant shall bear the entire cost of performing the above-described work, including, without limitation, costs of construction labor and materials, costs of electrical and other utilities usage during such construction, and costs of additional janitorial services in connection with the construction of such work.

          (c) Before Tenant shall have the right to occupy the Premises to conduct its business therein, Tenant shall, at its sole cost and expense, obtain and deliver to Landlord a valid certificate of occupancy from the City of Lowell with respect to Tenant's construction of the Improvements and Tenant's permitted use of the Premises. Landlord shall use best efforts to assist Tenant in obtaining such certificate of occupancy. If

               Tenant is unable to obtain such certificate of occupancy due to a condition or conditions existing in the Building outside of the Premises and, therefore, outside the control of Tenant, Landlord shall use best efforts to rectify such condition or conditions at no cost to Tenant.

          4. OTHER TENANT IMPROVEMENTS TO PREMISES: Notwithstanding anything in this Agreement or the Lease to the contrary, Tenant shall have the right to, at its sole cost and expense, make make any or all of the following alterations, improvements or additions (collectively, the "Additional Improvements") either before or after the Commencement Date, subject to the conditions set forth in this Paragraph 4:

          (a) Tenant shall have the right to alter the fifth and sixth floors of Tower 1 of the Building so as to construct one (1) or more internal staircases between such floors and within the Premises. Such alterations shall be subject to all of the requirements and conditions of Section 9 of the Lease. The location of such staircases shall be mutually agreed upon by Landlord and Tenant. Notwithstanding any other provision of the Lease or this Agreement to the contrary, prior to the expiration or earlier termination of the Lease, Tenant shall remove such staircases and restore those portions of the fifth and sixth floors of Tower 1 of the Building that were altered by Tenant's construction of such staircases to the same condition they were in prior to the construction of such staircases. At Landlord's option, Landlord may perform such removal and restoration work, and Tenant shall promptly reimburse Landlord for its actual and reasonable costs in connection with such work. Notwithstanding the foregoing provisions of this paragraph or anything else in this Agreement or the Lease to the contrary, if the Lease terminates on or prior to the tenth anniversary of the Commencement Date for any reason other than because of a Default by Tenant under the Lease or as a result of Tenant exercising its rights to terminate the Lease pursuant to Section 29 thereof or if the Lease expires or terminates after the tenth anniversary of the Commencement Date for any reason, then Tenant shall have no obligation to so remove one (1) of such staircases and shall have no obligation to so restore those portions of the fifth and sixth floors of Tower 1 of the Building that were altered by Tenant's construction of such one (1) staircase, but such one (1)staircase shall be left in place at the expiration or earlier termination of the Lease.

          (b) Tenant shall have the right to remove a portion of the floor separating the fifth and sixth floors of Tower 2 of the Building, provided that the size of the portion of the floor so removed and the location of the portion of the floor so removed shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld or delayed. Such removal work shall be subject to all of the requirements and conditions of Section 9 of the Lease. In addition, Tenant shall have the right to alter the fifth and sixth floors of Tower 2 of the Building so as to construct ONE (1) internal staircase between such floors and within the Premises. Such alterations shall be subject to all of the requirements and conditions of
               Section 9 of this Lease, The location of such staircase shall be mutually agreed upon by Landlord and Tenant. Notwithstanding any other provision of the Lease or this Agreement to the contrary, prior to the expiration or earlier termination of the Lease, Tenant shall restore those portions of the fifth and sixth floors of Tower 2 of the Building that were altered by Tenant's removal of such floor and by Tenant's construction of such staircase to the same condition they were in prior to the removal of such floor. At Landlord's option, Landlord may perform such restoration work and Tenant shall promptly reimburse Landlord for its actual and reasonable costs in connection with such work.

          (c) If Tenant adds to the Premises additional floors in the Building pursuant to either Section 27 or 28 hereof, Tenant shall have the right to perform such alterations within the Premises so as to construct one (1) internal staircase between such additional floor(s) and any existing floor in the Premises or any other of such additional floor(s), as appropriate. Such alterations shall be subject to all of the requirements of Section 9 of the Lease. The location of such staircase(s) shall be mutually agreed upon by Landlord and Tenant. Notwithstanding any other provision of the Lease or this Agreement to the contrary, prior to the expiration or earlier termination of the Lease, Tenant shall remove such staircase(s) and restore those portions of the Premises that were altered by Tenant's construction of such staircase(s) to the same condition they were in prior to the construction of such staircase(s). At Landlord's option, Landlord may perform such removal and restoration work, and Tenant shall promptly reimburse Landlord for its actual and reasonable costs in connection with such work.

          (d) Tenant shall have the right to install a raised floor within any portion of the Premises and/or may install within reasonable proximity of the computer room located on the sixth floor of Tower 2 of the Building an uninterruptible power supply and batteries associated therewith ("UPS"). Such installation work shall be subject to all of the requirements and conditions of
               Section 9 of the Lease. Tenant shall
               promptly reimburse Tenant for any costs incurred by Landlord in connection with reinforcing the floor in such computer room if required as a result of the installation of such raised floor or such UPS. Tenant shall have the right to connect the UPS to the electrical system servicing the Premises and maintain such connection throughout the Term.

          (e) Tenant shall have the right to replace the existing sprinkler system within the computer room located on the sixth floor of Tower 2 of the Building. Such replacement work shall be subject to all of the requirements and conditions set forth in Section 9 of the Lease.

          (f) Tenant shall have the right to install two (2) electric generators having a capacity of not more than 600 kilowatts each in a location to be mutually agreed to by Landlord and Tenant and may install two (2) above-ground diesel fuel storage tanks having a capacity of not more than 500 gallons each in a location to be mutually agreed to by Landlord and Tenant. Such installations shall be subject to all of the requirements and conditions set forth in Section 9 of the Lease. Tenant shall be responsible throughout the Term for the maintenance of such electric generator and such diesel fuel storage tank and agrees that Landlord shall have no obligations in connection with the installation, maintenance, repair and/or replacement of such electric generator and/or diesel fuel storage tank. Notwithstanding any other provision of this Agreement or the Lease to the contrary, prior to the expiration or earlier termination of the Lease, Tenant shall remove such electric generator and diesel fuel storage tank from the Property and shall repair any damage caused by such removal, or at Landlord's option, shall leave such electric generator and/or diesel fuel storage tank in place. Tenant shall have the right to connect the generators to the electrical system servicing the Premises.

          (g) Tenant shall have the right to install risers and conduits from the appropriate Building utility connections to the telephone rooms within the Premises subject to such reasonable restrictions imposed by Landlord with respect to the location, size, etc. of such risErs and conduits. Such Installations shall be subject to all of the requirements and conditions set forth in Section 9 of the Lease.

          5.   MISCELLANEOUS:

               a. DEFINITIONS. The definitions set forth in the Lease shall apply throughout this Agreement.

               b. HEADINGS. The headings contained in this Agreement are for convenience only.

               c. ELECTION OF LAW. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

WITNESS:                                       LANDLORD:

                                               CROSS POINT LIMITED PARTNERSHIP
                                               By: ONE INDUSTRIAL AVENUE CORP.,
_______________________________                its Operating General Partner
Name:


                                               By: ____________________________
                                                   Luis A. Alvarado
                                                   Executive Vice President

                                               TENANT:

                                               DELPHI INTERNET SERVICES
                                               CORPORATION,
                                               a Massachusetts corporation


______________________________                 By: ____________________________
Name:                                              Name:
                                                   Title:



______________________________                 By: ____________________________
Name:                                              Name:
                                                   Title:

                                   EXHIBIT "F"

                       LANDLORD'S CONSTRUCTION OBLIGATIONS



     1. On or prior to the Commencement Date, Landlord shall provide to Tenant, at no cost to Tenant except as provided below, for use in the Premises adequate demountable partitioning in order to construct the following: two (2) 300 usable square foot conference rooms; two (2) 200 usable square foot conference rooms; one (1) 600 usable square foot conference room; one (1) 800 usable square foot conference room; and three (3) 450 usable square foot training rooms. Tenant acknowledges that such partitioning is being provided by Landlord to Tenant on a temporary basis only and shall be returned to Landlord in its same condition as when provided (reasonable wear and tear only excepted) no later than November 30, 1995. If Tenant does not return all such partitioning to Landlord by such date, Tenant shall purchase from Landlord the portion of such partitioning not returned to Landlord by such date at price of $10.00 per linear foot of partitioning. Any amounts owed by Tenant to Landlord pursuant to the provisions of this paragraph shall be considered "Rent" as defined in Section 2.A(vi) of the Lease.

     2. On or prior to the Commencement Date, Landlord shall provide to Tenant, at no cost to Tenant except as provided below, not more than one hundred (100) "workstations." Notwithstanding any of foregoing to the contrary, Landlord shall have no obligation to provide to Tenant any workstations unless and until Tenant notifies Landlord how many workstations not to exceed one hundred (100) that Tenant desires. Tenant shall pay to Landlord an amount per workstation to be mutually agreed upon by Landlord and Tenant for each workstation in excess of fifty (50) that Landlord provides to Tenant. Tenant shall return the workstations to Landlord not later than November 30, 1995. The workstations shall be returned to Landlord in their same condition as when provided to Tenant, reasonable wear and tear only excepted. Tenant shall pay all costs of installation and subsequent removal of the work stations; provided, however, that Landlord shall reimburse Tenant in an amount not to exceed $10,000.00 for costs incurred by Tenant in connection with wiring the workstations. Such reimbursement shall be paid by Landlord within thirty (30) days of receipt of a detailed itemization of such costs. The portion of the Premises where Tenant shall locate the workstations is herein referred to as the "Temporary Area". Landlord shall provide to Tenant, upon request thereof by Tenant and at no cost to Tenant except as set forth below, demountable partitioning adequate to separate the Temporary Area from the remainder of the Premises. Tenant acknowledges that such partitioning is being provided by Landlord to Tenant on a temporary basis only and shall be returned to Landlord in its same condition as when provided (reasonable wear and tear only excepted) not later than November 30, 1995. If Tenant does not return all such partitioning to Landlord by such date, Tenant shall purchase such partitioning not returned to Landlord by such date at the price of $10.00 per linear foot of partitioning. Any amounts owed by Tenant to Landlord pursuant to the provisions of this paragraph shall be considered "Rent" as defined in Section 2.A(vi) of the Lease.

     3. Notwithstanding anything in Section 9 of the Lease to the contrary, Landlord shall be responsible for any and alterations to the existing restrooms within the Premises required to bring the same into compliance with the ADA and the accessibility standards (as defined in Section 9.A of the Lease).

     4. Landlord agrees to use best efforts to substantially complete the following described work on or prior to the dates indicated below:

          (a) Construction of a day care center to be located in the Building by July 31, 1995;

          (b) Construction of a fitness center to be located in the Building by October 31, 1995;

          (c) Renovation of the main lobbies in Towers 1 and 2 of the Building by May 14, 1996;

          (d) Demolition of the "Parkwood Building" by September 30, 1995; and

          (e) Renovation of the Parking Lot (as defined in Section 24 of the Lease) by May 31, 1996.

     Notwithstanding anything to the contrary contained in the Lease, if Landlord does not substantially complete each of the five (5) items of work described in this paragraph 4 within eighteen (18) months of the Commencement Date then Annual Base Rent shall be reduced to the rate of $3.00 per rentable square foot for the period from the end of such eighteen (18) month period to the date on which all such work is substantially completed. Each of the five (5) items of work described in this paragraph 4 shall be deemed substantially complete on the first day as of which either (i) Landlord has received a certificate of occupancy from the City of Lowell with respect to completion of such item of work or (ii) such item of work has been completed except for so-called "punch list" items. Notwithstanding the foregoing provisions of this paragraph, Annual Base Rent shall not be reduced as provided in the first sentence of this paragraph if Landlord otherwise substantially completes items
(c), (d) and (e) above but is effectively prohibited from completing item (a) or item (b) above because of any Government Requirement or because of any restrictions imposed by any governmental authority.

                                   EXHIBIT "G"

                        TAX AGREEMENT WITH CITY OF LOWELL

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (this "First Amendment") is hereby entered into as of the 17th day of May, 1995 by and between Cross Point Limited Partnership, a Massachusetts limited partnership having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Landlord"), and Delphi Internet Services Corporation, a Massachusetts corporation having an address at 1030 Massachusetts Avenue, Cambridge, Massachusetts 02138 ("Tenant").

     WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated as of April 28, 1995, by which Landlord leased to Tenant the entire fifth and sixth floors of Tower 1 and the entire fifth and sixth floors of Tower 2 of the building (the "Building") known and numbered as 900 Chelmsford Street, Lowell, Massachusetts (collectively, the "Premises").

     WHEREAS, Tenant has requested and Landlord has agreed to provide certain temporary space in the Building to be used by tenant for the purposes permitted under the Lease.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

     1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the entire fourth floor of Tower 3 of the Building containing approximately 33,838 rentable square feet of floor area, as shown on the floor plan attached hereto as Exhibit A and incorporated herein (the "Additional Premises"), upon all of the same terms and conditions set forth in the Lease except as otherwise provided in this First Amendment, for a term commencing on June 1, 1995 (the "Additional Premises Commencement Date") and expiring on November 30, 1995, unless earlier terminated as provided in the Lease or this First Amendment (the "Additional Premises Term").

     2. Tenant shall pay rent for the Additional Premises at the monthly rate of $16,919.00 (the "Additional Premises Rent"). Tenant shall have no obligation to pay any Adjustment Rent (as defined in Section 2.B of the Lease) with respect to the Additional Premises, but Tenant shall be obligated to pay all of Landlord's actual charges for Tenant's electrical energy usage within the Additional Premises during the Additional Term as provided in the second paragraph of
Section 5.A of the Lease and all of Landlord's reasonable charges for cleaning the Additional Premises (in accordance with Paragraphs I.A and I.B of Exhibit "C" of the Lease).

     3. Tenant hereby accepts the Additional Premises in their "as-is" condition, and Landlord shall have no obligation to perform any work therein and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein. Tenant acknowledges that there is certain office furniture presently in the Additional Premises. Tenant shall have the right to use such office furniture during the Additional Premises Term and such office furniture shall be left in the Additional Premises at the end of the Additional Premises Term in the same condition such office furniture is in on the Additional Premises Commencement Date, reasonable wear and tear only excepted.

     4. On and after the Additional Premises Commencement Date and throughout the Additional Premises Term, the term "Premises" wherever it appears in the Lease shall include the Additional Premises.

     5. Notwithstanding anything herein to the contrary, Tenant may, by written notice to Landlord, at any time during the Additional Premises Term, terminate the Additional Premises Term and, therefore, the rights granted hereunder to Tenant with respect to the Additional Premises, in which event this First Amendment and the Additional Premises Term shall terminate thirty (30) days after Landlord's receipt of such termination notice.

     6. At the expiration or earlier termination of the Additional Premises Term, Tenant shall yield up the additional Premises in accordance with Section 15 of the Lease. If Tenant retains possession of the Additional Premises after the expiration or earlier termination of the Additional Premises term, then the provisions of Section 17 of the Lease shall apply to such holding over.

     7. In all other respects, Landlord and Tenant hereby reaffirm all, of the covenants, agreements, terms, conditions and other provisions of the Lease except as modified hereby, and the Lease is hereby incorporated in full herein by reference.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as a sealed instrument as of the date first above written.

                                            LANDLORD:

WITNESS:                                    CROSS POINT LIMITED PARTNERSHIP

                                            By: ONE INDUSTRIAL AVENUE CORP.,
                                             its Operating General Partner



_____________________________               By:_________________________________
Name:                                          Luis A. Alvarado,
                                               Executive Vice President

                                            TENANT:

                                            DELPHI INTERNET SERVICES
                                            CORPORATION


________________________                    By:________________________________
Name:                                          Name:
                                               Title:

                                    EXHIBIT A

                        FLOOR PLAN OF ADDITIONAL PREMISES

                                    EXHIBIT B

                        FLOOR PLANS OF SUBLEASED PREMISES

                  (See attached floor plans entitled "The Towers Tenant Measurement Plan Tower 1 Floor 5" and "The Towers Tenant Measurement Plan Tower 1 Floor 6", each dated May 23, 1994, each prepared by ADD Inc.)

                                    EXHIBIT C

          The only means of access to and egress from the TELCO/LAN Room shall be by usage of the lobby door of the Premises located on the sixth floor of Tower 2 of the Building, the hallway adjacent to the stairwell on such sixth floor and the interconnecting hallway from the point of such interconnection to and through the secure door to the TELCO/LAN Room.

                                    EXHIBIT D

                               TRI-PARTY AGREEMENT



     This Tri-Party Agreement is made and entered into as of the ____ day of July, 1996 by and between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address of 900 Chelmsford Street, Lowell, Massachusetts 01851 (the "Landlord"), iGUIDE, INC., a Massachusetts corporation ("Sublessor") having an address of 620 Avenue of the Americas, New York, New York 10011 and ZIPCALL, LLC, a Connecticut limited liability company having an address of 40 Woodland Street, Hartford, Connecticut 06105 ("Sublessee").


                              W I T N E S S E T H :

     WHEREAS, the Landlord, as landlord, and Sublessor, under its former name of DELPHI INTERNET SERVICES CORPORATION, as tenant, entered into a Lease dated as of April 28, 1995, and First Amendment to Lease dated as of May 17, 1995 (collectively, the "Lease"), whereby Landlord, INTER ALIA, leased to Sublessor the entire fifth (5th) and sixth (6th) floors of Tower 1 and the entire fifth
(5th) and sixth (6th) floors of Tower 2 (collectively, the "Premises") of the building located at 900 Chelmsford Street, Lowell, Massachusetts (the "Building") together with other rights and benefits as more particularly described in the Lease, upon the terms and conditions contained. All capitalized terms used herein shall have the same meaning ascribed to them in the Lease unless otherwise defined herein;

     WHEREAS, Sublessor and Sublessee have simultaneously herewith entered into an Agreement of Sublease and License Agreement (the `Sublease") to which a copy of this Tri-Party Agreement is attached as Exhibit D and made a part hereof relating, INTER ALIA, to the sublease by the Sublessee of that portion of the Premises consisting of the entire fifth (5th) and sixth (6th) floors of Tower 1 of the Building (collectively, the "Subleased Space") together with the use by Sublessee of certain parking spaces at the Property as set forth in Section 31(a) of the Sublease ; and the grant of the right by Sublessor to the Sublessee to share the use of certain equipment, facilities, and apparatus located in a portion of the 6th floor of Tower 2 of the Building (the "Tower 2 Space");

     WHEREAS, Sublessor and Sublessee wish to modify and/or supplement certain terms of the Sublease; and

     WHEREAS, the Landlord and Sublessor wish to modify and/or supplement certain terms of the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     1. LANDLORD CONSENT: Landlord hereby consents to (i) the sublease of the Subleased Space by the Sublessor to the Sublessee in accordance with the terms and provisions of the Sublease; (ii) the grant of the use of parking spaces at the Property by the Sublessor to the Sublessee as set forth in Section 31(a) of the Sublease, together with the Sublessee's use of the shuttle bus service for the transport of Sublessee's employees from the Parking Lot to the

Building as set forth in Section 31(a) of the Sublease, the use by Sublessee's employees of the Visitor Parking Spaces as described under Section 24 of the Lease, and the Sublessee's use of one (1) van provided by Landlord, at Landlord's cost and expense, and located within the parking lot in close proximity to the Building; (iii) the grant of a license by the Sublessor to the Sublessee with respect to the use of the Tower 2 Space in accordance with the terms and provisions of the Sublease; (iv) the grant by the Sublessor to the Sublessee of Sublessor's rights to auditorium usage for one-half of the number of times allotted to Sublessor in Section 32A of the Lease; and (v) the use by the Sublessee of an electrical generator installed by the Sublessor outside the Building as described in Section 32 of the Sublease. In addition, Landlord consents to the Sublessee's purchase of said electrical generator from the Sublessor provided that the Sublessee has the financial capability to maintain the electrical generator at the time of said acquisition. Landlord hereby waives any and all rights to (i) terminate the Lease as a result of the Sublessor and Sublessee entering into the Sublease; and (ii) recapture the Subleased Space and the Tower 2 Space as a result of the Sublessor and Sublessee entering into the Sublease. The parties hereto, however, agree that:

     (a) Except as otherwise provided in this Tri-Party Agreement, (i) the Lease, Sublease and the Tri-Party Agreement shall not be deemed to grant to Sublessee any other rights whatsoever against Landlord, and
          (ii) Sublessee hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights solely granted to Sublessee by only the Sublessor under the Sublease shall be solely against Sublessor.

     (b) Sublessor shall be and remain liable and responsible for the due keeping, performance and observance of all the covenants, agreements, terms, provisions and conditions set forth in the Lease on the part of Sublessor to be kept, performed and observed and for the payment of Rent and all other sums now and/or hereafter becoming payable thereunder.

     (c) Nothing in this Tri-Party Agreement shall be construed as a consent by Landlord to or as permitting, any other or further assignment of the Lease or subleasing of the Premises by either Sublessor or Sublessee.

     (d) Sublessor and Sublessee represent that both parties have not dealt with any real estate agent or broker in connection with the Sublease or this Tri-Party Agreement, and each party agrees to indemnify and hold Landlord harmless from and against any claims, liabilities, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for a commission by any broker or agent that may arise in connection with the Sublease or this Tri-Party Agreement by virtue or a breach of their foregoing representation.

     (e) Sublessorand Sublessee agree that (i) a copy of this Tri-Party Agreement is attached as Exhibit D to a fully executed copy of the Sublease ; and (ii) Landlord is not a party to the Sublease and is not bound by the provisions thereof except as otherwise expressly consented and/or agreed to by the Landlord in this Tri-Party Agreement.

     (f) Sublessor and Sublessee agree that the Sublease shall not be amended or modified in any material respect regarding the Subleased Space without the prior written consent of the Landlord. Landlord agrees that Landlord shall not unreasonably withhold or delay its consent to such amendment or modification.

     (g) Except as otherwise expressly provided in this Tri-Party Agreement, this Tri-Party Agreement shall not be construed as a consent to, or approval or satisfaction by Landlord of any of the provisions of the Sublease.

     2. LANDLORD AND SUBLESSOR REPRESENTATIONS:

     (a) The Landlord hereby represents and certifies to the Sublessee and the Sublessor as follows:


          (i) As of the date hereof, except as expressly modified and/or supplemented by this Tri-Party Agreement, the Lease has not been amended, modified, or assigned by or with the consent of the Landlord and the Lease is now in full force and effect in accordance with the terms and conditions contained in the Lease. As of the date hereof, the Lease, as expressly modified and/or supplemented by this Tri-Party Agreement, constitutes the entire agreement by and between the Landlord and the Sublessor with respect to the Property;

          (ii) To the best of the Landlord's knowledge, no default or breach of the Tenant's obligations exist under the Lease and the Tenant has performed all of its obligations, agreements and covenants to be performed by Sublessor under the Lease as of the date hereof. As of the date hereof, the Landlord holds no claims against the Sublessor nor has Landlord expended any sums on behalf of Sublessor which are to be reimbursed by the Sublessor;

          (iii) All work that has been completed and performed by Sublessor with respect to the Subleased Space has been completed to the satisfaction of Landlord; and

          (iv) No improvements, additions, alterations and renovations to the Subleased Space are hereafter required to be performed by the Sublessor under the Lease with respect to the Subleased Space except in connection with Sublessor's obligations under Section 3, Section 8, Section 9 and Section 15 of the Lease and Section 4(a) of Exhibit E of the Lease.

     (b) Sublessor hereby represents and certifies to Landlord and Sublessee as follows:

          (i) As of the date hereof, except as expressly modified and/or supplemented by this Tri-Party Agreement, the Lease has not been amended or modified and is now in full force and effect in accordance with the terms and conditions contained in the Lease. The Lease, as expressly modified and/or supplemented by this Tri-Party Agreement, constitutes the entire agreement by and between Landlord and Sublessor with respect to the Property.

          (ii) To the best of Sublessor's knowledge, no default or breach of Landlord's obligations exists under the Lease and Landlord has performed all of its obligations, agreements and covenants to be performed by Landlord under the Lease.

          (iii) Sublessor holds no claims against Landlord nor has Sublessor expended any sums on behalf of Landlord which are to be reimbursed by Landlord.

          (iv) No compensation or consideration of any kind other than as set forth in the Sublease has been, or will be, paid by Sublessee to Sublessor in connection with the Sublease or this Tri-Party Agreement.

          (v) Pursuant to Paragraph 4 of Exhibit "F" of the Lease, the Landlord has agreed to use best efforts to substantially complete the work described in subparagraphs (a), (b), (c), (d) and (e) of such Paragraph 4 of Exhibit "F" of the Lease, on or prior to the dates set forth in such subparagraphs. The Sublessor hereby acknowledges and agrees that the Landlord has "substantially completed" (as such phrase is defined in the second paragraph of Paragraph 4 of Exhibit "F" of the Lease) the work described in subparagraphs (a), (b), (c) and (d) of Paragraph 4 of Exhibit "F" of the Lease.

     3. EXTENSION PERIODS: During the term of the Sublease and any period thereafter during which Sublessee has the right to possession and occupancy of the Subleased Space (or any portion thereof) pursuant to Paragraph 6 below, Landlord hereby grants the Sublessee the option to lease the Subleased Space (or any portion thereof) directly from the Landlord together with all other rights and benefits from the Landlord, including, but not limited to, the parking spaces at the Property as set forth in Section 31(a) of the Sublease, upon all the terms and conditions set forth in the Sublease (except with respect to the Sublessee's use of the Tower 2 Space, which shall be deemed to be terminated as of the end of the term of the Sublease) for each of the two (2) separate extension periods of five (5) years each as described in Section 26 of the Lease at a rental rate with respect to the Subleased Space that is reflective of the then current fair market annual rent for the Subleased Space. The then current fair market annual rent for the Subleased Space for each of the two (2) five (5) year periods shall be determined by using the same considerations and process set forth in Section 26 of the Lease for determining the current fair market annual rent of the Premises during each of the two extension periods described therein; provided, however, that the Sublessee shall have the financial capability at the time of the first extension period to perform its obligations under the new lease with the Landlord as and when such obligations become due and payable thereunder. Sublessee agrees to send to the Landlord at the Landlord's address stated herein a copy of notice specified below to be sent by the Sublessee to the Sublessor with respect to the Sublessee's exercise of its option to enter into a direct lease with the Landlord for the first extension period of five (5) years with an option to lease the Subleased Space for the second extension period of five (5) years.

     Provided Sublessee (i) is not in default under the Sublease beyond applicable notice and curing periods; (ii) is in physical possession of at least one floor of the Subleased Space; and (iii) notifies Sublessor and Landlord no later than May 14, 2009 that Sublessee intends, in good faith, to enter into a new lease with the Landlord for the Subleased Space as such space may have been reduced from time to time by virtue of Landlord's exercise from time to time of Landlord's recapture rights pursuant to Section 14A of the Lease, then Sublessor shall be deemed with respect to the Subleased Space only, to have assigned to Sublessee the "Tenant's First Extension Option" with respect to the Subleased Space and the "Tenant's Second Extension Option" with respect to the Subleased Space as such terms are defined in Section 26A and Section 26B of the

Lease and Sublessor shall have therefore waived, relinquished and released Sublessor's rights to exercise "Tenant's First Extension Option" with respect to the Subleased Space under the Lease and "Tenant's Second Extension Option" with respect to the Subleased Space under the Lease. Landlord hereby consents to (x) such waiver, relinquishment, release and assignment by Sublessor of Sublessor's rights to exercise "Tenant's First Extension Option" and "Tenant's Second Extension Option" with respect to the Subleased Space; and (y) the retention by Sublessor of Sublessor's rights to exercise "Tenant's First Extension Option" and "Tenant's Second Extension Option" solely with respect to the remainder of the Premises but excluding the Subleased Space.

     4. RIGHT OF FIRST OFFER: During the term of the Sublease and any period thereafter during which Sublessee has the right to possession and occupancy of the Subleased Space (or any portion thereof) pursuant to Paragraph 6 below, the Landlord hereby grants to the Sublessee the right of first offer to lease any and all space located on the fourth (4th) floor of Tower 1 and any and all space located on the seventh (7th) floor of Tower 1 upon the same terms and conditions relating to the right of first offer granted by Landlord to the Sublessor set forth in Section 27 of the Lease; provided, however, the Sublessee shall provide a security deposit in the form of cash, check or a letter of credit equivalent in the amount of (i) six (6) months of the applicable fixed monthly rental for such applicable space if such rights are exercised by the Sublessee during the initial term of the Sublease; or (ii) three (3) months of the applicable fixed monthly rental for such applicable space if such rights are exercised by the Sublessee during any extension period of the Sublease.

     The Sublessor hereby (i) assigns to the Sublessee any and all of Sublessor's rights relating to the right of first offer to lease any and all space located on the fourth (4th) floor of Tower 1 and any and all space located on the seventh (7th) floor of Tower 1 pursuant to Section 27 of the Lease; and
(ii) waives, releases and relinquishes any other rights of first offer to lease any other space in the Building as set forth in Section 27 of the Lease.

     5. EXPANSION OPTION: During the term of the Sublease and any period thereafter during which Sublessee has the right to possession and occupancy of the Subleased Space (or any portion thereof) pursuant to Paragraph 6 below, the Landlord hereby grants to the Sublessee the option to lease any and all space located on the fourth (4th) floor of Tower 1 on the same terms and conditions relating to the expansion options granted by the Landlord to the Sublessor set forth in Section 28 of the Lease; provided, however, that:

     (a) the fixed minimum rental for any such space shall be (i) $8.50 per rentable square foot through May 14, 2005; and (ii) $10.75 per rentable square foot from May 15, 2005 through and including May 14, 2010; and

     (b) Sublessee provide a security deposit in the form of cash, check or letter of credit equivalent to the Landlord in the amount of six (6) months of the applicable fixed monthly rental for such applicable space. Such security deposit shall be reduced to three (3) months of the applicable fixed monthly rental for any such space during any extension period.

     The Sublessor hereby (i) assigns to the Sublessee any and all of Sublessor's rights relating to its option to lease the fourth (4th) floor of Tower 1 pursuant to Section 28 of the Lease; and

(ii) waives, releases and relinquishes any other options to lease any other space in the Building set forth in Section 28 of the Lease.

     6. NONDISTURBANCE AND ATTORNMENT: Subject to the following provisions of this Paragraph 6, upon the expiration or sooner termination of the Lease, the Sublease (including the term and estate thereby granted) shall, at the option of the Landlord, terminate as of the effective date of such expiration or earlier termination of the Lease and Sublessee shall vacate the Subleased Space on or before such date and this Tri-Party Agreement and all of the rights granted hereunder to Sublessor and Sublessee shall expire on said date of such expiration or earlier termination of the Lease. Notwithstanding anything to the contrary contained in the Lease or this Tri-Party Agreement (including, but not limited to, the foregoing sentence), Landlord hereby agrees that so long as the Sublessee is not in default under the Sublease beyond applicable notice and curing periods, then:

     (a) the Sublessee's possession and occupancy of the Subleased Space and the Sublessee's rights and privileges under the Sublease (except with respect to the Sublessee's use of the Tower 2 Space, which shall be deemed to be terminated as of the expiration or sooner termination of the Lease) and the Sublessee's rights and privileges under this Tri-Party Agreement, shall not be disturbed by the Landlord, except in the event that the Lease is terminated as a result of (i) Sublessor's exercise of the Sublessor's First Termination Option or Sublessor's Second Termination Option in accordance with the terms and conditions specified in Section 29 of the Lease so long as Landlord promptly sends written notice of any such exercise of the Sublessor's termination option under the Lease to the Sublessee; (ii) the election by the Landlord or the Sublessor to terminate the Lease in accordance with the terms and conditions of Section 12 (entitled "Fire and Casualty") of the Lease so long as a copy of any such notice of the election to terminate the Lease is promptly sent to the Sublessee by the Landlord; (iii) the election by the Landlord or Sublessor to terminate the Lease in accordance with the terms and conditions of
          Section 13 (entitled "Condemnation") of the Lease so long as a copy of any such notice of the election to terminate the Lease is promptly sent to the Sublessee by the Landlord; or (iv) by the occurrence of a Transfer or proposed Transfer of the entire Subleased Space by the Sublessee and the proper election by the Landlord to terminate the Lease with respect to the entire Subleased Space in accordance with terms and conditions of Section 14C of the Lease; and

     (b) the Landlord will not join the Sublessee as a party defendant in any action or proceeding brought as a result of a default under the Lease for the purposes of terminating the Sublessee's interest and estate under the Sublease and Sublessee's rights and interest under this Tri-Party Agreement.

     If the Lease has been terminated other than as a result of the events, causes or circumstances described in subparagraphs 6(a)(i), 6(a)(ii), 6(a)(iii) or 6(a)(iv) above and the Sublessee has not elected to terminate the Sublease in accordance with the terms of the Sublease, the Sublessee shall be directly bound to the Landlord under the Sublease and shall perform its undischarged obligations under the Sublease in accordance with the terms thereof, with the same force and effect as if the Landlord were the Sublessor under the Sublease except that the Landlord shall not be:

     (a) Subject to any offsets or defenses which the Sublessee might have against the Sublessor or be liable for any prior act or omission of Sublessor under the Sublease;

     (b) Bound by any rent or additional rent which the Sublessee might have paid for more than the current month to any Sublessor;

     (c) Bound by any amendment or modification of the Sublease made without the Landlord's written consent and Landlord shall have no obligation under Section 1B and Section 32 of the Sublease; and

     (d) Liable to refund to the Sublessee, or credit the Sublessee with the amount of any security or other payment or deposit (other than rent paid to the Landlord for not more than the current month), unless such amount shall have been paid over by the Sublessor to the Landlord.

     7. MORTGAGEE NONDISTURBANCE: The Landlord hereby grants permission to the Sublessee to obtain a nondisturbance agreements in favor of the Sublessee with respect to the Sublessee's use and occupancy privileges and rights under the Sublease, this Tri-Party Agreement, and any lease hereinafter entered into by and between the Landlord and the Sublessee from any and all mortgagees of the Property. The Landlord agrees to cooperate in good faith in connection with Sublessee's obtaining of said nondisturbance agreements but the Landlord shall have no liability to the Sublessee in the event that any such agreements are not obtained by the Sublessee. Sublessee agrees to pay the reasonable attorneys' fees of Landlord's attorneys and the mortgagee's attorneys that are actually incurred and payable by the Landlord in connection with Sublessee's obtaining said mortgagee nondisturbance agreement.

     8. SIGNAGE. During the term of the Sublease and any period thereafter that the Sublessee has the right to possession and occupancy of the Subleased Space (or any portion thereof) pursuant to Paragraph 6 above, Landlord agrees to provide the Sublessee with such minimum rights and benefits to signage within the Building as Landlord provides to other tenants leasing at least 50,000 rentable square feet of floor area at the Property, including, but not limited to, appropriate space on the Building directory dedicated to Sublessee's usage. The Sublessor waives, releases and relinquishes its rights to the above mentioned signage rights to the extent set forth in Section 31(a) of the Lease.

     9. ACCESS TO TOWER 1 ROOF. During the term of the Sublease and any period thereafter that the Sublessee has the right to possession and occupancy of the Subleased Space (or any portion thereof) pursuant to Paragraph 6 above, Landlord hereby agrees to grant and provide the Sublessee during the term of the Sublease and the two (2) extension periods described above with the same rights and benefits for access to and use of the roof of Tower 1 and Tower 2 as is afforded to the Sublessor pursuant to Section 30 of the Lease subject, however, to the same terms and conditions set forth in Section 30 of the Lease except that the Sublessee shall pay a current fair market rental in connection therewith determined upon the Sublessee's request for access to and use of the roof of Tower 1 as reasonably determined by Landlord.

     10. SUBLEASE PAYMENTS. Landlord shall, as an accommodation, send separate bills for Adjustment Rent applicable to the Subleased Space to Sublessor and the Sublessee. Such bills shall reflect the amount thereof owed by Sublessee to Sublessor pursuant to Section 4(a) of the Sublease. Sublessee shall pay directly to Landlord (i) additional rent payable by Sublessee as and when required under
Section 4(b) of the Sublease to the extent that Sublessee has received a separate bill from the Landlord for the additional rent payable with respect to the Subleased Space; and (ii) Fixed Rent payable by Sublessee as and when required under Section 3(a) of the Sublease. Sublessee shall also simultaneously provide Sublessor with copies of all checks for such payments. Any failure by Sublessee to so pay the applicable Fixed Rent and additional rent to the Landlord after Sublessee's receipt of a separate bill from the Landlord and provide copies of checks of said payments to the Sublessor within the time limits set forth in Section 15 of the Sublease shall be a default by Sublessee under the Sublease.

     Notwithstanding anything herein to the contrary, the failure of Landlord to send separate bills with respect to Adjustment Rent payable under the Lease with respect to the Subleased Space and the remainder of the Premises shall not affect the Sublessor's obligation to pay Adjustment Rent under the Lease. In addition, nothing in this Paragraph 10 shall modify the obligation of the Sublessor to timely pay to Landlord the full amount of Rent due and owing from Sublessor to Landlord under the Lease. Any amounts, however, received by Landlord from the Sublessee under this Paragraph 10 shall be applied against amounts due and owing from Sublessor to Landlord under the Lease.

     11. REDEFINITION OF "TRANSFER". Sublessor and Landlord hereby agree, and Sublessee hereby acknowledges, that the first and second sentences of Section 14A of the Lease are hereby amended to read as follows:

     "Except as otherwise expressly provided herein, Tenant shall not, without the prior written consent of Landlord: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, whether voluntarily or by operation of law; (ii) permit any assignment, reassignment, conveyance, mortgaging or other transfer of any sublease of all or any part of the Premises; (iii) sublease the Premises or any part thereof, whether voluntarily or by operation of law; (iv) permit any further subletting of all or any part of the Premises then being subleased, whether voluntarily or by operation of law; or (v) permit the use of the Premises by any person other than Tenant and its employees. Any such assignment, transfer, sublease or circumstance described in the preceding sentence (herein referred to as a "Transfer", which term shall include any reassignment of the Lease after any initial assignment of the Lease by the Tenant named herein, i.e. Delphi Internet Services Corporation, or any subsequent reassignment and any assignment of any sublease with respect to all or any portion of the Premises and any sub-subleasing of any portion of the Premises previously subleased) occurring without the prior written consent of the Landlord shall be void and of no effect."

     12. GENERATOR RIGHTS. Pursuant to Paragraph 4(f) of Exhibit E to the Lease, Sublessor has the right to install two electric generators, one of which has already been properly installed. Sublessor hereby relinquishes its right to install a second electric generator and relinquishes its right to use of the conduit installed by Sublessor to house electrical connections from such second generator to the sixth floor of Tower 2 of the Building. Sublessor agrees to cooperate with Landlord should Landlord want to extend such conduit to the seventh floor of Tower 2 of the Building, so long as such cooperation is without cost to Sublessor and Landlord does not unreasonably interfere with the conduct by Sublessor of its business in the Premises.

     13. FUTURE PERFORMANCE. Sublessor agrees to (i) pay the Landlord any unpaid amounts due for electricity furnished to the Premises for the period from January 1, 1996 through May 2, 1996 upon billing by the Landlord in accordance with the terms of the Lease; (ii) pay the Landlord any unpaid amounts due for Adjustment Rent for the period from January 1, 1996 though June 30, 1996 upon billing by the Landlord in accordance with the terms of the Lease; (iii) pay any unpaid amounts due for rent with respect to certain furniture located in the Tower 2 Space and return such furniture to the Landlord as agreed by and between the Landlord and the Sublessor; (iv) pay all reasonable attorneys' fees incurred and payable by the Landlord arising out of the transaction evidenced by this Tri-Party Agreement with such amounts to be paid within thirty (30) days of invoice. Such legal fees shall be deemed to be additional rent, payable by the Sublessor under the Lease; and (iv) provide certain landscaping around the existing electrical generator installed by the Sublessor on the east side of Tower 1. The Sublessee agrees to reimburse the Sublessor for one-half of the sum paid by Sublessor in connection with the payment by Sublessor of the reasonable attorneys' fees incurred by the Landlord arising out of the transaction evidenced by this Tri-Party Agreement

     14. NO RECORDING. Sublessee shall not record this Tri-Party Agreement. The parties hereto, however, upon the request of the Sublessee, shall execute and deliver a notice of this Tri-Party Agreement in such recordable form as required under applicable law in order for recording upon the applicable land records or registry.

     15. MISCELLANEOUS. This Tri-Party Agreement may not be modified other than by an agreement in writing signed by all the parties hereto or by their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

     16. COUNTERPARTS AND EFFECTIVENESS: This Tri-Party Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one instrument. Facsimile signatures shall be deemed to be original signatures. This Agreement shall not be effective unless and until it has been executed by all of the parties hereto.

     17. Except as expressly modified and supplemented by the terms of this Tri-Party Agreement, the Lease and Sublease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Tri-Party Agreement as a sealed instrument as of the day and year first above written.

                                               LANDLORD:
                                               CROSS POINT LIMITED PARTNERSHIP

                                               By: ONE INDUSTRIAL AVENUE CORP.,
                                                   Its Operating General Partner

-----------------------------
                                               By
-----------------------------                    -------------------------------
                                                 Its



                                               SUBLESSOR:
                                               iGUIDE, INC.

-----------------------------
                                               By
-----------------------------                  -------------------------------
                                                 Its


                                               SUBLESSEE:
                                               ZIPCALL, LLC


                                               By
                                                 -------------------------------
------------------------------                   Eric M. Zachs
                                                 Its Manager
------------------------------

COMMONWEALTH OF MASSACHUSETTS )
                              )   ss                               _______, 1996
COUNTY OF                     )

     Personally appeared, ___________________________of ONE INDUSTRIAL AVENUE CORP., the Operating General Partner of Cross Point Limited Partnership, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such ___________ and the free act and deed of said corporation and therefore said partnership, before me.


                                               ---------------------------------
                                               Notary Public
                                               My commission expires:

STATE OF                      )
                              )       ss                           _______, 1996
COUNTY OF                     )

     Personally appeared, ____________________ , ____________________________ of
iGUIDE, INC., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such _________ and the free act and deed of said corporation, before me.


                                               ---------------------------------
                                               Notary Public
                                               My commission expires:

STATE OF CONNECTICUT           )
                               )     ss                            _______, 1996
COUNTY OF                      )


     Personally appeared, Eric M. Zachs, Manager of ZipCall, LLC, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such manager and the free act and deed of said limited liability company, before me.


                                              ----------------------------------
                                              Commissioner of the Superior Court
                                              Notary Public
                                              My commission expires: